As filed with the Securities and Exchange Commission on February 27, 2012

Securities Act File No. 33-80966

Investment Company Act File No. 811-8598

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No	☐
Post-Effective Amendment No. 37	☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 38	☒

The Commerce Funds

(Exact Name of Registrant as Specified in Charter)

922 Walnut Street, Fourth Floor

Mail Code=TB4-1

Kansas City, Missouri 64106

(Address of Principal Executive Offices)

Registrant’s Telephone Number:

1-800-995-6365

Diana E. McCarthy

Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, Pennsylvania 19103-6996

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on February 28, 2012 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: none

March 1, 2012

Prospectus

The Commerce Funds

The Growth Fund
CFGRX

The Value Fund
CFVLX

The MidCap Growth Fund
CFAGX

The Bond Fund
CFBNX

The Short-Term Government Fund
CFSTX

The National Tax-Free Intermediate Bond Fund
CFNLX

The Missouri Tax-Free Intermediate Bond Fund
CFMOX

The Kansas Tax-Free Intermediate Bond Fund
KTXIX

These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

commerce funds™

The Commerce Funds PAGE 1

Commerce Growth Fund – Summary

CUSIP: 200626406

Investment Objective

The investment objective of the Fund is to seek capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There is no sales charge imposed on purchases of shares.

Growth Fund
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Sales Charge (load) Imposed on Reinvested Distributions	None
Maximum Deferred Sales Charge (load) Imposed on Redemptions	None
Redemption Fees	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses (1)	0.41%

Total Annual Fund Operating Expenses	1.16%
Less Fee Waiver and/or Expense Reimbursement (2)	0.03%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.13%

(1)	“Other Expenses” have been restated to reflect current expenses.

(2)	Commerce Investment Advisors, Inc. (“Commerce” or the “Adviser”) has contractually agreed to reduce or limit the Total Annual Fund Operating Expenses, excluding interest, taxes and extraordinary expenses, during the current fiscal year to 1.13% of the Fund’s average daily net assets through March 1, 2013. After this date, the Adviser or the Fund may terminate the contractual arrangement.

Example:  This Example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$115	$366	$635	$1,406

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These

PAGE 2 The Commerce Funds

costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies

•	Under normal market conditions, invests at least 65% of its total assets in stocks, primarily common stock.

•

Using a predominantly quantitative analysis, with some additional fundamental analysis depending on market conditions, the Fund invests principally in stocks of companies that show above-average growth in earnings. The Fund’s Adviser believes that investing in companies with strong earnings growth will lead to future capital appreciation.

•	The Fund may invest a significant amount of its assets from time to time in the technology sector.

•

Generally purchases common stock of companies whose characteristics are comparable to those included in the Russell 1000® Growth Index (“Index”). The capitalization range of the Index was $117.3 million to $406.3 billion as of December 31, 2011.

Principal Risks

Investment Risk:  The value of your investment in this Fund may fluctuate, which means that you could lose money. The types of stocks held by the Fund may not perform as well as other types of stocks.

Market Risk:  The market values of equity securities owned by the Fund may decline, at times sharply and unpredictably.

Management Risk:  A strategy used by the Adviser may fail to produce the intended results. The quantitative model used by the Adviser to manage the Fund may not perform as expected, particularly in volatile markets.

Technology Securities Risk:  The securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, or become obsolete, or may be adversely impacted by government regulation. Technology securities may experience significant price movements caused by disproportionate investor optimism or pessimism.

Please see “More Information on Investment Objectives, Securities, Investment Practices and Risks” for a more detailed description of the investment practices of the Fund and the risks associated with those practices. As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

continued

The Commerce Funds PAGE 3

Commerce Growth Fund – Summary (continued)

Fund Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s shares from year to year; and (b) how the average annual total returns of the Fund’s shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information, please visit the Fund’s website at www.commercefunds.com or by calling 1-800-995-6365.

Year-by-Year Total Returns as of 12/31 Each Year

TOTAL RETURN		CALENDAR YEAR

Best Quarter* Q2 ‘09 Worst Quarter* Q4 ‘08	+13.65% –20.55%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

After-tax returns below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or individual retirement account (IRA).

Average Annual Total Returns

For the periods ended December 31, 2011	1 Year	5 Years	10 Years	Since Inception (12/12/94)
Returns Before Taxes	–2.40%	0.13%	1.87%	6.38%
Returns After Taxes on Distributions	–2.46%	0.05%	1.81%	5.40%
Returns After Taxes on Distributions and Sale of Shares	–1.47%	0.11%	1.60%	5.33%
Russell 1000® Growth Index*	2.64%	2.50%	2.59%	7.39%

*	The Russell 1000® Growth Index, an unmanaged index, is a market capitalization weighted index of those 1000 Russell companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, taxes or expenses.

PAGE 4 The Commerce Funds

Management

Investment Advisor

Commerce Investment Advisors, Inc. (“Commerce” or the “Adviser”) serves as investment adviser for the Fund.

Portfolio Manager

Joseph C. Williams III, CFA, Senior Vice President, has managed the Fund since inception (1994). Nong Lin, Ph.D, CFA, Vice President, has managed the Fund since 2012.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000 ($500 through monthly systematic investment plan accounts). The minimum subsequent investment is $250 ($50 through monthly systematic investment plan accounts).

Tax Information

The Fund intends to make distributions each year. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you may pay taxes at a later time.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial representative or visit your financial intermediary’s website for more information.

The Commerce Funds PAGE 5

Commerce Value Fund – Summary

CUSIP: 200626828

Investment Objective

The investment objective of the Fund is to seek capital appreciation, and secondarily, current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There is no sales charge imposed on purchases of shares.

Value Fund
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Sales Charge (load) Imposed on Reinvested Distributions	None
Maximum Deferred Sales Charge (load) Imposed on Redemptions	None
Redemption Fees	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (1)	0.30%
Other Expenses (2)	0.44%

Total Annual Fund Operating Expenses (1)	0.74%
Less Fee Waiver and/or Expense Reimbursement (3)	0.04%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (1)	0.70%

(1)	“Management Fees,” “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expenses Reimbursement” have been restated to reflect the Management Fees that will be incurred in the current fiscal year. Effective March 1, 2011, the Adviser entered into a Fee Reduction Agreement to reduce the Fund’s Management Fee from 0.75% to 0.30%.
(2)	“Other Expenses” have been restated to reflect current expenses.
(3)	The Adviser has contractually agreed to reduce or limit the Total Annual Fund Operating Expenses, excluding interest, taxes and extraordinary expenses, during the current fiscal year to 0.70% of the Fund’s average daily net assets through March 1, 2013. After this date, the Adviser or the Fund may terminate the contractual arrangement.

Example:  This Example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$72	$233	$408	$915

PAGE 6 The Commerce Funds

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 116% of the average value of its portfolio.

Principal Investment Strategies

•	Under normal market conditions, invests at least 65% of its total assets in stocks, primarily common stock.

•

Using a predominately quantitative analysis, with some additional fundamental analysis depending on market conditions, the Fund invests principally in stock of companies that are selling below fair market value compared to their future potential. The Fund seeks a higher return than the Russell 1000® Value Index (“Index”) over time as the stocks it purchases rise in price to more normal valuations. The Fund utilizes a diversified portfolio with value characteristics (low price/book and price/earnings ratios) to achieve capital appreciation and current income.

•

Generally purchases common stock of companies whose characteristics are comparable to those included in the Index. The capitalization range of the Index was $117.3 million to $406.3 billion as of December 31, 2011.

•	The Fund may engage in active trading in Fund securities.

Principal Risks

Investment Risk:  The value of your investment in this Fund may fluctuate, which means that you could lose money. The types of stocks held by the Fund may not perform as well as other types of stocks.

Market Risk:  The market values of equity securities owned by the Fund may decline, at times sharply and unpredictably.

Management Risk:  A strategy used by the Adviser may fail to produce the intended results. The quantitative model used by the Adviser to manage the Fund may not perform as expected, particularly in volatile markets.

Active Trading Risk:  The Fund may buy and sell investments relatively often, which may cause shareholders to incur taxable gains and higher expenses, thereby lowering returns.

Please see “More Information on Investment Objectives, Securities, Investment Practices and Risks” for a more detailed description of the investment practices of the Fund and the risks associated with these practices. As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

continued

The Commerce Funds PAGE 7

Commerce Value Fund – Summary (continued)

Fund Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s shares from year to year; and (b) how the average annual total returns of the Fund’s shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information, please visit the Fund’s website at www.commercefunds.com or by calling 1-800-995-6365.

Year-by-Year Total Returns as of 12/31 Each Year

TOTAL RETURN		CALENDAR YEAR

Best Quarter* Q3 ‘09 Worst Quarter* Q4 ‘08	+17.18% –19.13%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

After-tax returns below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or individual retirement account (IRA).

Average Annual Total Returns

For the periods ended December 31, 2011	1 Year	5 Years	10 Years	Since Inception (3/3/97)
Returns Before Taxes	10.46%	–1.19%	3.18%	4.31%
Returns After Taxes on Distributions	10.04%	–1.78%	2.61%	3.74%
Returns After Taxes on Distributions and Sale of Shares	7.32%	–1.05%	2.69%	3.64%
Russell 1000® Value Index*	0.39%	–2.63%	3.89%	5.83%

*	The Russell 1000® Value Index, an unmanaged market capitalization weighted index of those 1000 Russell companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, taxes or expenses.

PAGE 8 The Commerce Funds

Management

Investment Advisor

Commerce Investment Advisors, Inc. (“Commerce” or the “Adviser”) serves as investment adviser for the Fund.

Portfolio Managers

Joseph C. Williams III, CFA, Senior Vice President, has managed the Fund since inception (1997). Matthew J. Schmitt, CFA, Vice President, has managed the Fund since 2004. Nong Lin, Ph.D, CFA, Vice President, has managed the Fund since 2012.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000 ($500 through monthly systematic investment plan accounts). The minimum subsequent investment is $250 ($50 through monthly systematic investment plan accounts).

Tax Information

The Fund intends to make distributions each year. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you may pay taxes at a later time.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial representative or visit your financial intermediary’s website for more information.

The Commerce Funds PAGE 9

Commerce MidCap Growth Fund – Summary

CUSIP: 200626505

Investment Objective

The investment objective of the Fund is to seek capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There is no sales charge imposed on purchases of shares.

MidCap Growth Fund
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Sales Charge (load) Imposed on Reinvested Distributions	None
Maximum Deferred Sales Charge (load) Imposed on Redemptions	None
Redemption Fees	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses (1)	0.44%

Total Annual Fund Operating Expenses	1.19%

(1)	“Other Expenses” have been restated to reflect current expenses.

Example:  This Example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$121	$378	$654	$1,443

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

PAGE 10 The Commerce Funds

Principal Investment Strategies
•

Under normal market conditions, invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in mid-cap issuers. These issuers will have public stock market capitalizations within the range of the market capitalization of companies constituting the Russell Midcap Growth® Index (“Index”) at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Index was $117.3 million to $20.4 billion as of December 31, 2011.

•

Using a predominately quantitative analysis, with some additional fundamental analysis depending on market conditions, the Fund invests principally in stock of companies that show the potential for above-average earnings growth. The Fund seeks capital appreciation by investing in companies that exhibit high rates of profitability, earnings growth and corporate reinvestment.

•	The Fund may invest a significant amount of its assets from time to time in the technology sector.

•	The Fund will provide shareholders with at least 60 days’ notice before changing its 80% investment policy.

Principal Risks

Investment Risk:  The value of your investment in this Fund may fluctuate, which means that you could lose money. The types of stocks held by the Fund may not perform as well as other types of stocks.

Management Risk:  A strategy used by the Adviser may fail to produce the intended results. The quantitative model used by the Adviser to manage the Fund may not perform as expected, particularly in volatile markets.

Market Risk:  The market values of equity securities owned by the Fund may decline, at times sharply and unpredictably.

Mid-Cap and Small-Cap Risk:  Investing in securities of smaller and mid-sized companies may be riskier than investing in larger, more established companies. Smaller and mid-sized companies are more vulnerable to adverse developments because of more limited product lines, markets or financial resources. Also, these stocks may trade less often and in limited volume compared to stocks trading on a national securities exchange. The prices of these stocks may be more volatile than the prices of larger company stocks. As a result, this Fund’s net asset value may be subject to rapid and substantial changes.

Technology Securities Risk:  The securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, or become

continued

The Commerce Funds PAGE 11

Commerce MidCap Growth Fund – Summary (continued)

obsolete, or may be adversely impacted by government regulation. Technology securities may experience significant price movements caused by disproportionate investor optimism or pessimism.

Please see “More Information on Investment Objectives, Securities, Investment Practices and Risks” for a more detailed description of the investment practices of the Fund and the risks associated with those practices. As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s shares from year to year; and (b) how the average annual total returns of the Fund’s shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information, please visit the Fund’s website at www.commercefunds.com or by calling 1-800-995-6365.

Year-by-Year Total Returns as of 12/31 Each Year

TOTAL RETURN		CALENDAR YEAR

Best Quarter* Q3 ‘09 Worst Quarter* Q4 ‘08	+17.13% –24.01%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

After-tax returns below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or individual retirement account (IRA).

PAGE 12 The Commerce Funds

Average Annual Total Returns

For the periods ended December 31, 2011	1 Year	5 Years	10 Years	Since Inception (12/12/94)
Returns Before Taxes	–5.60%	1.23%	4.13%	6.81%
Returns After Taxes on Distributions	–6.42%	0.66%	3.84%	6.10%
Returns After Taxes on Distributions and Sale of Shares	–2.52%	0.99%	3.57%	5.89%
Russell Midcap® Growth Index*	–1.65%	2.44%	5.28%	8.63%

*	The Russell Midcap® Growth Index, an unmanaged index, measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, taxes or expenses. Inception date of the Index return is 12/30/94 as daily value was unavailable at 12/12/94.

Management

Investment Advisor

Commerce Investment Advisors, Inc. (“Commerce” or the “Adviser”) serves as investment adviser for the Fund.

Portfolio Manager

Joseph C. Williams III, CFA, Senior Vice President, has managed the Fund since 2006. Nong Lin, Ph.D, CFA, Vice President, has managed the Fund since 2012.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000 ($500 through monthly systematic investment plan accounts). The minimum subsequent investment is $250 ($50 through monthly systematic investment plan accounts).

Tax Information

The Fund intends to make distributions each year. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you may pay taxes at a later time.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial representative or visit your financial intermediary’s website for more information.

The Commerce Funds PAGE 13

Commerce Bond Fund – Summary

CUSIP: 200626208

Investment Objective

The investment objective of the Fund is to seek total return through current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There is no sales charge imposed on purchases of shares.

Bond Fund
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Sales Charge (load) Imposed on Reinvested Distributions	None
Maximum Deferred Sales Charge (load) Imposed on Redemptions	None
Redemption Fees	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses (1)	0.31%

Total Annual Fund Operating Expenses	0.81%
Less Fee Waiver and/or Expense Reimbursement (2)	0.00%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.81%

(1)	“Other Expenses” have been restated to reflect current expenses.

(2)	The Adviser has contractually agreed to reduce or limit the Total Annual Fund Operating Expenses, excluding interest, taxes and extraordinary expenses, during the current fiscal year to 0.88% of the Fund’s average daily net assets through March 1, 2013. After this date, the Adviser or the Fund may terminate the contractual arrangement.

Example:  This Example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$83	$259	$450	$1,002

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction

PAGE 14 The Commerce Funds

costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies

•

Security Types:  Under normal market conditions, invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in bonds. In seeking current income and capital appreciation, the Fund invests in a diversified portfolio of investment-grade corporate debt obligations and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities as well as municipal bonds. The Fund will provide shareholders with at least 60 days notice before changing its 80% investment policy. The Fund may invest up to 80% of its total assets in mortgage-backed and asset-backed securities.

•

Credit Quality:  Sixty-five percent of debt securities at the time of purchase by the Fund will be rated investment grade (AAA, AA, A, BBB or an equivalent rating) by one of the major credit rating agencies (Standard & Poor’s, Moody’s and Fitch) that has assigned a rating to the security or, if unrated, deemed to be investment-grade quality by the Adviser. In addition, the Fund may invest up to 10% of its total assets in high yield (non-investment grade) securities known as junk bonds and up to 35% of its total assets in obligations rated BBB or Baa by one of the major credit rating agencies.

•

Maturity Distribution:  To achieve capital appreciation, the Fund’s average effective duration will be within 30% of the Barclays Capital U.S. Aggregate Bond Index (“Index”), although the Fund has no restriction on the maximum or minimum duration of any individual security it holds. For example, if the duration of the Index were 4.5 years, the Fund’s assets would have a duration of between 3.15 years and 5.85 years. As of December 31, 2011, the duration of the Fund was 5.0 years, while the duration of the Index was 4.95 years. Duration is a measure of a fund’s sensitivity to interest rates. For example, a fund with a duration of 2 years would lose 2% of its value if interest rates rose by 1%, or it would gain 2% if interest rates declined by 2%. A fund with a duration of 4 years would be twice as volatile as a fund with a duration of 2 years.

Principal Risks

U.S. Government Securities Risk:  The U.S. Government may not provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so. Although many U.S. Government securities purchased by the Fund may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and therefore are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources,

continued

The Commerce Funds PAGE 15

Commerce Bond Fund – Summary (continued)

including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Mortgage-Backed and Asset-Backed Risk:  Mortgage-backed securities, especially collateralized mortgage-backed securities, and asset-backed securities may be subject to risks that include price volatility, liquidity, enhanced sensitivity to interest rates, and greater risk of default during periods of economic downturn than other securities. As a result, these securities may be more difficult to value and liquidate, if necessary.

Investment Risk:  The value of your investment in this Fund may fluctuate, which means that you could lose money.

Market Risk:  The market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably.

Interest Rate Risk:  Interest rate risk is the risk that the value of the Fund’s portfolio will decline because of rising interest rates. The magnitude of this decline will often be greater for longer-term, fixed-income securities than shorter-term securities.

Credit Risk:  Credit risk is the risk that an issuer or guarantor of a fixed-income security may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability or willingness to make such payments. The Fund may invest up to 10% of its total assets in high yield securities and up to 35% of its total assets in obligations rated BBB or Baa by one of the three major credit ratings services. High yield securities and obligations rated BBB or Baa are considered to be speculative and are riskier than higher-rated obligations.

Management Risk:  A strategy used by the Adviser could fail to produce the intended results.

Maturity Risk:  The Fund will not necessarily hold its securities to maturity, which could result in loss of principal.

Municipal Bond Risk:  Municipal securities prices can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. In addition, economic conditions at the state, regional and federal level may adversely affect the municipal bond market.

Call Risk:  An issuer may exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed or asset-backed security) earlier than expected. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.

Extension Risk:  An issuer may exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed or asset-backed security) later than expected. This may happen when interest rates rise. Under these circumstances, the value of the obligation will decrease and the Fund will also suffer from the inability to invest in higher-yielding securities.

High Yield Risk:  High yield securities are subject to greater levels of credit and liquidity risk. High yield securities are considered speculative with respect to an issuer’s ability to make principal and interest payments.

Prepayment Risk:  Prepayment of the underlying mortgage collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of the securities.

PAGE 16 The Commerce Funds

Income Risk:  The Fund’s portfolio income may decline because of falling market interest rates.

Liquidity Risk:  The Fund may not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high number of redemption requests or other reasons. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at an advantageous time or price.

Please see “More Information on Investment Objectives, Securities, Investment Practices and Risks” for a more detailed description of the investment practices of the Fund and the risks associated with those practices. As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s shares from year to year; and (b) how the average annual total returns of the Fund’s shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information, please visit the Fund’s website at www.commercefunds.com or by calling 1-800-995-6365.

Year-by-Year Total Returns as of 12/31 Each Year

TOTAL RETURN		CALENDAR YEAR

Best Quarter* Q3 ‘09 Worst Quarter* Q2 ‘04	+5.01% –2.50%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

After-tax returns below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax

continued

The Commerce Funds PAGE 17

Commerce Bond Fund – Summary (continued)

returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or individual retirement account (IRA).

Average Annual Total Returns

For the periods ended December 31, 2011	1 Year	5 Years	10 Years	Since Inception (12/12/94)
Returns Before Taxes	6.80%	7.51%	5.71%	6.57%
Returns After Taxes on Distributions	5.15%	5.71%	3.88%	4.36%
Returns After Taxes on Distributions and Sale of Shares	4.39%	5.37%	3.78%	4.27%
Barclays Capital U.S. Aggregate Index*	7.84%	6.50%	5.77%	6.83%

*	The Barclays Capital U.S. Aggregate Index is an unmanaged index comprised of the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The Index figures do not reflect any deduction for fees, taxes or expenses.

Management

Investment Advisor

Commerce Investment Advisors, Inc. (“Commerce” or the “Adviser”) serves as investment adviser for the Fund.

Portfolio Manager

Scott M. Colbert, CFA, Senior Vice President, has managed the Fund since inception (1994). Brent L. Schowe, CFA, Senior Vice President, has managed the Fund since 2012.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000 ($500 through monthly systematic investment plan accounts). The minimum subsequent investment is $250 ($50 through monthly systematic investment plan accounts).

Tax Information

The Fund intends to make distributions each year. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you may pay taxes at a later time.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial representative or visit your financial intermediary’s website for more information.

PAGE 18 The Commerce Funds

Commerce Short-Term Government Fund – Summary

CUSIP: 200626109

Investment Objective

The investment objective of the Fund is to seek current income with preservation of principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There is no sales charge imposed on purchases of shares.

Short-Term Government Fund
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Sales Charge (load) Imposed on Reinvested Distributions	None
Maximum Deferred Sales Charge (load) Imposed on Redemptions	None
Redemption Fees	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses (1)	0.33%

Total Annual Fund Operating Expenses	0.83%
Less Fee Waiver and/or Expense Reimbursement (2)	0.15%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.68%

(1)	“Other Expenses” have been restated to reflect current expenses.

(2)	The Adviser has contractually agreed to reduce or limit the Total Annual Fund Operating Expenses, excluding interest, taxes and extraordinary expenses, during the current fiscal year to 0.68% of the Fund’s average daily net assets through March 1, 2013. After this date, the Adviser or the Fund may terminate the contractual arrangement.

Example:  This Example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$69	$250	$446	$1,011

continued

The Commerce Funds PAGE 19

Commerce Short-Term Government Fund – Summary (continued)

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

Principal Investment Strategies

•

Security Types:  Under normal market conditions, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including U.S. Treasury bills, notes and bonds) and government mortgage-backed securities (pools of mortgage loans sold to investors by various governmental agencies). The Fund may also purchase other mortgage-backed securities, which are sold by private issuers. The Fund will provide shareholders with at least 60 days notice before changing its 80% investment policy.

•

The Fund invests primarily in securities rated investment grade (AAA, AA, A, BBB or an equivalent rating) by one of the major credit rating agencies (Standard & Poor’s, Moody’s and Fitch) that has assigned a rating to the security or, if unrated, deemed to be investment-grade quality by Commerce Investment Advisors, Inc.

•

Maturity Distribution:  Emphasizes purchasing short-term bonds. The Fund invests at least 65% of its total assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and government mortgage-backed securities that have average lives or remaining maturities of five years or less.

•	Actively manages maturities to take advantage of changes in interest rates. The dollar-weighted average maturity of the Fund’s investments will not exceed three years.

Principal Risks

U.S. Government Securities Risk:  Most of the securities in which the Fund invests are not backed by the full faith and credit of the U.S. Government. The U.S. Government may not provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Mortgage-Backed Risk:  Mortgage-backed securities, especially collateralized mortgage-backed securities, may be subject to risks that include price volatility, liquidity, and enhanced sensitivity to interest rates. As a result, mortgage-backed securities may be more difficult to value and liquidate, if necessary.

PAGE 20 The Commerce Funds

Investment Risk:  The value of your investment in this Fund may fluctuate, which means that you could lose money.

Market Risk:  The market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably.

Interest Rate Risk:  Interest rate risk is the risk that the value of the Fund’s portfolio will decline because of rising interest rates. The magnitude of this decline will often be greater for longer-term, fixed-income securities than shorter-term securities.

Credit Risk:  Credit risk is the risk that an issuer or guarantor of a fixed-income security may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability or willingness to make such payments.

Management Risk:  A strategy used by the Adviser could fail to produce the intended results.

Maturity Risk:  The Fund will not necessarily hold its securities to maturity, which could result in loss of principal.

Call Risk:  An issuer may exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed or asset-backed security) earlier than expected. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.

Extension Risk:  An issuer may exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed or asset-backed security) later than expected. This may happen when interest rates rise. Under these circumstances, the value of the obligation will decrease and the Fund will also suffer from the inability to invest in higher-yielding securities.

Prepayment Risk:  Prepayment of the underlying mortgage collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of the securities.

Income Risk:  The Fund’s portfolio income may decline because of falling market interest rates.

Liquidity Risk:  The Fund may not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high number of redemption requests or other reasons. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at an advantageous time or price.

Please see “More Information on Investment Objectives, Securities, Investment Practices and Risks” for a more detailed description of the investment practices of the Fund and the risks associated with those practices. As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

continued

The Commerce Funds PAGE 21

Commerce Short-Term Government Fund – Summary (continued)

Fund Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s shares from year to year; and (b) how the average annual total returns of the Fund’s shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information, please visit the Fund’s website at www.commercefunds.com or by calling 1-800-995-6365.

Year-by-Year Total Returns as of 12/31 Each Year

TOTAL RETURN		CALENDAR YEAR

Best Quarter* Q3 ‘02 Worst Quarter* Q2 ‘04	+3.08% –1.66%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

After-tax returns below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or individual retirement account (IRA).

Average Annual Total Returns

For the periods ended December 31, 2011	1 Year	5 Years	10 Years	Since Inception (12/12/94)
Returns Before Taxes	2.01%	4.39%	3.61%	4.95%
Returns After Taxes on Distributions	1.01%	3.06%	2.17%	3.08%
Returns After Taxes on Distributions and Sale of Shares	1.30%	2.97%	2.22%	3.08%
Citigroup 1-5 Year Treasury/ Government Sponsored Index*	3.11%	4.78%	4.09%	5.42%

*	The Citigroup 1-5 Year Treasury/Government Sponsored Index is an unmanaged index comprised of Treasury securities with a minimum principal amount of $1 billion and U.S. Government securities with a minimum principal amount of $100 million. The securities range in maturity from one to five years. The Index figures do not reflect any deduction for fees, taxes or expenses.

PAGE 22 The Commerce Funds

Management

Investment Advisor

Commerce Investment Advisors, Inc. (“Commerce” or the “Adviser”) serves as investment adviser for the Fund.

Portfolio Manager

Scott M. Colbert, CFA, Senior Vice President, has managed the Fund since inception (1994). Brent L. Schowe, CFA, Senior Vice President, has managed the Fund since 2012.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000 ($500 through monthly systematic investment plan accounts). The minimum subsequent investment is $250 ($50 through monthly systematic investment plan accounts).

Tax Information

The Fund intends to make distributions each year. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you may pay taxes at a later time.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial representative or visit your financial intermediary’s website for more information.

The Commerce Funds PAGE 23

Commerce National Tax-Free Intermediate Bond Fund – Summary

CUSIP: 200626703

Investment Objective

The investment objective of the Fund is to seek current income exempt from federal income tax as is consistent with the preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There is no sales charge imposed on purchases of shares.

National Tax-Free Intermediate Bond Fund
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Sales Charge (load) Imposed on Reinvested Distributions	None
Maximum Deferred Sales Charge (load) Imposed on Redemptions	None
Redemption Fees	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of your investment)
Management Fees	0.50%
Other Expenses (1)	0.28%

Total Annual Fund Operating Expenses	0.78%
Less Fee Waiver and/or Expense Reimbursement (2)	0.08%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.70%

(1)	“Other Expenses” have been restated to reflect current expenses.

(2)	The Adviser has contractually agreed to reduce or limit the Total Annual Fund Operating Expenses, excluding interest, taxes and extraordinary expenses, during the current fiscal year to 0.70% of the Fund’s average daily net assets through March 1, 2013. After this date, the Adviser or the Fund may terminate the contractual arrangement.

Example:  This Example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$72	$241	$425	$959

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction

PAGE 24 The Commerce Funds

costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies

•

Security Types:  Under normal market conditions, invests at least 80% of its net assets plus any borrowings for investment purposes, (measured at the time of purchase) in municipal bonds issued by or on behalf of the states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the income from which, in the opinion of bond counsel, is exempt from regular federal income and federal alternative minimum taxes. Alternatively, at least 80% of the Fund’s distributed income must be exempt from such taxes. The Fund’s 80% investment strategy is fundamental–meaning that it can be changed only by the holders of a majority of the outstanding voting securities of the Fund.

•	Up to 20% of the Fund’s net assets may be invested in municipal bonds that are not exempt from regular federal income tax or federal alternative minimum taxes.

•

Credit Quality:  The Fund invests in securities that are rated investment grade at the time of purchase by at least one nationally recognized statistical rating organization, or which are unrated but deemed by the Adviser to be of comparable quality to investment grade securities at the time of purchase. The Fund may invest up to 10% of its total assets in such unrated securities. Subsequent to purchase, the Fund’s portfolio securities may be downgraded below investment grade or may be deemed by the Adviser to be no longer comparable to investment grade securities. The Adviser will consider such an event in determining whether the Fund should continue to hold the security. Up to 5% of the Fund’s total assets may represent securities downgraded below investment grade after purchase.

•

Maturity Distribution:  The Fund actively manages maturities to take advantage of changes in interest rates. The average dollar-weighted effective maturity of the Fund’s portfolio securities will be three to ten years, under normal market conditions.

•

The average effective duration of the Fund will be within 30% of the duration of the Barclays Capital 3-15 Year Blend Index (“Index”), although the Fund has no restriction as to the maximum or minimum duration of any individual security it holds. For example, if the duration of the Index were 6.0 years, the Fund’s assets would have a duration of between 4.20 years and 7.80 years. As of December 31, 2011, the duration of the Fund was 7.37 years, while the duration of the Index was 5.81 years. Duration is a measure of a fund’s sensitivity to interest rates. For example, a fund with a duration of 2 years would lose 2% of its value if interest rates rose by 1%, or it would gain 2% if interest rates declined by 2%. A fund with a duration of 4 years would be twice as volatile as a fund with a duration of 2 years.

•	The Fund strives to minimize net realized capital gains.

continued

The Commerce Funds PAGE 25

Commerce National Tax-Free Intermediate Bond Fund – Summary (continued)

Principal Risks

Investment Risk:  The value of your investment in this Fund may fluctuate, which means that you could lose money.

Market Risk:  The market values of municipal bonds owned by the Fund may decline, at times sharply and unpredictably.

Interest Rate Risk:  Interest rate risk is the risk that the value of the Fund’s portfolio will decline because of rising interest rates. The magnitude of this decline will often be greater for longer-term, fixed-income securities than shorter-term securities.

Credit Risk:  Credit risk is the risk that an issuer of a municipal bond may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability or willingness to make such payments. If a bond’s insurer or provider of other credit enhancement fails to fulfill its obligations or loses its credit rating, the value of the bond could drop.

Management Risk:  A strategy used by the Adviser could fail to produce the intended results.

Municipal Bond Risk:  Municipal securities prices can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. In addition, economic conditions at the state, regional and federal level may adversely affect the municipal bond market.

Tax Risk:  Income from municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. In addition, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

Income Risk:  The Fund’s portfolio income may decline because of falling market interest rates.

Call Risk:  An issuer may exercise its right to pay principal on an obligation held by the Fund earlier than expected. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.

Liquidity Risk:  The Fund may not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high number of redemption requests or other reasons. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at an advantageous time or price.

Please see “More Information on Investment Objectives, Securities, Investment Practices and Risks” for a more detailed description of the investment practices of the Fund and the risks associated with those practices. As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

PAGE 26 The Commerce Funds

Fund Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s shares from year to year; and (b) how the average annual total returns of the Fund’s shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information, please visit the Fund’s website at www.commercefunds.com or by calling 1-800-995-6365.

Year-by-Year Total Returns as of 12/31 Each Year

TOTAL RETURN		CALENDAR YEAR

Best Quarter* Q3 ‘09 Worst Quarter* Q4 ‘10	+4.67% –3.63%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

After-tax returns below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or individual retirement account (IRA).

Average Annual Total Returns

For the periods ended December 31, 2011	1 Year	5 Years	10 Years	Since Inception (2/21/95)
Returns Before Taxes	11.46%	5.30%	4.92%	5.03%
Returns After Taxes on Distributions	11.36%	5.15%	4.76%	4.89%
Returns After Taxes on Distributions and Sale of Shares	8.92%	5.02%	4.70%	4.83%
Barclays Capital 3-15 Year Blend Index*	9.63%	5.74%	5.35%	5.76%

*	The Barclays Capital 3-15 Year Blend Index is an unmanaged index comprised of investment-grade municipal securities ranging from 2 to 17 years in maturity. The Index figures do not reflect any deduction for fees, taxes or expenses.

continued

The Commerce Funds PAGE 27

Commerce National Tax-Free Intermediate Bond Fund – Summary (continued)

Management

Investment Advisor

Commerce Investment Advisors, Inc. (“Commerce” or the “Adviser”) serves as investment adviser for the Fund.

Portfolio Manager

Brian P. Musielak, CFA, Vice President, has managed the Fund since 1999. Brent L. Schowe, CFA, Senior Vice President, has managed the Fund since 2012.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000 ($500 through monthly systematic investment plan accounts). The minimum subsequent investment is $250 ($50 through monthly systematic investment plan accounts).

Tax Information

The Fund intends to make distributions each year. A portion of the Fund’s distributions may be taxable as ordinary income or capital gains. However, the Fund anticipates that substantially all of its income dividends will be “exempt interest dividends” that are generally exempt from federal income tax. In certain instances, dividends paid by the Fund, while exempt from regular federal income tax, may be subject to the alternative minimum tax. Tax exempt institutions, individual retirement accounts and other tax qualified retirement accounts will not gain an additional benefit through an investment in the Fund because taxes for such investors are either eliminated or already delayed until a later time.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial representative or visit your financial intermediary’s website for more information.

PAGE 28 The Commerce Funds

Commerce Missouri Tax-Free Intermediate Bond Fund – Summary

CUSIP: 200626802

Investment Objective

The investment objective of the Fund is to seek current income exempt from federal and, to the extent possible, from Missouri income taxes, as is consistent with the preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There is no sales charge imposed on purchases of shares.

Missouri Tax-Free Intermediate Bond Fund
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Sales Charge (load) Imposed on Reinvested Distributions	None
Maximum Deferred Sales Charge (load) Imposed on Redemptions	None
Redemption Fees	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses (1)	0.29%

Total Annual Fund Operating Expenses	0.79%
Less Fee Waiver and/or Expense Reimbursement (2)	0.09%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.70%

(1)	“Other Expenses” have been restated to reflect current expenses.

(2)	The Adviser has contractually agreed to reduce or limit the Total Annual Fund Operating Expenses, excluding interest, taxes and extraordinary expenses, during the current fiscal year to 0.70% of the Fund’s average daily net assets through March 1, 2013. After this date, the Adviser or the Fund may terminate the contractual arrangement.

Example:  This Example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$72	$243	$430	$970

continued

The Commerce Funds PAGE 29

Commerce Missouri Tax-Free Intermediate Bond Fund – Summary (continued)

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies

•

Security Types:  Under normal market conditions, invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase), in Missouri municipal bonds, the income from which, in the opinion of bond counsel, is exempt from regular federal income taxes, federal alternative minimum taxes and Missouri taxes. Alternatively, at least 80% of the Fund’s distributed income must be exempt from such taxes. The Fund’s 80% investment strategy is fundamental–meaning that it can be changed only by the holders of a majority of the outstanding voting securities of the Fund.

•	The Fund seeks to maximize the proportion of its dividends that are exempt from both federal and Missouri income tax.

•	The Fund strives to minimize net realized capital gains.

•

Credit Quality:  The Fund invests in securities that are rated investment grade at the time of purchase by at least one nationally recognized statistical rating organization, or which are unrated but deemed by the Adviser to be of comparable quality to investment grade securities at the time of purchase. The Fund may invest up to 25% of its total assets in such unrated securities. Subsequent to purchase, the Fund’s portfolio securities may be downgraded below investment grade or may be deemed by the Adviser to be no longer comparable to investment grade securities. The Adviser will consider such an event in determining whether the Fund should continue to hold the security. Up to 5% of the Fund’s total assets may represent securities downgraded below investment grade after purchase.

•

Maturity Distribution:  The Fund actively manages maturities to take advantage of changes in interest rates. Under normal market conditions, the average weighted maturity of the Fund’s portfolio securities will be three to ten years.

Principal Risks

Investment Risk:  The value of your investment in this Fund may fluctuate, which means that you could lose money.

Market Risk:  The market values of municipal bonds owned by the Fund may decline, at times sharply and unpredictably.

PAGE 30 The Commerce Funds

Interest Rate Risk:  Interest rate risk is the risk that the value of the Fund’s portfolio will decline because of rising interest rates. The magnitude of this decline will often be greater for longer-term, fixed-income securities than shorter-term securities.

Credit Risk:  Credit risk is the risk that an issuer of a municipal bond may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability or willingness to make such payments. If a bond’s insurer or provider of other credit enhancement fails to fulfill its obligations or loses its credit rating, the value of the bond could drop.

Management Risk:  A strategy used by the Adviser could fail to produce the intended results.

State-Specific Risk:  Because the Fund primarily purchases municipal bonds from Missouri, the Fund is more susceptible to adverse economic, political or regulatory changes affecting municipal bond issuers in that state. Some of the major sectors of Missouri’s economy include agriculture, manufacturing, government, services and trade, transportation and utilities. Downturns in these sectors could therefore have a negative effect on the economy of Missouri or the economies of any of its political subdivisions and the ability of these issuers to repay their obligations with respect to municipal bonds.

Non-Diversified Risk:  The Missouri Tax-Free Intermediate Bond Fund is non-diversified. Non-diversified funds typically hold fewer securities than diversified funds do. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio.

Tax Risk:  Income from municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. In addition, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

Municipal Bond Risk:  Municipal securities prices can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. In addition, the supply of and demand for Missouri municipal obligations could cause greater volatility in the value of the Fund’s shares. The actual payment of principal and interest on the Missouri bonds is dependent on the Missouri General Assembly allotting money each fiscal year for payment. If economic conditions in Missouri decline, the payment of principal and interest on Missouri bonds could be adversely affected.

Income Risk:  The Fund’s portfolio income may decline because of falling market interest rates.

Call Risk:  An issuer may exercise its right to pay principal on an obligation held by the Fund earlier than expected. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.

continued

The Commerce Funds PAGE 31

Commerce Missouri Tax-Free Intermediate Bond Fund – Summary (continued)

Liquidity Risk:  The Fund may not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high number of redemption requests or other reasons. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at an advantageous time or price.

Please see “More Information on Investment Objectives, Securities, Investment Practices and Risks” for a more detailed description of the investment practices of the Fund and the risks associated with those practices. As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s shares from year to year; and (b) how the average annual total returns of the Fund’s shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information, please visit the Fund’s website at www.commercefunds.com or by calling 1-800-995-6365.

Year-by-Year Total Returns as of 12/31 Each Year

TOTAL RETURN		CALENDAR YEAR

Best Quarter* Q3 ‘02 Worst Quarter* Q4 ‘10	+4.28% –3.00%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

After-tax returns below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or individual retirement account (IRA).

PAGE 32 The Commerce Funds

Average Annual Total Returns

For the periods ended December 31, 2011	1 Year	5 Years	10 Years	Since Inception (2/21/95)
Returns Before Taxes	9.05%	4.73%	4.51%	4.76%
Returns After Taxes on Distributions	8.98%	4.68%	4.46%	4.69%
Returns After Taxes on Distributions and Sale of Shares	7.25%	4.56%	4.39%	4.63%
Barclays Capital 3-15 Year Blend Index*	9.63%	5.74%	5.35%	5.76%

*	The Barclays Capital 3-15 Year Blend Index is an unmanaged index comprised of investment-grade municipal securities ranging from 2 to 17 years in maturity. The Index figures do not reflect any deduction for fees, taxes or expenses.

Management

Investment Advisor

Commerce Investment Advisors, Inc. (“Commerce” or the “Adviser”) serves as investment adviser for the Fund.

Portfolio Manager

Brian P. Musielak, CFA, Vice President, has managed the Fund since 1999. Brent L. Schowe, CFA, Senior Vice President, has managed the Fund since 2012.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000 ($500 through monthly systematic investment plan accounts). The minimum subsequent investment is $250 ($50 through monthly systematic investment plan accounts).

Tax Information

The Fund intends to make distributions each year. A portion of the Fund’s distributions may be taxable as ordinary income or capital gains. However, the Fund anticipates that substantially all of its income dividends will be “exempt interest dividends” that are generally exempt from federal income tax. In certain instances, dividends paid by the Fund, while exempt from regular federal income tax, may be subject to the alternative minimum tax. Tax exempt institutions, individual retirement accounts and other tax qualified retirement accounts will not gain an additional benefit through an investment in the Fund because taxes for such investors are either eliminated or already delayed until a later time.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial representative or visit your financial intermediary’s website for more information.

The Commerce Funds PAGE 33

Commerce Kansas Tax-Free Intermediate Bond Fund – Summary

CUSIP: 200626786

Investment Objective

The investment objective of the Fund is to seek current income exempt from federal and, to the extent possible, from Kansas income taxes, as is consistent with the preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There is no sales charge imposed on purchases of shares.

Kansas Tax-Free Intermediate Bond Fund
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Sales Charge (load) Imposed on Reinvested Distributions	None
Maximum Deferred Sales Charge (load) Imposed on Redemptions	None
Redemption Fees	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses (1)	0.36%

Total Annual Fund Operating Expenses	0.86%
Less Fee Waiver and/or Expense Reimbursement (2)	0.16%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.70%

(1)	“Other Expenses” have been restated to reflect current expenses.

(2)	The Adviser has contractually agreed to reduce or limit the Total Annual Fund Operating Expenses, excluding, interest, taxes, and extraordinary expenses, during the current fiscal year to 0.70% of the Fund’s average daily net assets through March 1, 2013. After this date, the Adviser or the Fund may terminate the contractual arrangement.

Example:  This Example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$72	$258	$461	$1,046

PAGE 34 The Commerce Funds

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies

•

Security Types:  Under normal market conditions, invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in Kansas municipal bonds, the income from which, in the opinion of bond counsel, is exempt from regular federal income taxes, federal alternative minimum taxes and Kansas taxes. Alternatively, at least 80% of the Fund’s distributed income must be exempt from such taxes. The Fund’s 80% investment strategy is fundamental–meaning that it can be changed only by the holders of a majority of the outstanding voting securities of the Fund.

•	The Fund seeks to maximize the proportion of its dividends that are exempt from both federal and Kansas income tax.

•	The Fund strives to minimize net realized capital gains.

•

Credit Quality:  The Fund invests in securities that are rated investment grade at the time of purchase by at least one nationally recognized statistical rating organization, or which are unrated but deemed by the Adviser to be of comparable quality to investment grade securities at the time of purchase. The Fund may invest up to 25% of its total assets in such unrated securities. Subsequent to purchase, the Fund’s portfolio securities may be downgraded below investment grade or may be deemed by the Adviser to be no longer comparable to investment grade securities. The Adviser will consider such an event in determining whether the Fund should continue to hold the security. Up to 5% of the Fund’s total assets may represent securities downgraded below investment grade after purchase.

•

Maturity Distribution:  The Fund actively manages maturities to take advantage of changes in interest rates. Under normal market conditions, the average weighted maturity of the Fund’s portfolio securities will be three to ten years.

Principal Risks

Investment Risk:  The value of your investment in this Fund may fluctuate, which means that you could lose money.

continued

The Commerce Funds PAGE 35

Commerce Kansas Tax-Free Intermediate Bond Fund – Summary (continued)

Market Risk:  The market values of municipal bonds owned by the Fund may decline, at times sharply and unpredictably.

Interest Rate Risk:  Interest rate risk is the risk that the value of the Fund’s portfolio will decline because of rising interest rates. The magnitude of this decline will often be greater for longer-term, fixed-income securities than shorter-term securities.

Credit Risk:  Credit risk is the risk that an issuer of a municipal bond may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability or willingness to make such payments. If a bond’s insurer or provider of other credit enhancement fails to fulfill its obligations or loses its credit rating, the value of the bond could drop.

Management Risk:  A strategy used by the Adviser could fail to produce the intended results.

State-Specific Risk:  Because the Fund primarily purchases municipal bonds from Kansas, the Fund is more susceptible to adverse economic, political or regulatory changes affecting municipal bond issuers in that state. While Kansas’s agricultural sector is a key component of the state’s economy, other major sectors include trade, services and manufacturing, including transportation equipment manufacturing. Downturns in these sectors could therefore have a negative effect on the economy of Kansas or the economies of any of its political subdivisions and the ability of these issuers to repay their obligations with respect to municipal bonds.

Non-Diversified Risk:  The Kansas Tax-Free Intermediate Bond Fund is non-diversified. Non-diversified funds typically hold fewer securities than diversified funds do. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio.

Tax Risk:  Income from municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. In addition, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

Municipal Bond Risk:  Municipal securities prices can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. In addition, the supply of and demand for Kansas municipal obligations could cause greater volatility in the value of the Fund’s shares. The actual payment of principal and interest on the Kansas bonds is dependent on the Kansas legislature allotting money each fiscal year for payment. If economic conditions in Kansas decline, the payment of principal and interest on Kansas bonds could be adversely affected.

Income Risk:  The Fund’s portfolio income may decline because of falling market interest rates.

Call Risk:  An issuer may exercise its right to pay principal on an obligation held by the Fund earlier than expected. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.

Liquidity Risk:  The Fund may not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually

PAGE 36 The Commerce Funds

high number of redemption requests or other reasons. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at an advantageous time or price.

Please see “More Information on Investment Objectives, Securities, Investment Practices and Risks” for a more detailed description of the investment practices of the Fund and the risks associated with those practices. As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s shares from year to year; and (b) how the average annual total returns of the Fund’s shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. More information about such prior performance is available under “More Information About Fees and Performance.” To obtain updated performance information, please visit the Fund’s website at www.commercefunds.com or by calling 1-800-995-6365.

Year-by-Year Total Returns as of 12/31 Each Year

TOTAL RETURN		CALENDAR YEAR

Best Quarter* Q3 ‘02 Worst Quarter* Q4 ‘10	+4.04% –2.85%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

After-tax returns below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or individual retirement account (IRA).

continued

The Commerce Funds PAGE 37

Commerce Kansas Tax-Free Intermediate Bond Fund – Summary (continued)

Average Annual Total Returns

For the periods ended December 31, 2011	1 Year	5 Years	10 Years	Since Inception (12/26/00)
Returns Before Taxes	9.27%	4.80%	4.54%	4.65%
Returns After Taxes on Distributions	9.24%	4.72%	4.48%	4.59%
Returns After Taxes on Distributions and Sale of Shares	7.33%	4.58%	4.39%	4.49%
Barclays Capital 3-15 Year Blend Index*	9.63%	5.74%	5.35%	5.35%

*	The Barclays Capital 3-15 Year Blend Index is an unmanaged index comprised of investment-grade municipal securities ranging from 2 to 17 years in maturity. The Index figures do not reflect any deduction for fees, taxes or expenses.

Management

Investment Advisor

Commerce Investment Advisors, Inc. (“Commerce” or the “Adviser”) serves as the investment adviser for the Fund.

Portfolio Manager

Brian P. Musielak, CFA, Vice President, has managed the Fund since 2000. Brent L. Schowe, CFA, Senior Vice President, has managed the Fund since 2012.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000 ($500 through monthly systematic investment plan accounts). The minimum subsequent investment is $250 ($50 through monthly systematic investment plan accounts).

Tax Information

The Fund intends to make distributions each year. A portion of the Fund’s distributions may be taxable as ordinary income or capital gains. However, the Fund anticipates that substantially all of its income dividends will be “exempt interest dividends” that are generally exempt from federal income tax. In certain instances, dividends paid by the Fund, while exempt from regular federal income tax, may be subject to the alternative minimum tax. Tax exempt institutions, individual retirement accounts and other tax qualified retirement accounts will not gain an additional benefit through an investment in the Fund because taxes for such investors are either eliminated or already delayed until a later time.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial representative or visit your financial intermediary’s website for more information.

PAGE 38 The Commerce Funds

More Information on Investment Objectives, Securities, Investment Practices and Risks

Investment Objectives:  A Fund’s investment objective may not be changed by the Funds’ Board of Trustees without shareholder approval.

Securities and Investment Practices:  The table below shows some of the principal and non-principal investment methods and securities that the Funds may use. The Funds’ Statement of Additional Information (available on request) contains a more complete discussion of the securities and practices each Fund may use, and the risks involved. The Funds’ Annual Report shows the securities and practices each Fund is currently using. We encourage you to obtain and read a copy of the Statement of Additional Information and the Annual Report should you have any questions about the Funds’ investment policies. The securities, risks and investment practices that are considered to be “principal” securities, risks and investment practices are discussed on pages 3 through 37 of this prospectus.

The Funds publish on their website (www.commercefunds.com) complete portfolio holdings for the Funds as of the end of each month no earlier than 10 calendar days after month end. In addition, the Funds publish on their website as of the end of each month top 10 holdings no earlier than 15 calendar days after month end. The portfolio holdings information will be available on the website until the date on which a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information.

Key:

10 Percent of total assets 10 Percent of net assets	•	= No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
	—	= not permitted

	Growth	Value	MidCap Growth	Bond	Short- Term Gov’t	National Tax- Free	Missouri Tax- Free	Kansas Tax- Free
Investment Securities
American Depositary Receipts	10(1)	10(1)	10(1)	—	—	—	—	—
Asset-Backed Securities	—	—	—	80(2)	—	—	—	—
Convertible Securities	•	•	•	•	—	—	—	—
Corporate Debt Obligations	•	•	•	•	•	•	•	•
Equity Securities	65+	65+	80+	—	—	—	—	—
Foreign Equity Securities	10(1)	10(1)	10(1)	—	—	—	—	—
Foreign Debt and Foreign Government Securities	—	—	—	20	—	—	—	—
High Yield Securities	•	•	•	10	•	•	•	•
Illiquid Securities	15	15	15	15	15	15	15	15
Mortgage-Related Securities	—	—	—	80(2)	80+(3)	—	—	—
Municipal Securities	—	—	—	20	—	80+	80+	80+
Preferred Securities	•	•	•	•	•	•	•	•
Real Estate Investment Trusts	—	•	—	•	—	—	—	—

The Commerce Funds PAGE 39

	Growth	Value	MidCap Growth	Bond	Short- Term Gov’t	National Tax- Free	Missouri Tax- Free	Kansas Tax- Free
Investment Securities
Rights Offerings and Warrants	•	•	•	—	—	—	—	—
Stripped Securities	—	—	—	5	5	—	—	—
Technology Securities	•	•	•	—	—	—	—	—
Temporary Investments	•	•	•	•	•	•	•	•
Trust Preferred Securities	•	•	•	•	•	•	•	•
U.S. Government Obligations	•	•	•	•	80+(3)	•	•	•
Variable and Floating Rate Instruments	•	•	•	•	•	•	•	•
Zero Coupon, Deferred Interest, Pay-in-kind and Capital Appreciation Bonds	•	•	•	•	•	•	•	•

	Growth	Value	MidCap Growth	Bond	Short- Term Gov’t	National Tax- Free	Missouri Tax- Free	Kansas Tax- Free
Investment Practices
Borrowings	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3
Combined Transactions	•	•	•	•	•	•	•	•
Custodial Receipts and Trust Certificates	•	•	•	•	•	•	•	•
Investment Company Securities	10(4)	10(4)	10(4)	10(4)	10(4)	10(4)	10(4)	10(4)
Loan Participations	—	—	—	•	—	—	—	—
Repurchase Agreements	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3
Standby Commitments	—	—	—	—	—	•	•	•
Unrated Obligations	—	—	—			10	25	25
When-Issued and Forward Commitments	•	•	•	•	•	25	25	25

(1)	The Growth, Value and MidCap Growth Funds may invest up to 10% of their total assets in foreign securities, including ADRs.

(2)	Up to 80% of the Bond Fund’s total assets may be invested in asset-backed and/or mortgage-related securities.

(3)	At least 80% of the Short-Term Government Fund’s net assets will be invested in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and government mortgage-backed securities.

(4)	This 10% limitation does not apply to the acquisition of money market fund shares.

PAGE 40 The Commerce Funds

Risks:  The following chart summarizes the types of principal and non-principal risks from which loss may result. More information about certain risks associated with the Funds is provided on the following pages and in the Funds’ Statement of Additional Information, which is available on request. The risks that are considered to be “principal” risks are discussed on pages 3 through 37 of this prospectus.

	Growth	Value	MidCap Growth	Bond	Short- Term Gov’t	National Tax- Free	Missouri Tax- Free	Kansas Tax- Free
Risks:
Asset-Backed Risk				✓
Call Risk				✓	✓	✓	✓	✓
Credit Risk				✓	✓	✓	✓	✓
Credit Enhancement Risk						•	•	•
Currency Risk	•	•	•	•
Extension Risk				✓	✓
Foreign Risk	•	•	•	•
High Yield Security Risk	•	•	•	✓	•	•	•	•
Income Risk				✓	✓	✓	✓	✓
Interest Rate Risk				✓	✓	✓	✓	✓
Investment Companies Risk	•	•	•	•	•	•	•	•
Investment Risk	✓	✓	✓	✓	✓	✓	✓	✓
Investment Style Risk	•	•	•	•	•	•	•	•
Liquidity Risk				✓	✓	✓	✓	✓
Management Risk	✓	✓	✓	✓	✓	✓	✓	✓
Market Risk	✓	✓	✓	✓	✓	✓	✓	✓
Maturity Risk				✓	✓	•	•	•
Mid-Cap and Small-Cap Risk	•	•	✓
Mortgage-Backed Risk				✓	✓
Municipal Bond Risk				✓		✓	✓	✓
Non-Diversified Risk							✓	✓
Portfolio Turnover Risk	•	✓	•	•	•	•	•	•
Prepayment Risk				✓	✓	•	•	•
Quantitative Risk	✓	✓	✓
Real Estate Investment Trusts		•
Repurchase Agreements	•	•	•	•	•	•	•	•
Short-Term Investing Risk	•	•	•	•	•	•	•	•
State-Specific Risk							✓	✓
Tax Risk						✓	✓	✓

The Commerce Funds PAGE 41

	Growth	Value	MidCap Growth	Bond	Short- Term Gov’t	National Tax- Free	Missouri Tax- Free	Kansas Tax- Free
Risks:
Technology Securities Risk	✓	•	✓
U.S. Government Securities Risk				✓	✓	•	•	•

•	Non-principal risk.

✓	Principal risk.

The following section takes a closer look at certain of the Funds’ principal investment strategies and related risks, which are summarized in the summary section of each Fund.

It also explores the various other investment securities and techniques that the Adviser may use. The Funds may invest in other securities and are subject to further restrictions and risks that are described in the Statement of Additional Information. Additionally, the Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Funds’ investment objectives and strategies.

Asset-Backed Risk:  Asset-backed securities may involve certain risks not presented by other securities. These risks include a greater chance of default during periods of economic downturn than other securities. Also, asset-backed securities may be less liquid and therefore more difficult to value and liquidate, if necessary. Ultimately, asset-backed securities are dependent upon payment of the underlying consumer loans or receivables by individuals, and the certificate holder frequently has no recourse against the entity that originated the loans or receivables. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Funds’ ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, default may require repossession of the personal property of the debtor, which may be difficult or impossible in some cases. Most issuers of automobile receivables permit the servicers to return possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the number of vehicles involved in a typical issuance and technical requirements under state law, the trustee for the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount owed. There is no guarantee that private guarantors, or insurers of an asset-backed security, if any, will meet their obligations. The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or

PAGE 42 The Commerce Funds

threat of default due to the market’s perception of the creditworthiness of the issuers and market conditions impacting asset-backed securities more generally.

Call Risk:  An issuer may exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed or asset-backed security) earlier than expected. This may happen when interest rates decline. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.

Credit Risk:  An issuer of bonds may default on its obligation to pay interest and repay principal. A bond’s credit rating could be downgraded. A Fund could lose money in either of these instances. The creditworthiness of an issuer may be affected by a number of factors, including the financial condition of the issuer (or guarantor) and, in the case of foreign issuers, the financial condition of the region. Fixed income securities may be rated by one or more nationally recognized statistical rating organizations (“NRSROs”), such as Standard & Poor’s Corporation (“S&P”), Moody’s Investors Service, Inc. and Fitch Ratings. These ratings represent the judgment of the rating organization about the safety of principal and interest payments. They are not guarantees of quality and may be subject to change even after a security has been acquired. Not all fixed income securities are rated. The Bond Fund may invest up to 10% of its total assets in high yield securities and up to 35% of its total assets in obligations rated BBB or Baa by certain ratings services. Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. Subsequent to purchase, portfolio securities of the National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds (the “Tax-Free Funds”) may be downgraded below investment grade or may be deemed by the Adviser to be no longer comparable to investment-grade securities. Up to 5% of the Tax-Free Funds’ total assets may represent securities downgraded below investment grade subsequent to purchase. The Adviser will consider such an event in determining whether the Fund should continue to hold the security. High yield securities and obligations rated BBB or Baa by certain ratings services are riskier than higher-rated obligations. See “High Yield Securities Risk” for more information.

Credit Enhancement Risk:  A single enhancement provider may provide credit enhancement to more than one of a Fund’s investments. Having multiple securities’ credit enhanced by the same enhancement provider will increase the adverse effects on a Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect that Fund, as it may invest in securities credit enhanced by banks or by bond insurers without limit. Bond insurers that provide credit enhancement for large segments of the fixed-income markets, particularly the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar period of economic stress. Municipal bonds may be covered by insurance that guarantees timely interest payments and repayment of principal on maturity. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insurance does not protect a Fund or its shareholders from losses caused by declines in a bond’s market value.

Currency Risk:  Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A decline in the value of a foreign currency versus the U.S. dollar reduces the dollar value of securities denominated in that currency. Exchange rate movements can be large and unpredictable and can last for extended periods.

The Commerce Funds PAGE 43

Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of a foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. An increase in foreign interest rates or a decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

Although a Fund may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund’s net asset value to fluctuate as well. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also may be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. To the extent that a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. The Funds investing in foreign securities are all subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

Extension Risk:  An issuer may exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed or asset-backed security) later than expected. This may happen when interest rates rise. Under these circumstances, the value of the obligation will decrease and a Fund will also suffer from the inability to invest in higher-yielding securities.

Foreign Risk:  Foreign securities can be riskier and more volatile than U.S. securities. Adverse political, social and economic developments in foreign countries (including the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or the adoption of other governmental restrictions) or changes in the value of foreign currency can make it harder for the portfolio to sell its securities and could reduce the value of your shares. Changes in or the lack of tax, accounting, and regulatory standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions and the legal remedies for investors may be more limited than the remedies available in the United States. Also, the costs attributable to investing abroad are usually higher than those of investing in the United States. These costs include higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less market liquidity, more market volatility and political and economic instability. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

The Bond Fund may invest in foreign debt and in the securities of foreign governments. Investment in sovereign debt obligations by a Fund involves risks not present in debt

PAGE 44 The Commerce Funds

obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, may attempt to renegotiate the debt at a lower rate or may not honor investments by U.S. entities or citizens, and a Fund may have limited recourse to compel payment in the event of a default. A sovereign debtor’s willingness or ability to repay principal and pay interest may be affected by, among other things, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders and the political constraints to which a sovereign debtor may be subject. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

The Growth, Value, and MidCap Growth Funds may invest in ADRs, and other depositary receipts, some of which may not be sponsored by the issuing institution. A non-sponsored depositary may not be required to disclose material information that a sponsored depositary would be required to provide under its contractual relationship with the issuer. Accordingly, there may not be a correlation between such information and the market value of such securities.

High Yield Securities Risk:  The Bond Fund may invest up to 10% of its total assets in high yield securities, which are securities rated “BB” or below by S&P, “Ba” or below by Moody’s or an equivalent rating by Fitch, and are commonly referred to as “junk bonds.” Subsequent to purchase, portfolio securities of the Tax-Free Funds may be downgraded below investment grade or may be deemed by the Adviser to be no longer comparable to investment-grade securities. Up to 5% of the Tax-Free Funds’ total assets may represent securities downgraded below investment grade. The Adviser will consider such an event in determining whether the Fund should continue to hold the security. High yield securities tend to be more sensitive to economic conditions than higher-rated securities. As a result, they generally involve more credit risk than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. A Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. Periods of economic uncertainty generally result in increased volatility in the market prices of these securities and thus in a Fund’s net asset value. Markets have recently experienced dramatic volatility and economic uncertainty continues.

Income Risk:  A Fund’s portfolio income may decline because of falling market interest rates. In a falling interest rate environment, a Fund may be required to invest its assets in lower-yielding securities. Because interest rates vary, it is impossible to predict the income or yield of the Fund for any particular period.

Interest Rate Risk:  Generally, the market value of fixed-income securities can be expected to go up when interest rates go down and to go down when interest rates go up. Longer-term bonds and zero coupon bonds are usually more sensitive to interest rate changes than shorter-term bonds. In general, the longer the average maturity of bonds in a Fund, the more the Fund’s share price will go up or down in response to interest rate changes.

The Commerce Funds PAGE 45

Investment Companies Risk:  The Funds may invest, consistent with their investment policies, in securities of other investment companies subject to statutory limitations prescribed by the Investment Company Act of 1940. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies (except money market funds). The Funds will indirectly bear their proportionate share of any management fees and other expenses paid by such other investment companies. Although the Funds do not expect to do so in the foreseeable future, the Funds are authorized to invest substantially all of their assets in a single open-end investment company or series thereof that has substantially the same investment objectives, policies and fundamental restrictions as the Funds.

Exchange-traded funds are shares of unaffiliated investment companies that are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System. The market price of shares of exchange-traded funds is expected to fluctuate based on both changes in the shares’ NAVs as well as supply of and demand for the shares on an exchange.

Investment Risk:  The value of your investment in a Fund may fluctuate, which means that you could lose money. The types of investments held by the Fund may not perform as well as other types of investments.

Investment Style Risk:  Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

Liquidity Risk:  The Funds may not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high number of redemption requests or other reasons. Recent events have caused the markets for some portfolio securities to experience lower valuations and reduced liquidity. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at a time or price that the Fund would like. A Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these actions could negatively affect Fund performance.

Management Risk:  A strategy used by the Adviser may fail to produce the intended results. The Adviser’s assessment of companies whose securities are held by a Fund may prove incorrect, resulting in losses or poor performance, even under favorable market and interest rate conditions.

Market Risk:  General economic conditions and/or the activities of individual companies may cause the value of the securities in a Fund to increase or decrease. Your shares at redemption may be worth more or less than your initial investment.

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In recent years, U.S. and international markets experienced extraordinary volatility, substantially lower valuations, reduced liquidity, credit downgrades, increased likelihood of default and valuation difficulties. As a result, many of the risks described in this prospectus may be heightened. The U.S. Government has taken numerous steps to alleviate these market concerns, including without limitation, acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. However, there is no assurance that such actions will be successful. Continuing market problems and government intervention in the economy may adversely effect the Fund.

Maturity Risk:  A Fund will not necessarily hold its securities to maturity, which could result in loss of principal. A Fund may invest in bonds of varying maturities. A bond’s maturity is one indication of the interest rate exposure of a security. Generally, the longer a bond’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond’s maturity, the lower the risk and the lower its yield.

Mid-Cap and Small-Cap Risk:  Investing in securities of smaller and mid-sized companies may be riskier than investing in securities of larger, more established companies. Smaller and mid-sized companies are more vulnerable to adverse developments because of more limited product lines, markets or financial resources. They often depend on a smaller, less experienced management group. Small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Also, these company stocks may trade less often and in limited volume compared to stocks trading on a national securities exchange. Security prices of these company stocks may be more volatile than the prices of larger company stocks. As a result, a Fund’s NAV may be subject to rapid and substantial changes if it invests in these stocks.

Mortgage-Backed Risk:  In addition to prepayment, call and extension risks, mortgage-backed securities may be subject to special risks, including price volatility, liquidity, and enhanced sensitivity to interest rates. Collateralized mortgage-backed securities (CMOs) may exhibit even more price volatility and interest rate risk than other mortgage-backed securities. They may lose liquidity as CMO market makers may choose not to repurchase, or may offer prices, based on current market conditions, that are unacceptable to the Fund based on the Adviser’s analysis of the market value of the security. The Bond Fund may purchase “stripped” mortgage-backed securities (SMBS) and other types of “stripped” securities. SMBS, in particular, are more volatile and sensitive to interest rate changes than ordinary debt securities, and there is a greater risk that a Fund’s initial investment in these securities may not be fully recouped. Derivative mortgage-backed securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securities. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative securities

The Commerce Funds PAGE 47

may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified. The recent and unprecedented disruption in the residential mortgage-backed securities market (and in particular, the “subprime” residential mortgage market), the broader mortgage-backed securities market and the asset-backed securities market have resulted in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. These conditions have prompted a number of financial institutions to seek additional capital, to merge with other institutions and, in some cases, to fail. The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the mortgage-backed securities held by certain of the Funds. Additionally, a lack of credit availability, higher mortgage rates and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-backed securities (including the mortgage-backed securities in which certain of the Funds may invest) would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such mortgage-backed securities are performing as anticipated, the value of such securities in the secondary market may nevertheless fall or continue to fall as a result of deterioration in general market conditions for such mortgage-backed securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on mortgage-backed securities, thereby resulting in a decrease in value of such mortgage-backed securities, including the mortgage-backed securities owned by the Funds.

Municipal Bond Risk:  Payment on municipal bonds held by a Fund relating to certain projects may be secured mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust will be subject to statutory enforcement procedures and limitations on obtaining a deficiency judgment. Moreover, collection of the proceeds from that foreclosure may be delayed and the amount of the proceeds received may not be enough to pay the principal or accrued interest on the defaulted municipal bonds. The obligations of the issuer to pay the principal of and interest on a municipal bond are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a municipal bond may be materially affected. Municipal lease obligations and certificates of participation are subject to the added risk that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. Although these obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover a Fund’s original investment.

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Non-Diversified Risk:  The Missouri Tax-Free Intermediate Bond and the Kansas Tax-Free Intermediate Bond Funds are non-diversified. Non-diversified funds typically hold fewer securities than diversified funds do. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives. When the Funds’ assets are concentrated in obligations payable from revenues of similar projects issued by issuers located in the same state, or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) relating to such securities to a greater extent than if its assets were not so concentrated.

Portfolio Turnover Risk:  The Funds, and the Value Fund in particular, may buy and sell investments relatively often. Such a strategy could hinder performance because it often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (and, in particular, short-term gains) realized by a portfolio. Shareholders must pay tax on such capital gains. Tax and transaction costs lower a Fund’s effective return for investors.

Prepayment Risk:  Prepayment of the underlying mortgage collateral of some fixed-income securities may result in a decreased rate of return. When interest rates are falling, the issuers of fixed income securities may repay principal earlier than expected. As a result, a Fund may have to reinvest these prepayments at the then prevailing lower rates, thus reducing its income. In the case of mortgage-backed or asset-backed issues—securities backed by pools of loans—payments due on the security may also be received earlier than expected. This may happen when market interest rates are falling and the underlying loans are being prepaid. Conversely, payments may be received more slowly when interest rates are rising, as prepayments on the underlying loans slow. This may affect the value of the mortgage- or asset-backed issue if the market comes to view the interest rate to be too low relative to the term of the investment. Either situation can affect the value of the instrument adversely.

Quantitative Model Risk:  Securities selected using quantitative models may perform differently from the market as a whole for many reasons, including the factors used in building the model and the weights placed on each factor, among others. The quantitative model used by the Adviser to manage the Fund may not perform as expected, particularly in volatile markets.

Real Estate Investment Trust (“REIT”) Risk:  REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of a REIT’s manager. REITs also are subject to risks generally associated with investments in real estate. These risks include: changes in the value of real estate properties and difficulties in valuing and trading real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty and condemnation losses; variations in rental income; changes in the appeal of property to tenants; and changes in interest rates. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

The Commerce Funds PAGE 49

Repurchase Agreement Risk:  Repurchase agreements involve the purchase of securities by a Fund subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. In the event of a default, a Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties. In addition, in the event of bankruptcy, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is unenforceable by the Fund. With respect to collateral received in repurchase transactions, a Fund may have significant exposure to financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on a Fund, including minimizing the value of any collateral.

Short-Term Investing Risk:  For temporary defensive purposes, the Adviser may decide to suspend the normal investment activities of a Fund by investing up to 100% of its assets in cash and cash equivalent short-term obligations, including money market instruments, a term that includes bank obligations, commercial paper, U.S. Government obligations, foreign government securities (if permitted) and repurchase agreements. Bank obligations include obligations of foreign banks or foreign branches of U.S. banks. The Adviser may temporarily adopt a defensive position to reduce changes in the value of the Fund’s shares that may result from adverse market, economic, political or other conditions. When the Adviser pursues a temporary defensive strategy, the Funds may not be following their stated objectives and may not profit from favorable developments that they would have otherwise profited from if they were pursuing their normal investment strategies.

State-Specific Risk:  The Missouri Tax-Free Intermediate Bond Fund and the Kansas Tax-Free Intermediate Bond Fund invest their assets predominantly in Missouri or Kansas bonds, respectively. The actual payment of principal and interest on these bonds is dependent on the Missouri General Assembly or Kansas legislature allotting money each fiscal year for these payments. You should also be aware that provisions of the Missouri Constitution and Kansas Constitution and other laws could result in certain adverse consequences affecting Missouri bonds or Kansas bonds. When a Fund’s assets are concentrated in bonds payable from revenues of similar projects issued by issuers located in the same state, or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) relating to such securities to a greater extent than if its assets were not so concentrated.

Tax Risk:  A Fund that invests in municipal bonds may be more adversely impacted by changes in tax rates and policies than other funds. Interest income on municipal bonds is normally not subject to regular federal income tax. Any proposed or actual changes in federal income tax rates or exempt statutes that apply to interest income, therefore, can significantly affect the demand for and supply, liquidity, price and marketability of municipal bonds, which could in turn affect a fund’s ability to buy and sell municipal bonds at favorable yield and price levels.

Technology Securities Risk:  Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Competitive pressures in the technology companies, and a Fund’s concentration in technology securities may subject it to more volatile price

PAGE 50 The Commerce Funds

movements than a more diversified securities portfolio. In certain instances, technology securities may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions. As a result of these and other reasons, investments in the technology industry can experience sudden and rapid appreciation and depreciation.

U.S. Government Securities Risk:  The U.S. Government may not provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so. U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. Obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises can be supported by either (i) the full faith and credit of the U.S. Treasury (such as obligations of the Government National Mortgage Association (“GNMA”)), (ii) the right of the issuer to borrow from the U.S. Treasury (such as the Federal Home Loan Banks), (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as obligations of the Federal National Mortgage Association (“FNMA”)), or (iv) only the credit of the issuer (such as the Federal Home Loan Mortgage Corporation (“FHLMC”)). Although many U.S. Government securities purchased by a Fund, such as those issued by the FNMA, FHLMC and the Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and therefore are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. FNMA and FHLMC have been operating under conservatorship, with the Federal Housing Finance Administration (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continued support of the U.S. Department of Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of FNMA and FHLMC and the value of their debt and equity securities and the securities which they guarantee.

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Account Policies And Features

The following information is intended to help you understand more fully how to purchase and redeem shares of Commerce Funds. It will also explain the features you can use to customize your Commerce Funds account to meet your needs.

Buying Shares

How Are Shares Priced?

You pay no sales charges (loads) to invest in shares of these Funds. Your share price is each Fund’s net asset value (NAV), which is generally calculated as of the close of trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE). Your order will be priced at the next NAV calculated after your order is received in proper form by The Commerce Funds’ Transfer Agent. Therefore, to receive the NAV of any given day, The Commerce Funds must receive your order in proper form by the close of regular trading on the NYSE that day. If The Commerce Funds receives your order after the NYSE closes, you will receive the NAV that is calculated on the close of trading on the following day. The Commerce Funds are open for business on the same days as the NYSE. Shares will generally not be priced on the days on which the NYSE is closed for trading although shares of the Fixed Income Funds may be priced on such days if the Security Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets open for all or part of the day. Each Fund’s investments are valued based on market value, or where market quotations or pricing service prices are not readily available, based on fair value calculated according to procedures adopted by the Board of Trustees. A Fund may also fair value price if the value of a security it holds has been materially affected by significant events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly happens with foreign securities, but it may also occur with domestic securities.

Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in foreign markets; market disruptions or market closings; governmental actions or other developments, as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to, corporate actions such as reorganizations, mergers and buy-outs; corporate announcements on earnings; significant litigation; and regulatory news such as governmental approvals.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, fair valuation involves the risk that the values used by the Funds to price their investments may be different from those used by other investment companies and investors to price the same investments. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value assigned to a particular security is accurate.

Trading in foreign securities is generally completed before the end of regular trading on the NYSE and may occur on weekends and U.S. holidays and at other times when the NYSE is closed. As a result, there may be delays in reflecting changes in the market values of foreign securities in the calculation of the NAV for any Fund invested in foreign securities. You may not be able to redeem or purchase shares of an affected Fund during these times.

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Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses). However, investments in exchange traded funds are valued at their last sale price or official closing price at the principal exchange or system on which they traded. If no sale occurs, these investments will be valued at the last bid price.

Certain short-term securities may be valued at amortized cost, which approximates fair value.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE and/or the bond markets is stopped at a time other than their regularly scheduled closing times. In the event the NYSE and/or the bond markets do not open for business, the Funds may, but are not required to, open one or more of the Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. In addition, on any business day when SIFMA recommends that bond markets close early, each Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given on the next business day. To learn whether a Fund is open for business during an emergency situation, please call 1-800-995-6365.

How to Calculate NAV

NAV =	(Value of Assets) – (Liabilities)
Number of Outstanding Shares

What Is The Minimum Investment For The Funds?

	Initial Investment	Additional Investments
Regularaccount	$1,000	$250
Automaticinvestment account	$500	$50/month
Individualretirement accounts (except SEP, SIMPLE IRAs and Mandatory Rollovers), Keogh plans, corporate retirement plans, public employer deferred plans, profit sharing plans and 401(k) plans	$1,000	$250
SEPand SIMPLE IRAs	$50	$50/month

What Is The Minimum Investment If I Am An Employee Of Commerce Bancshares Or Another Commerce Funds Service Provider?

For employees, directors, officers and retirees (as well as their legal dependents) of Commerce Bancshares, Inc., Goldman, Sachs & Co., Boston Financial Data Services (“BFDS”) and State Street Bank and Trust Company and their subsidiaries or affiliates, the following investment minimums apply:

	Initial Investment	Additional Investments
Regularaccount	$250	$100
Automaticinvestment account	$100	$25/quarter
Individualretirement accounts (including SEP, SIMPLE and Roth IRAs) and Keogh plans	$100	$25/quarter

How Do I Buy Shares?

The following section describes features and gives specific instructions on how to purchase Fund shares directly from The Commerce Funds. See “General Policies” for a description of

The Commerce Funds PAGE 53

The Commerce Funds’ excessive trading policies. The Commerce Funds has authorized certain dealers to purchase shares of Funds on behalf of their clients. Some of the account features and instructions described in this section may not be applicable to clients of these dealers.

1.  Consider The Following Features To Customize Your Account:

•

Making Automatic Investments:  The Automatic Investment feature lets you transfer money from your financial institution account into your Fund account automatically either on the 1st or the 15th of the month. The Automatic Investment feature is one way to use dollar cost averaging to invest (see below). Only accounts at U.S. financial institutions that permit automatic withdrawals through the Automated Clearing House are eligible. Check with your financial institution to determine eligibility.

•

Using Dollar Cost Averaging:  Dollar cost averaging involves investing a dollar amount at regular intervals. Because more shares are purchased during periods with lower share prices and fewer shares are purchased when the price is higher, your average cost per share may be reduced. In order to be effective, dollar cost averaging should be followed on a regular basis. You should be aware, however, that shares bought using dollar cost averaging are made without regard to their price on the day of investment or to market trends. In addition, while you may find dollar cost averaging to be beneficial, it will not prevent a loss if you ultimately redeem your shares at a price that is lower than their purchase price. Dollar cost averaging does not assure a profit or protect against a loss in a declining market. Since dollar cost averaging involves investment in securities regardless of fluctuating price levels, you should consider your financial ability to continue to purchase through periods of low price levels. You can invest through dollar cost averaging on your own or through the Automatic Investment feature described above.

2.  Contact The Commerce Funds To Open Your Account:

By Mail:

Complete an account application. Mail the completed application and a check payable to The Commerce Funds to: The Commerce Funds c/o Shareholder Services P.O. Box 219525 Kansas City, MO 64121-9525

In Person

You are welcome to stop by a Commerce Bank office location, where a registered investment representative can assist you in opening an account.

•	Federal regulations require you to provide a certified Taxpayer Identification Number upon opening or reopening an account.

•	If your check used for investment does not clear, a fee may be imposed by the Transfer Agent. All payments by check must be in U.S. dollars and must be drawn only on U.S. financial institutions.

PAGE 54 The Commerce Funds

How Do I Add To My Commerce Funds Account?

To add to your original investment, you may either mail your additional investment to the address above or you may use Electronic Funds Transfer.

By Electronic Funds Transfer:

To use Electronic Funds Transfer, have your bank send your investment to:

State Street Bank and Trust Company, with these instructions:

— ABA #011000028

— DDA #99042814

— Beneficiary: Commerce Funds

— Your name and address

— Your social security or tax ID number

— Name of the Fund

— Your new account number

What Are My Options For Changing My Investment Within The Commerce Funds?

•

Changing Shares From Fund To Fund:  As a shareholder, you have the privilege of exchanging your shares for shares of any other Commerce Fund. Exchanges may also be made into the FST Shares of Goldman Sachs Financial Square Prime Obligations Portfolio (“Money Market Fund”). Goldman Sachs Asset Management, L.P., an affiliate of Goldman, Sachs & Co. and a co-administator of the Trust, serves as investment adviser for the Money Market Fund.

Shares being exchanged are subject to the minimum initial and subsequent investment requirements as described above. The Commerce Funds reserves the right to reject any exchange request and the exchange privilege may be modified or terminated at any time. At least 60 days’ notice of any material modification or termination of the exchange privilege will be given to shareholders except where notice is not required under the regulations of the Securities and Exchange Commission (SEC). Before exchanging your shares, you should consider carefully the investment objectives, policies, risks and expenses of the Fund you are acquiring. In addition, please see “General Policies” for a description of The Commerce Funds’ excessive trading policies.

•

Making Automatic Exchanges:  You may request on your account application that a specified dollar amount of shares be automatically exchanged for shares of any other Commerce Fund. These automatic exchanges may be made on any one day of each month and are subject to the following conditions: 1) the minimum dollar amount for automatic exchanges must be at least $250 per month; 2) the value of the account in the originating Fund must be at least $1,000 after the exchange; 3) the value of the account in the acquired Fund must equal or exceed the acquired Fund’s minimum initial investment requirement; and 4) the names, addresses and taxpayer identification number for the shareholder accounts of the exchanged and acquired Funds must be identical.

•

Cross Reinvesting Of Distributions:  You may invest dividend or capital gain distributions from one Fund to another Fund. If you elect to reinvest the distributions paid by one Fund in shares of another Fund of The Commerce Funds, the dividends or

The Commerce Funds PAGE 55

distributions will be treated as received by you for tax purposes. Cross reinvestment privileges do not apply to the Money Market Fund described under “Changing Shares From Fund to Fund.”

Redeeming Shares

You May Sell Shares At Any Time:  Your shares will be sold at the NAV next calculated after The Commerce Funds’ Transfer Agent receives your properly completed order. Your order will be processed promptly and you will generally receive the proceeds within one week. PLEASE NOTE: If the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds until payment has been collected, which could be up to 15 business days. Please see “General Policies” for a description of The Commerce Funds’ excessive trading policies.

Receipt Of Proceeds From A Sale:  Proceeds will normally be wired the business day after your request to redeem shares is received in good order by the Transfer Agent. Payment by check will ordinarily be made within seven calendar days following redemption or you can have your proceeds sent by federal wire to your financial institution account. Your request to wire proceeds is subject to the financial institution’s wire charges.

Written requests to sell shares must be signed by each shareholder, including each joint owner. Certain types of redemption requests will need to include a Signature Guarantee. You may obtain a Signature Guarantee from most banks or securities dealers. Guarantees from notaries public will not be accepted.

How Do I Redeem Shares From My Commerce Funds Account?

The following section describes how to redeem shares directly through The Commerce Funds. The Commerce Funds has authorized certain dealers to redeem shares of Funds on behalf of their clients. Some of the account features and instructions described in this section may not be applicable to clients of these dealers.

1.  Consider Using An Automated Redemption:

•

Making Automatic Withdrawals:  If you are a shareholder with an account valued at $5,000 or more, you may withdraw amounts in multiples of $100 or more from your account on a monthly, quarterly, semi-annual or annual basis through the Automatic Withdrawal feature. At your option, you may choose to have your automatic withdrawal paid either by check or directly deposited into a financial institution account. Withdrawals paid by check are distributed on or about the 15th of the month. Direct deposits made to a financial institution account can be made on any day of the month. To participate in this feature, supply the necessary information on the account application or in a subsequent written request. This feature may be suspended should the value of your account fall below $500.

PAGE 56 The Commerce Funds

2.  Contact The Commerce Funds To Redeem Shares From Your Account

By Mail:

Write a letter to us that gives the following information:

— names of all account owners

— your account number

— the name of the Fund

— the dollar amount you want to redeem

— what we should do with the proceeds

Each owner, including each joint owner should sign the letter. Mail your request to: The Commerce Funds c/o Shareholder Services P.O. Box 219525 Kansas City, MO 64121-9525

By Telephone – Requesting Proceeds Be Wired:

Call The Commerce Funds with your request. Please see “What Are The Important Things To Consider When Contacting The Commerce Funds by Telephone?” below for specific instructions. When requesting a redemption by wire you must be redeeming shares in the amount of $1,000 or more. Also, the Fund must have your financial institution account information already on file. Proceeds will be wired directly to this designated account.

By Telephone – Requesting Proceeds Be Sent By Check:

Call The Commerce Funds at 1-800-995-6365 (8 a.m.-5 p.m. CST) with your request. Please see “What Are The Important Things to Consider When Contacting The Commerce Funds by Telephone?” below for specific instructions. The check will be made payable to the shareholder(s) of record and sent to the address listed on your account.

In Person:

You are welcome to stop by a Commerce Bank office location, where a registered investment representative can assist you in redeeming shares from your account.

What Are The Important Things To Consider When Contacting The Commerce Funds By Telephone?

You may call us at 1-800-995-6365 (8 a.m.-5 p.m. CST) to explain what you want to do. To purchase shares by phone or request electronic transfers or request redemptions, we need your prior written authorization. If you did not check the appropriate box on your original account application, you must send us a letter that gives us this authorization.

The Commerce Funds PAGE 57

Telephone purchases will be made at the NAV next determined after the Transfer Agent receives an order in good form. If you should experience difficulty in redeeming your shares by telephone (e.g., because of unusual market activity), we urge you to consider redeeming your shares by mail.

You should note that the Transfer Agent may act on a telephone purchase or redemption request from any person representing himself to be you and reasonably believed by the Transfer Agent to be genuine. Neither The Commerce Funds nor any of its service contractors will be liable for any loss or expense in acting on telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, The Commerce Funds will use all procedures considered reasonable; the Funds may be liable for any losses if they fail to do so.

General Policies

Dividend and Distribution Policies:  As a Fund shareholder, you are entitled to any dividends and distributions from net investment income and net realized capital gains. You may choose one of the following distribution options for dividends and capital gains:

(1)  reinvest all dividend and capital gain distributions in additional shares,

(2)  receive dividend distributions in cash and reinvest capital gain distributions in additional shares,

(3)  receive all dividend and capital gain distributions in cash, or

(4)  have all dividend and capital gain distributions deposited directly into your designated account at a financial institution.

If you do not select an option when you open an account, all distributions will automatically be reinvested in additional shares of the same Fund. For your protection, if you elect to have distributions mailed to you and these cannot be delivered, they will be reinvested in additional shares of the same Fund. To change your distribution option, contact The Commerce Funds at 1-800-995-6365 (8 a.m.-5 p.m. CST). The change will become effective after it is received and processed by the Transfer Agent.

Fund	Monthly Dividends*	Quarterly Dividends**	Annual Dividends***	Net Realized Capital Gains****
Growth			X	X
Value		X		X
MidCap Growth			X	X
Bond	X			X
Short-Term Government	X			X
National Tax-Free Intermediate Bond	X			X
Missouri Tax-Free Intermediate Bond	X			X
Kansas Tax-Free Intermediate Bond	X			X

*	Monthly dividends are declared daily but are only distributed on or about the last business day of the month.
**	Quarterly dividends are both declared and paid at the end of each calendar quarter month.
***	Annual dividends are both declared and paid in December.
****	Each Fund declares and distributes net realized capital gains annually (December).

PAGE 58 The Commerce Funds

The Commerce Funds Reserves The Right To:

•

In-Kind Redemptions:  The Trust reserves the right to pay redemptions by a distribution “in-kind” of securities (instead of cash) from the Funds. See the Statement of Additional Information for further information about the terms of these redemptions.

•

Automatic Redemption:  Redeem your account involuntarily if, after 60 days’ written notice, your account’s value remains below a $500 minimum balance. We will not redeem your account involuntarily if the value falls below the minimum balance solely as a result of market conditions. Retirement accounts and certain other accounts will not be subject to automatic liquidation.

•

Suspension/Delay in Payment:  Suspend or delay the payment of redemption proceeds when the NYSE is closed (other than for customary weekend and holiday closings), during periods when trading on the NYSE is restricted as determined by the SEC, during any emergency as determined by the SEC or during other periods of unusual market conditions.

•	Reject Purchases: Reject a purchase for shares of any Fund. If this happens, the Funds will return any money received but no interest will be paid on that money.

•

Excessive Trading Policies:  Without notice, The Commerce Funds may stop offering shares of a Fund, reject or restrict any purchase order (including exchanges), or bar an investor, including transactions accepted by a financial intermediary, who the Adviser believes is engaging in excessive trading from purchasing or exchanging shares of a Fund. In accordance with the policy and procedures adopted by the Board of Trustees, The Commerce Funds discourage market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer term investment purposes only. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. To minimize harm to the Funds and its shareholders (or the Adviser), the Funds (or the Adviser) will reject purchase or exchange orders if, in the Fund’s (or Adviser’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Funds (or the Adviser), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Funds or its shareholders or would subordinate the interests of the Funds or its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser. The Commerce Funds and the Adviser will not be liable for any loss resulting from rejected purchase or exchange orders.

Pursuant to the policy adopted by the Board of Trustees, the Adviser has developed criteria that it uses to identify trading activity that may be excessive. The Adviser reviews information provided by the Transfer Agent, Boston Financial Data Services, and other sources, on behalf of the Funds, relating to the trading activity in the Funds in order to assess the likelihood that a Fund may be the target of excessive trading. The Adviser will apply the criteria in a manner that, in the Adviser’s judgment, will be uniform.

Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of

The Commerce Funds PAGE 59

Fund shares and redeemers of Fund shares are netted against one another. The identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and the Adviser will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.

The Commerce Funds may prohibit additional purchases of Fund shares by a financial intermediary or by certain of the financial intermediary’s customers. Financial intermediaries may also monitor their customers’ trading activities in the Commerce Funds. The Funds may rely on these intermediaries’ excessive trading policies in lieu of applying the Fund’s policies. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by The Commerce Funds, and there is no assurance that the procedures used by financial intermediaries will be able to curtail excessive trading.

Abandoned Property

Abandoned or unclaimed property laws for certain states (to which your account may be subject) require financial organizations to transfer (escheat) unclaimed property (including shares of the Funds) to the appropriate state if no activity occurs in an account for a period of time specified by state law.

Customer Identification Program

Federal law requires The Commerce Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other identifying information, for each investor who opens an account with The Commerce Funds. Applications without the required information, or (where applicable) without an indication that a Social Security Number or taxpayer identification number has been applied for, may not be accepted by The Commerce Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, The Commerce Funds reserve the right to (i) place limits on transactions in any account until the identity of the investor is verified, (ii) refuse an investment in The Commerce Funds, or (iii) involuntarily redeem an investor’s shares and close an account if The Commerce Funds are unable to verify an investor’s identity. The Commerce Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Financial Intermediaries

Financial institutions or their designees that have entered into agreements with The Commerce Funds or its agent may, to the extent permitted by applicable law, enter confirmed purchase orders on behalf of clients and customers, with payment and the order to follow no later than a Fund’s pricing on the following business day. If payment is not received by the Funds’ Transfer Agent by such time, the financial institution could be held liable for resulting fees or losses. The Commerce Funds may be deemed to have received a purchase or redemption order when a financial institution or its designee accepts the order.

PAGE 60 The Commerce Funds

Orders received by the Fund in proper form will be priced at the Fund’s NAV next computed after they are accepted by the financial institution or its designee. Financial institutions are responsible to their customers and The Commerce Funds for timely transmission of all subscription and redemption requests, investment information, documentation and money.

The Adviser may make payments to financial institutions from time to time to promote the sale, distribution and/or servicing of shares of the Funds. These payments are made out of the Adviser’s own assets and are not an additional charge to the Funds. The payments are in addition to the service fees described in this Prospectus. Such payments are intended to compensate financial institutions for, among other things, recordkeeping, shareholder communications and other administrative or marketing services. The amount of these additional payments is normally not expected to exceed 0.40% (annualized) of the amount sold or invested through the financial institution. These payments may create an incentive for a financial institution or its employees to recommend or sell shares of a Commerce Fund. For further information, please contact your financial institution for details about payments it may receive.

Conflict of interest restrictions may apply to the receipt of compensation by a financial intermediary in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel.

Customers purchasing shares through a financial intermediary should read their account agreements carefully. A financial intermediary’s requirements may differ from those listed in this Prospectus. A financial intermediary may also impose account charges, such as asset allocation fees, account maintenance fees, and other charges that will reduce the net return on an investment in a Fund. If a Customer has agreed with a particular financial intermediary to maintain a minimum balance and the balance falls below this minimum, the Customer may be required to redeem all or a portion of the Customer’s investment in a Fund.

State securities laws regarding the registration of dealers may differ from federal law. As a result, financial intermediaries investing in the Funds on behalf of their Customers may be required to register as dealers.

Shareholder Servicing

The Funds have adopted a Shareholder Administrative Services Plan that permits each Fund to pay up to 0.25% of the average daily net assets of the Shares held under the plan to third parties, including the Adviser and its affiliates (“Service Organizations”), for providing shareholder services to the Shareholder Administrative Services Plan participants. Because these fees are paid out of the Funds’ assets on an on-going basis they will increase the cost of your investment.

These support services may include:

•	assisting investors in processing purchase, exchange and redemption requests;

•	processing dividend and distribution payments from the Funds;

•	providing information to customers showing their positions in the Funds; and

The Commerce Funds PAGE 61

•	providing subaccounting with respect to Fund shares beneficially owned by customers or the information necessary for subaccounting.

In addition, Service Organizations may, out of their own resources, provide distribution services, such as the forwarding of sales literature and advertising to their customers, in connection with the distribution of Fund shares.

The Distributor (and its affiliates) may, out of its administration fee or other resources, pay a fee of up to 0.50% of the amount invested or additional incentives to qualifying dealers who initiate and are responsible for purchases of shares of The Commerce Funds. In addition, at its expense, the Distributor will provide additional compensation and promotional incentives to dealers in connection with the sales of shares of the Funds. Subject to FINRA regulation, compensation may include promotional and other merchandise, sales and training programs and other special events sponsored by dealers. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.

The Commerce Funds will not issue share certificates. The Transfer Agent will maintain a complete record of your account and will issue you a statement at least quarterly. You will also be sent confirmations of purchases and redemptions.

As a shareholder in the Funds, you will receive an Annual Report and a Semi-Annual Report. To eliminate unnecessary duplication, only one copy of such reports will be sent to the same mailing address. If you would like a duplicate copy to be mailed to you, please contact The Commerce Funds at 1-800-995-6365 (8 a.m.-5 p.m. CST).

Tax Information

The following is a brief summary of additional information on the federal income tax consequences of investing in The Commerce Funds. You may also have to pay state and local taxes on your investment, and you should always consult with your tax adviser for specific guidance on your investment in The Commerce Funds.

Taxes On Distributions

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Funds, other than Funds investing in tax exempt bonds, are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, Fund distributions attributable to short-term capital gains and net investment income are generally taxable to you as ordinary income, while distributions attributable to the net capital gain of a fund are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Under current provisions of the Internal Revenue Code (the “Code”), the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 15%. A sunset provision provides that the 15% long-term capital gain rate and the taxation of qualified dividends at the long-term capital gain rate will revert back to a prior version of these provisions in the Code beginning after 2012. Also Fund distributions to noncorporate shareholders attributable to qualified dividends received by the Funds from U.S. and certain qualified foreign corporations will generally be taxed at the long-term capital gain rate if

PAGE 62 The Commerce Funds

certain other requirements are met. The favorable rate applicable to qualified dividends is due to expire beginning after 2012. The amount of a Fund’s distribution that qualifies for this favorable tax treatment may be reduced by a Fund’s securities lending activities, if any, by a high portfolio turnover rate or by investments in debt securities. For these lower rates to apply, the non-corporate shareholder must own the relevant Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Fund’s dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of a Fund’s securities lending activities, if any, by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your capital. This is known as “buying into a dividend.”

Taxes On Exchanges And Redemptions

When you redeem or exchange shares in any Fund, you will generally recognize a gain or loss for federal income tax purposes. This gain or loss will be based on the difference between your tax basis in the shares and the amount you receive for them. To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

For shares acquired on or after January 1, 2012, a Fund is required to report your cost basis on shares redeemed or exchanged. Each Fund has elected to compute the basis on an average cost basis unless you instruct us to use another approved method or choose to specifically identify your shares at the time of each sale or exchange.

The one major exception to these tax rules is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax qualified plan) will not be currently taxable, provided such shares were not acquired with borrowed funds.

Tax Consequences Of The National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond And Kansas Tax-Free Intermediate Bond Funds

The National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds’ (“Tax Free Funds”) distributions will generally constitute tax-exempt income for shareholders for federal income tax purposes. It is possible, depending on their investments, that a portion of the Tax Free Funds’

The Commerce Funds PAGE 63

distributions could be taxable to shareholders as ordinary income or capital gains. Moreover, although distributions are exempt for federal income tax purposes, they will generally constitute taxable income for state and local income tax purposes except that, subject to limitations that vary depending on the state, distributions from interest paid by a state or municipal entity may be exempt from tax in that state. In general, if you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount. However, this rule will not apply if the Tax-Free Funds declare dividends equal to 90 percent of their net tax exempt income daily and pay out such amounts no less frequently than monthly. The Tax-Free Funds expect to comply with this exception.

You should note that a portion of the Tax Free Funds’ distributions of tax-exempt income may constitute an item of tax preference for purposes of the federal alternative minimum tax. In addition, investors that are generally exempt from U.S. tax on interest income, such as IRAs, other tax advantaged accounts, tax-exempt entities and non-U.S. investors, will not gain additional benefit from the tax-exempt status of a Fund’s distributions of interest attributable to exempt bonds. Because a Fund’s pre-tax returns will tend to be lower than those of funds that own taxable bonds of comparable quality, shares of a Fund will normally not be suitable investments for those kinds of investors. Moreover, investment in the Tax Free Funds by IRAs and other tax advantaged retirement accounts is especially unsuitable because subsequent distributions made from such accounts to their holders will be subject to tax. The Tax Free Funds are now required to report the amount of distributions constituting tax exempt income to shareholders and the Internal Revenue Service. You must report such amounts on your federal income tax return.

Missouri Taxes:  Resident individuals, trusts and estates resident in Missouri, and corporations within Missouri’s tax jurisdiction will not be subject to Missouri income tax on dividends from the Missouri Tax-Free Intermediate Bond Fund that are derived from interest on obligations of the State of Missouri and its political subdivisions (to the extent such interest is exempt from federal income tax) or on obligations issued by the United States Government, by the Governments of Puerto Rico, American Samoa, Northern Mallana Covenant, Northern Mariana, or the Virgin Islands, Guam, or by certain authorities, agencies, commissions, or instrumentalities of the United States. However, interest or dividends on obligations of certain federal government-related agencies, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, or Government National Mortgage Association, are not exempt from Missouri taxes. Resident individuals, trusts and estates and corporations generally will be subject to Missouri income tax on other dividends received from the Fund, including dividends derived from interest on obligations of other issuers and all long-term and short-term capital gains.

Kansas Taxes:  Resident individuals, trusts and estates resident in Kansas, and corporations within Kansas’ tax jurisdiction will not be subject to Kansas income tax on dividends from the Kansas Tax-Free Intermediate Bond Fund that are derived from interest (to the extent such interest is exempt from federal income tax) on obligations of the State of Kansas or its political subdivisions (if issued after 1987) or the following bonds exempted by Kansas law: Board of Regents Bonds for Kansas colleges & universities; Electrical Generation Revenue Bonds; Industrial Revenue Bonds; Kansas Highway Bonds; Kansas Turnpike Authority Bonds; or Urban Renewal Bonds, or on obligations or securities issued by the United States Government or by any authority, commission or instrumentality of the United States, and

PAGE 64 The Commerce Funds

by its possessions. Resident individuals, trusts and estates and corporations generally will be subject to Kansas income tax on other dividends received from the Fund, including dividends derived from interest on obligations of other issuers and all long-term and short-term capital gains.

Other Information

When you open your account, you should provide your Social Security Number or tax identification number on your Account Application. By law, each Fund must withhold 28% (currently scheduled to increase to 31% after 2012) of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors may be subject to estate tax and U.S. withholding on taxable distributions. However, withholding is generally not required on properly designated distributions of long-term capital gains.

Service Providers

Investment Adviser and Co-Administrator:  Commerce Investment Advisors, Inc. (The “Adviser”)

Commerce Investment Advisors, Inc., a subsidiary of Commerce Bank, known collectively as “Commerce,” serves as Adviser for the Funds, selecting investments and making purchases and sale orders for securities in each Fund’s portfolio. Commerce Bank and Commerce Investment Advisors each have offices at 922 Walnut Street, Kansas City, Missouri 64106 and 8000 Forsyth Boulevard, St. Louis, Missouri 63105. Commerce Bank is a subsidiary of Commerce Bancshares, Inc., a registered multi-bank holding company. Commerce has provided investment management services to The Commerce Funds since 1994, to private and public pension funds, endowments and foundations since 1946 and to individuals since 1906. As of December 31, 2011, the Adviser and its affiliates had approximately $14.9 billion in assets under management.

The Adviser receives a fee for the advisory services provided and expenses assumed under the Advisory Agreement. During the last fiscal year, the Funds paid the Adviser the following fees, calculated as a percentage of the Funds’ average daily net assets:

Actual Rate Paid In Fiscal Year 2011
Growth Fund	0.75%
Value Fund*	0.44%
MidCap Growth Fund	0.75%
Bond Fund	0.50%
Short-Term Government Fund	0.50%
National Tax-Free Intermediate Bond Fund	0.50%
Missouri Tax-Free Intermediate Bond Fund	0.50%
Kansas Tax-Free Intermediate Bond Fund	0.50%

*	Effective March 1, 2011, the Adviser entered into a Fee Reduction Agreement to reduce the advisory fee to 0.30%.

The Commerce Funds PAGE 65

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Funds will be available in the Funds’ semi-annual report to shareholders dated April 30, 2012.

Fund Managers:

Person	Fund(s)	Experience
Scott M. Colbert, CFA	Bond and Short-Term Government	Senior Vice President Joined Commerce in 1993 Fund manager since inception 24 years of experience
Nong Lin, Ph.D, CFA	Growth, MidCap Growth and Value	Vice President Joined Commerce in 2001 Fund manager since 2012 10 years of experience
Brian P. Musielak, CFA	National Tax-Free, Missouri Tax-Free and Kansas Tax-Free Intermediate Bond*	Vice President Joined Commerce in 1995 Fund manager since 1999 (*since inception) 16 years of experience
Matthew J. Schmitt, CFA	Value	Vice President Joined Commerce in 2002 Fund manager since 2004 17 years of experience
Brent L. Schowe , CFA	Bond, Short-Term Government, National Tax-Free, Missouri Tax-Free and Kansas Tax-Free Intermediate Bond	Senior Vice President Joined Commerce in 1999 Fund manager since 2012 13 years of experience
Joseph C. Williams III, CFA	Growth, MidCap Growth* and Value	Senior Vice President Joined Commerce in 1975 Fund manager since inception (*since 2006) 34 years of experience

The Value Fund is managed by Messrs. Lin, Schmitt and Williams, each of whom is jointly responsible for making recommendations to the Fund.

The Growth and MidCap Growth Funds are managed by Messrs. Lin and Williams, each of whom is jointly responsible for making recommendations to the Funds.

The Bond and Short-Term Government Funds are managed by Messrs. Colbert and Schowe, each of whom is jointly responsible for making recommendations to the Funds.

The National Tax-Free, Missouri Tax-Free and Kansas Tax-Free Intermediate Bond Funds are managed by Messrs. Musielak and Schowe, each of whom is jointly responsible for making recommendations to the Funds.

Additional information about the Fund Managers’ compensation, other accounts managed by the Fund Managers and the Fund Managers’ ownership of securities in the Funds is available in the Statement of Additional Information.

PAGE 66 The Commerce Funds

Activities of Other Accounts Managed by the Adviser and its Affiliates

Affiliates of the Adviser engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of The Commerce Funds and/or that compete for transactions in the same types of securities, currencies and investments as the Funds. The Adviser and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of The Commerce Funds’ investment activities, therefore, may differ from those of the Adviser, its affiliates and other accounts managed by the Adviser and its affiliates. Moreover, it is possible that a Fund could sustain losses during period in which the Adviser and its affiliates and other accounts achieve significant profit on their trading for proprietary or other accounts. Transactions by one or more other accounts advised by the Adviser or its affiliates may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of The Commerce Funds. For more information about conflicts of interest, see the Statement of Additional Information.

Co-Administrator:  Goldman Sachs Asset Management (“GSAM” or the “Co-Administrator”)

GSAM serves as Co-Administrator of each of the Funds. GSAM is located at 200 West Street, New York, New York 10282. GSAM is an affiliate of Goldman, Sachs & Co., the Distributor of the Funds.

Distributor:  Goldman, Sachs & Co. (“Goldman” or the “Distributor”)

Shares of each Fund are sold on a continuous basis by Goldman as Distributor. Goldman is located at 200 West Street, New York, New York 10282.

Transfer Agent:  State Street Bank And Trust Company (“State Street” or the “Transfer Agent”)

State Street has delegated its responsibilities as Transfer Agent to its affiliate, Boston Financial Data Services (“BFDS”). State Street is located at 225 Franklin Street, Boston, Massachusetts 02110. BFDS is located at 330 W. 9th Street, Kansas City, Missouri 64105.

Custodian:  State Street Bank And Trust Company (the “Custodian”)

State Street also serves as the Custodian of each of the Funds.

More Information About Fees

Other Operating Expenses

The Adviser and GSAM are Co-Administrators of the Fund. Other Operating Expenses in the fee tables include a Co-Administration fee at an annual rate of 0.15% of the average daily net assets of each Fund. Of this amount, the Adviser currently retains 0.12% of the average daily net assets of each Fund.

The Commerce Funds PAGE 67

Financial Highlights

The following tables describe the Funds’ performance for the periods indicated. The total return figures show how much you would have earned (or lost) on an investment in a Fund during each time period, assuming you had reinvested all dividends and distributions. Some of the information reflects financial results for a single Fund share. The information has been derived from the Funds’ financial statements, which have been audited by KPMG LLP, the Funds’ independent registered public accounting firm. Their report, along with the Funds’ financial statements, is incorporated by reference into the Funds’ Statement of Additional Information which is available upon request.

PAGE 68 The Commerce Funds

Growth Fund

	For the Fiscal Years Ended 10/31
	2011	2010		2009(a)	2008	2007
Net asset value, beginning of year	$24.73	$21.24		$18.44	$29.11	$25.56
Income (loss) from investment operations:
Net investment income(b)	0.13 (d)	0.19	(c)	0.10	0.05	0.04
Net realized and unrealized gain (loss)	0.82	3.41		2.75	(10.39)	3.55

Total from investment operations	0.95	3.60		2.85	(10.34)	3.59

Distributions to shareholders:
From net investment income	(0.12)	(0.11)		(0.05)	(0.04)	(0.04)
From net realized gains	—	—		—	(0.29)	—

Total distributions	(0.12)	(0.11)		(0.05)	(0.33)	(0.04)

Net asset value, end of year	$25.56	$24.73		$21.24	$18.44	$29.11

Total return(e)	3.84%	16.98%		15.55%	(35.82)%	14.04%
Net assets at end of year (in 000’s)	$96,856	$119,567		$110,522	$111,319	$223,441
Ratio of net expenses to average net assets	1.13%	1.13%		1.13%	1.11%	1.13%
Ratio of total expenses to average net assets	1.19%	1.24%		1.20%	1.11%	1.14%
Ratio of net investment income to average net assets	0.50%	0.82%	(c)	0.52%	0.18%	0.15%
Portfolio turnover rate	43%	46%		39%	43%	70%

(a)	On February 10, 2009, all outstanding Institutional Shares were redesignated as Shares.

(b)	Calculated based on the average shares outstanding methodology.

(c)	Reflects income recognized from a special dividend which amounted to $0.13 per share and 0.56% of average net assets.

(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.02 per share and 0.09% of average net assets.

(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Commerce Funds PAGE 69

Financial Highlights (continued)

Value Fund

	For the Fiscal Years Ended 10/31
	2011	2010	2009(a)	2008	2007
Net asset value, beginning of year	$18.91	$16.81	$16.31	$29.02	$29.53
Income (loss) from investment operations:
Net investment income(b)	0.48	0.22	0.30	0.39	0.36
Net realized and unrealized gain (loss)	2.24	2.10	0.50	(9.84)	1.90

Total from investment operations	2.72	2.32	0.80	(9.45)	2.26

Distributions to shareholders:
From net investment income	(0.45)	(0.22)	(0.30)	(0.39)	(0.36)
From net realized gains	—	—	—	(2.87)	(2.41)

Total distributions	(0.45)	(0.22)	(0.30)	(3.26)	(2.77)

Net asset value, end of year	$21.18	$18.91	$16.81	$16.31	$29.02

Total return(c)	14.51%	13.88%	5.19%	(36.04)%	8.11%
Net assets at end of year (in 000’s)	$71,025	$49,932	$63,622	$64,726	$141,455
Ratio of net expenses to average net assets	0.86%	1.20%	1.20%	1.14%	1.13%
Ratio of total expenses to average net assets	0.90%	1.26%	1.22%	1.14%	1.13%
Ratio of net investment income to average net assets	2.32%	1.24%	1.98%	1.74%	1.25%
Portfolio turnover rate	116%	47%	61%	45%	55%

(a)	On February 10, 2009, all outstanding Institutional Shares were redesignated as Shares.

(b)	Calculated based on the average shares outstanding methodology.

(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PAGE 70 The Commerce Funds

MidCap Growth Fund

	For the Fiscal Years Ended 10/31
	2011		2010	2009(a)	2008	2007
Net asset value, beginning of year	$31.24		$24.06	$21.13	$37.60	$33.61
Income (loss) from investment income (loss) operations:
Net investment income (loss)(b)	(0.06	)(d)	(0.07)	0.02	0.01	(0.11)
Net realized and unrealized gain (loss)	1.60		7.29	3.81	(13.72)	4.14

Total from investment operations	1.54		7.22	3.83	(13.71)	4.03

Distributions to shareholders:
From net investment income	—		(0.04)	(0.01)	—	—
From net realized gains	—		—	(0.89)	(2.76)	(0.04)

Total distributions	—		(0.04)	(0.90)	(2.76)	(0.04)

Net asset value, end of year	$32.78		$31.24	$24.06	$21.13	$37.60

Total return(c)	4.93%		30.08%	19.76%	(39.07)%	12.01%
Net assets at end of year (in 000’s)	$56,264		$53,380	$48,771	$40,444	$100,357
Ratio of net expenses to average net assets	1.24%		1.33%	1.33%	1.21%	1.18%
Ratio of total expenses to average net assets	1.24%		1.33%	1.33%	1.21%	1.18%
Ratio of net investment loss to average net assets	(0.18)%		(0.24)%	0.12%	0.02%	(0.32)%
Portfolio turnover rate	46%		45%	58%	57%	65%

(a)	On February 10, 2009, all outstanding Institutional Shares were redesignated as Shares.

(b)	Calculated based on the average shares outstanding methodology.

(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.07 per share and 0.19% of average net assets.

The Commerce Funds PAGE 71

Financial Highlights (continued)

Bond Fund

	For the Fiscal Years Ended 10/31
	2011	2010	2009(a)	2008	2007
Net asset value, beginning of year	$20.35	$19.17	$17.29	$18.39	$18.12
Income (loss) from investment operations:
Net investment income(b)	0.89	0.93	0.96	0.85	0.82
Net realized and unrealized gain (loss)	0.06	1.21	1.91	(1.07)	0.31	(c)

Total from investment operations	0.95	2.14	2.87	(0.22)	1.13

Distributions to shareholders:
From net investment income	(0.91)	(0.96)	(0.99)	(0.88)	(0.86)

Net asset value, end of year	$20.39	$20.35	$19.17	$17.29	$18.39

Total return(d)	4.80%	11.46%	17.00%	(1.37)%	6.37%	(e)
Net assets at end of year (in 000’s)	$725,261	$648,695	$570,560	$495,168	$537,430
Ratio of net expenses to average net assets	0.81%	0.83%	0.81%	0.79%	0.82%
Ratio of total expenses to average net assets	0.81%	0.83%	0.81%	0.79%	0.82%
Ratio of net investment income to average net assets	4.39%	4.75%	5.23%	4.62%	4.50%
Portfolio turnover rate	26%	26%	22%	9%	23%

(a)	On February 10, 2009, all outstanding Institutional Shares were redesignated as Shares.

(b)	Calculated based on the average shares outstanding methodology.

(c)	Reflects an increase of $0.19 per share and 1.06% of average net assets due in payments received for class action settlements received this year.

(d)	Assumes investment at the net asset value at the beginning of the year, reinvestments of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Total return reflects the impact of payments received for class action settlements received this year. Excluding such payments the total return would have been 5.31%.

PAGE 72 The Commerce Funds

Short-Term Government Fund

	For the Fiscal Years Ended 10/31
	2011	2010	2009(a)	2008	2007
Net asset value, beginning of period	$18.48	$18.16	$17.53	$17.65	$17.56
Income (loss) from investment operations:
Net investment income(b)	0.38	0.48	0.56	0.66	0.69
Net realized and unrealized gain (loss)	(0.19)	0.42	0.79	(0.03)	0.16

Total from investment operations	0.19	0.90	1.35	0.63	0.85

Distributions to shareholders:
From net investment income	(0.52)	(0.58)	(0.72)	(0.75)	(0.76)

Net asset value, end of period	$18.15	$18.48	$18.16	$17.53	$17.65

Total return(c)	1.07%	5.04%	7.85%	3.60%	4.97%
Net assets at end of period (in 000’s)	$129,510	$133,022	$105,981	$78,455	$87,511
Ratio of net expenses to average net assets	0.68%	0.68%	0.68%	0.68%	0.68%
Ratio of total expenses to average net assets	0.88%	0.89%	0.93%	0.90%	0.90%
Ratio of net investment income to average net assets	2.09%	2.60%	3.14%	3.68%	3.91%
Portfolio turnover rate	27%	28%	25%	30%	15%

(a)	On February 10, 2009, all outstanding Institutional Shares were redesignated as Shares.

(b)	Calculated based on the average shares outstanding methodology

(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Commerce Funds PAGE 73

Financial Highlights (continued)

National Tax-Free Intermediate Bond Fund

	For the Fiscal Years Ended 10/31
	2011	2010	2009(a)	2008	2007
Net asset value, beginning of year	$19.50	$18.84	$17.82	$18.83	$19.07
Income (loss) from investment operations:
Net investment income(b)	0.71	0.67	0.70	0.70	0.71
Net realized and unrealized gain (loss)	0.16	0.71	1.20	(0.96)	(0.19)

Total from investment operations	0.87	1.38	1.90	(0.26)	0.52

Distributions to shareholders:
From net investment income	(0.71)	(0.67)	(0.70)	(0.70)	(0.71)
From net realized gains	(0.24)	(0.05)	(0.18)	(0.05)	(0.05)

Total distributions	(0.95)	(0.72)	(0.88)	(0.75)	(0.76)

Net asset value, end of year	$19.42	$19.50	$18.84	$17.82	$18.83

Total return(c)	4.73%	7.43%	10.89%	(1.47)%	2.81%
Net assets at end of year (in 000’s)	$194,878	$191,897	$163,878	$136,575	$145,265
Ratio of net expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of total expenses to average net assets	0.84%	0.86%	0.85%	0.82%	0.83%
Ratio of net investment income to average net assets	3.76%	3.49%	3.77%	3.76%	3.78%
Portfolio turnover rate	44%	46%	27%	45%	42%

(a)	On February 10, 2009, all outstanding Institutional Shares were redesignated as Shares.

(b)	Calculated based on the average shares outstanding methodology.

(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains or other taxable distributions or the redemption of Fund shares.

PAGE 74 The Commerce Funds

Missouri Tax-Free Intermediate Bond Fund

	For the Fiscal Years Ended 10/31
	2011	2010	2009(a)	2008	2007
Net asset value, beginning of year	$19.70	$19.30	$18.27	$19.01	$19.22
Income (loss) from investment operations:
Net investment income(b)	0.69	0.66	0.67	0.69	0.71
Net realized and unrealized gain (loss)	0.03	0.43	1.05	(0.66)	(0.19)

Total from investment operations	0.72	1.09	1.72	0.03	0.52

Distributions to shareholders:
From net investment income	(0.69)	(0.66)	(0.67)	(0.69)	(0.71)
From net realized gains	(0.04)	(0.03)	(0.02)	(0.08)	(0.02)

Total distributions	(0.73)	(0.69)	(0.69)	(0.77)	(0.73)

Net asset value, end of year	$19.69	$19.70	$19.30	$18.27	$19.01

Total return(c)	3.77%	5.72%	9.54%	0.10%	2.77%
Net assets at end of year (in 000s)	$266,668	$265,798	$229,687	$169,838	$148,824
Ratio of net expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.68%
Ratio of total expenses to average net assets	0.84%	0.84%	0.83%	0.81%	0.82%
Ratio of net investment income to average net assets	3.57%	3.37%	3.50%	3.63%	3.74%
Portfolio turnover rate	15%	19%	10%	7%	21%

(a)	On February 10, 2009, all outstanding Institutional Shares were redesignated as Shares.

(b)	Calculated based on the average shares outstanding methodology.

(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains or other taxable distributions or the redemption of Fund shares.

The Commerce Funds PAGE 75

Financial Highlights (continued)

Kansas Tax-Free Intermediate Bond Fund

	For the Fiscal Years Ended 10/31
	2011	2010	2009(a)	2008	2007
Net asset value, beginning of year	$19.32	$19.05	$17.90	$18.58	$18.78
Income (loss) from investment operations:
Net investment income(b)	0.66	0.63	0.63	0.64	0.66
Net realized and unrealized gain (loss)	0.10	0.33	1.20	(0.63)	(0.14)

Total from investment operations	0.76	0.96	1.83	0.01	0.52

Distributions to shareholders:
From net investment income	(0.66)	(0.63)	(0.64)	(0.64)	(0.66)
From net realized gains	(0.15)	(0.06)	(0.04)	(0.05)	(0.06)

Total distributions	(0.81)	(0.69)	(0.68)	(0.69)	(0.72)

Net asset value, end of year	$19.27	$19.32	$19.05	$17.90	$18.58

Total return(c)	4.09%	5.15%	10.33%	0.01%	2.82%
Net assets at end of year (in 000’s)	$98,340	$84,067	$75,878	$68,986	$69,270
Ratio of net expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.68%
Ratio of total expenses to average net assets	0.90%	0.94%	0.93%	0.90%	0.92%
Ratio of net investment income to average net assets	3.50%	3.31%	3.38%	3.46%	3.55%
Portfolio turnover rate	14%	23%	16%	13%	18%

(a)	On February 10, 2009, all outstanding Institutional Shares were redesignated as Shares.

(b)	Calculated based on the average shares outstanding methodology.

(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains or other taxable distributions or the redemption of Fund shares.

PAGE 76 The Commerce Funds

March 1, 2012

The Commerce Funds

How Can I Contact The Commerce Funds?

If you would like more information about The Commerce Funds, you may request the following documents:

Statement of Additional Information

The Statement of Additional Information (SAI) contains additional information about the Funds and is incorporated by reference into this prospectus.

Securities and Exchange Commission Reports

You can review and copy, after paying a duplicating fee, the reports of the Funds and the SAI by writing to the SEC's Public Reference Section, Washington, D.C. 20459-1520 or by electronic request to: publicinfo@sec.gov or by visiting the Public Reference Room. Call the SEC at 1-202-551-8090 for information on operation of the public reference room. You can get copies of this information for free on the SEC's EDGAR database at http://www.sec.gov.

Annual and Semi-Annual Reports

The Funds' annual and semi-annual reports contain additional information about the Funds' investments. The annual report also discusses market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. To make shareholder inquiries, to receive free copies of the SAI and the annual and semi-annual reports, or to request other information about the Funds, contact The Commerce Funds in writing, via the World Wide Web, or by telephone, as listed below. You can also access and download the annual and semi-annual reports and the SAI at the Funds' website listed below.

P.O. Box 219525
Kansas City, Missouri 64121-9525

www.commercefunds.com

The Funds' investment company registration number is 811-8598 commerce funds™

CB5998 03/12

00084148

THE COMMERCE FUNDS

STATEMENT OF ADDITIONAL INFORMATION

Growth Fund

CFGRX

Value Fund

CFVLX

MidCap Growth Fund

CFAGX

Bond Fund

CFBNX

Short-Term Government Fund

CFSTX

National Tax-Free Intermediate Bond Fund

CFNLX

Missouri Tax-Free Intermediate Bond Fund

CFMOX

Kansas Tax-Free Intermediate Bond Fund

KTXIX

(each, a “Fund” and collectively, the “Funds”)

March 1, 2012

This Statement of Additional Information is not a prospectus. It is meant to be read in conjunction with The Commerce Funds’ Prospectus dated March 1, 2012. Because this Statement of Additional Information is not itself a prospectus, no investment in the Funds should be made solely upon the information contained herein. Copies of the prospectus, as well as the Funds’ Annual Report, may be obtained upon request and without charge by calling 1-800-995-6365. The financial statements and report thereon by the Funds’ independent registered public accounting firm included in the Funds’ Annual Report for the fiscal year ended October 31, 2011 have been incorporated by reference into this Statement of Additional Information in the section entitled “Financial Statements.” No other part of the Funds’ Annual Report is incorporated by reference.

TABLE OF CONTENTS

(cont’d.)

ii

OVERVIEW OF THE COMMERCE FUNDS

The Commerce Funds (sometimes hereinafter referred to as the “Trust”) is an open-end, management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Commerce Funds is a Delaware statutory trust, which was organized on February 7, 1994.

INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS

The following policies supplement the discussion of the Funds’ investment objectives and policies as set forth in the prospectus. Investment methods described in this Statement of Additional Information are among those which one or more of the Funds have the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

The Missouri Tax-Free Intermediate Bond Fund and Kansas Tax-Free Intermediate Bond Fund are non-diversified series of the Trust under the 1940 Act, although they are subject to certain federal tax diversification requirements. Under these tax diversification requirements, with respect to 50% of their assets, the Funds are permitted to invest up to 25% of their assets in the obligations of a single issuer. With respect to the remaining 50% of each Fund’s total assets, (i) the Funds may not invest more than 5% of their total assets in any one issuer, and (ii) the Funds may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of the taxable year and are subject to certain conditions and limitations under the Internal Revenue Code (the “Code”). These tests do not apply to investments in U.S. Government securities (“U.S. Government Securities”) and regulated investment companies. The other Funds of the Trust are diversified.

Throughout this SAI, the National Tax-Free Intermediate Bond Fund, the Missouri Tax-Free Intermediate Bond Fund and the Kansas Tax-Free Intermediate Bond Fund, each a “Tax-Free Fund,” will be collectively referred to as the “Tax-Free Funds.”

Each Fund’s investment objective is fundamental and may not be changed without shareholder approval.

Convertible Securities

The Growth, Value, MidCap Growth and Bond Funds may invest in convertible securities, including bonds, notes and preferred stock that may be converted into common stock either at a stated price or within a specified period of time. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in the corporate capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

In selecting convertible securities, Commerce Investment Advisors, Inc. (the “Adviser” or “Commerce”) will consider, among other factors, its evaluation of the creditworthiness of the issuers of the securities, the interest or dividend income generated by the securities, the potential for capital appreciation of the securities and the underlying stocks, the prices of the securities relative to other comparable securities and to the underlying stocks, whether the securities are entitled to the benefits of sinking funds or other protective conditions, the issuer diversification of a Fund and whether the securities are rated by Moody’s Investor’s Service (“Moody’s”), Standard & Poor’s Rating Services (“S&P”) or another nationally recognized statistical rating organization (“NRSRO”) and, if so, the ratings assigned.

The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security’s price may be as volatile as that of common stock. Because both interest rate and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and are generally subject to a high degree of credit risk.

While all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possible greater than, those associated with traditional convertible securities.

Custodial Receipts and Trust Certificates

Each Fund may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, municipal securities (“Municipal Securities”), corporate debt securities or other types of securities in which a Fund may invest. Custodial receipts and trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities law purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Funds may also invest in separately issued interests in custodial receipts and trust certificates.

Although under the terms of a custodial receipt or trust certificate a Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Debt Obligations

Each of the Funds may invest in debt securities, consistent with their investment objectives and strategies. A debt security is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, Municipal Securities, convertible securities, mortgage-backed securities (“Mortgage-Backed Securities”), and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

FDIC Temporary Liquidity Guarantee Program. To the extent consistent with a Fund’s investment objective and investment strategies, a Fund may purchase debt securities issued by eligible financial institutions and guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) under its Temporary Liquidity Guarantee Program (the “FDIC Program”). Pursuant to the FDIC Program, the FDIC will guarantee new senior unsecured debt issued by eligible financial institutions, including FDIC-insured depository institutions, U.S. bank holding companies and financial holding companies and certain U.S. savings and loan holding companies. The guarantee will cover all new senior unsecured debt, including commercial paper, issued by these entities on or before October 31, 2009. There was also a limited six-month emergency guarantee facility available on an application basis, pursuant to which the FDIC will guarantee the applicant’s senior unsecured debt issued on or before April 30, 2010. The guarantee extends only until December 31, 2012, even if the debt has not then matured. These debt securities are guaranteed by the FDIC and are backed by the full faith and credit of the United States. If the issuer fails to pay interest or principal when due, the FDIC will pay the holders of these debt securities the unpaid, then due amount of interest or principal. Under the FDIC Program, there is no designated period within which the FDIC is required to make the guarantee payments after it receives the required written demand. As a result, if the FDIC is required to make such payments, payments could be paid at a time that is significantly later than the date that the payment is otherwise due under the terms of the debt securities. The rules governing the FDIC Program may be amended, and are subject to evolving interpretation by the FDIC. As a result, a Fund’s ability to obtain payment on the debt securities under the FDIC’s guarantee is subject to rules, interpretations, procedures, and practices of the FDIC that could be changed at any time in the future. Any developments of this kind may be adverse to the Funds. The determination by the FDIC on any matter relating to the FDIC claims process will be a final administrative determination, which will be final and binding on all concerned, including the Funds. The Funds will have the right to challenge the FDIC’s determination only by commencing an action in federal court within 60 days after the FDIC makes its determination.

Inflation-Indexed Securities. Inflation-indexed securities are debt securities the principal value of which is periodically adjusted to reflect the rate of inflation as indicated by the Consumer Price Index (CPI). Inflation-indexed securities may be issued by the U.S. Government, agencies and instrumentalities of the U.S. Government, and by corporations. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

The periodic adjustment of U.S. inflation-indexed securities is tied to the CPI, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Inflation – a general rise in prices of goods and services – erodes the purchasing power of an investor’s portfolio. For example, if an investment provides a “nominal” total return of 8% in a given year and inflation is 4% during that period, the inflation-adjusted, or real, return is 4%. Investors should be conscious of both the nominal and real returns of their investments. Investors in funds holding inflation-indexed securities who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a Fund’s income distributions. While inflation-indexed securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

If the periodic adjustment rate measuring inflation (i.e., the CPI) falls, the principal value of inflation-indexed securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed securities, even during a period of deflation. However, the current market value of the inflation-indexed securities is not guaranteed, and will fluctuate. Other inflation-indexed securities include inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed securities should change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.

Any increase in principal for an inflation-indexed security resulting from inflation adjustments is considered by Internal Revenue Service (IRS) regulations to be taxable income in the year it occurs. For direct holders of an inflation-indexed security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares (which, like principal adjustments, are taxable to shareowners).

Depositary Receipts

Depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”), are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depositary.” The Growth, Value, MidCap Growth and Bond Funds may invest in ADRs, GDRs and EDRs subject to their respective limitations on investments in foreign investments discussed below. ADRs are receipts issued by a U.S. financial institution, such as a bank or trust company, evidencing ownership of underlying securities issued by a foreign issuer. ADR prices are denominated in U.S. dollars while the securities underlying an ADR are normally denominated in a foreign currency. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. GDRs and EDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use on the non-U.S. securities markets. GDRs and EDRs are not necessarily quoted in the same currency as the underlying security.

While sponsored and unsponsored depositary receipt facilities are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depositary requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities. A non-sponsored depositary may not be required to disclose material information that a sponsored depositary would be required to provide under its contractual relationship with the issuer. Accordingly, there may not be a correlation between such information and the market value of such securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depositary and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depositary, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depositary), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Unlike unsponsored depository receipts, depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request. Most ADRs are sponsored.

For purposes of a Fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

Foreign Investments

The Value, Growth, MidCap Growth and Bond Funds may invest up to 10%, 10%, 10% and 20%, respectively, of their total assets in securities issued by foreign issuers, including ADRs, GDRs and EDRs (together, “Foreign Securities”). ADRs are discussed above under “Depositary Receipts.” In considering whether to invest in Foreign Securities, the Adviser will consider such factors as the characteristics of the particular issuer, differences between economic trends and the performance of securities markets within the United States and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the issuer is located.

Investment in Foreign Securities involves special risks including market risk, foreign currency risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States. Market risk involves the possibility that stock prices will decline over short or extended periods. Stock markets tend to be cyclical, with alternate periods of generally rising and generally declining prices. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a Foreign Security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. An increase in foreign interest rates or a decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

There are other risks and costs involved in investing in Foreign Securities, which are in addition to the usual risks inherent in domestic investments. Investment in Foreign Securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political and economic instability. Future political and economic developments, the possible imposition of withholding taxes, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

The Bond Fund may invest up to 20% of its total assets in foreign debt and in the securities of foreign governments. The risks of such investments include the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate and may not honor investments by U.S. entities or citizens.

Although a Fund may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund’s net asset value to fluctuate as well. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also may be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.

To the extent that a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. To the extent that a Fund is fully invested in Foreign Securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions. The Funds investing in Foreign Securities are also subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

On January 1, 1999, the European Economic and Monetary Union (“EMU”) introduced a single currency called the euro. The euro requires participation of multiple sovereign states forming the Euro zone and is therefore sensitive to the credit, general economic and political position of each such state, including each state’s actual and intended ongoing engagement with and/or support for the other sovereign states then forming the European Union, in particular those within the Euro zone. These or other events could cause market disruptions, and could affect adversely the values of securities held by certain Funds.

European countries can be significantly affected by the tight fiscal and monetary controls that the European Economic and Monetary Union (“EU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several EU countries, including Greece, Ireland, Italy, Spain and Portugal have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EU. These requirements can severely limit the ability of EU member countries to implement monetary policy to address regional economic conditions.

Futures Contracts and Options on Futures Contracts

All Funds, except the Short-Term Government Fund, may invest in futures contracts and options thereon (interest rate futures contracts or index futures contracts, as applicable) for hedging purposes or to seek to increase total return.

A Fund may engage in futures and related options transactions in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, if a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.

Futures contracts entered into by a Fund have historically been traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges. More recently, certain futures may also be traded either over-the-counter or on trading facilities such as derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC. Also, certain single stock futures and narrow based security index futures may be traded either over-the-counter or on trading facilities such as contract markets, derivatives transaction execution facilities and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC or on foreign exchanges.

Neither the CFTC, National Futures Association, SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, a Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States exchanges. In particular, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Similarly, these persons may not have the protection of the U.S. securities laws.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

A Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in futures contracts and options on futures contracts. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

Hedging Strategies. When a Fund uses futures for hedging purposes, the Fund often seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities (or securities that the Fund proposes to acquire). A Fund may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of a Fund’s portfolio securities. If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for a Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Funds may also enter into such futures contracts as part of a hedging strategy. Although under some circumstances prices of securities in a Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a “long” position by purchasing futures contracts. This may be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund’s assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. The writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Funds will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Funds will engage in transactions in futures contracts and related options transactions only to the extent such transactions are consistent with the requirements of the Code for maintaining their qualifications as regulated investment companies for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and may require the Funds to segregate cash or liquid assets, as permitted by applicable law, in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between a Fund’s futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

Perfect correlation between a Fund’s futures positions and portfolio positions will be difficult to achieve, particularly where futures contracts based on specific fixed-income securities are not available. The profitability of a Fund’s trading in futures depends upon the ability of the Adviser to analyze correctly the futures markets.

Combined Transactions. A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate and other swap transactions and any combination of futures, options, currency and swap transactions (“component” transactions) as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

A Fund may not purchase or sell futures contracts or options on futures contracts to increase total return unless immediately after any such transaction the aggregate amount of premiums paid for put options and the amount of margin deposits on its existing futures positions do not exceed 5% of the total assets of the Fund.

High Yield Securities

The Bond Fund may invest up to 10% of its total assets in high yield securities. Fixed income and convertible securities purchased by the Tax-Free Funds will generally be rated investment grade. However, if a security held by the Tax-Free Funds undergoes a rating revision, the Tax-Free Funds may continue to hold the security if the Adviser determines that retention of the security is in the best interest of shareholders subject to the limits described in the Funds’ prospectus. Up to 5% of the Tax-Free Funds’ total assets may represent securities downgraded below investment grade. To the extent consistent with their investment objectives and policies, the other Funds may also purchase high yield securities. High yield fixed income and convertible securities (sometimes referred to as “junk bonds” or “non-investment grade bonds”) generally are rated BB or below by S&P or Fitch Ratings (“Fitch”), or Ba or below by Moody’s (or have received a comparable rating from another NRSRO).

High yield fixed income and convertible securities are considered predominantly speculative by traditional investment standards. The market value of these low-rated securities tends to be more sensitive to individual corporate developments and changes in interest rates and economic conditions than higher-rated securities. In addition, they generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged, so their ability to repay their debt during an economic downturn or periods of rising interest rates may be impaired. The risk of loss due to default by these issuers also is greater because low-rated securities generally are unsecured and often are subordinated to the rights of other creditors of the issuers of such securities. Investment in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation will be uncertain. A Fund also may incur additional expenses in seeking recovery on defaulted securities.

The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for these securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund’s ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

Hybrid Instruments

Each Fund may invest in hybrid instruments to the extent consistent with its investment objectives and strategies. Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or depositary instruments (hereinafter “Hybrid Instruments”). Generally, a Hybrid Instrument will be a debt security, preferred stock, depositary share, trust certificate or receipt, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, “Benchmarks”). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and a Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors that are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand of the Underlying Assets and interest rate movements. At various times Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid Instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor which the Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission (“CFTC”), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities, including securities having legal or contractual restrictions on resale or no readily available market (including repurchase agreements, variable and floating rate instruments and time deposits with notice/termination dates in excess of seven days, stripped mortgage-backed securities (“SMBS”) issued by private issuers, interest rate and currency swaps and certain securities which are subject to trading restrictions because they are not registered under the 1933 Act.)

If otherwise consistent with its investment objective and policies, each Fund may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Adviser determines, under guidelines approved by the Board of Trustees, that an adequate trading market exists. A Fund’s investment in Rule 144A securities could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

Interest Rate Swaps, Equity Swaps, Mortgage Swaps, Credit Swaps, Total Return Swaps, Interest Rate Floors and Caps, Collars and Options on Swaps

The Growth, Value and MidCap Growth Funds and, to the extent consistent with their investment objectives and strategies, each of the other Funds may each enter into equity swap contracts. Equity swap contracts permit the Funds to invest in a market without owning or taking physical custody of securities in various circumstances, including circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes and to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay a Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, a Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

To the extent that a Fund enters into equity swaps, it will do so on a net basis. This means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its terms. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Funds’ potential exposure, the Funds and the Adviser believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

A Fund will not enter into equity swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Adviser. A Fund’s ability to enter into certain swap transactions may be limited by tax considerations.

In order to hedge against fluctuations in interest rates, the Short-Term Government, Bond, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds may enter into interest rate and mortgage swaps, interest rate caps, floors and collars, and may also purchase and write (sell) options contracts on swaps, commonly referred to as “Swaptions.” The Bond Fund may enter into credit and total return swaps both for hedging purposes and to seek to increase total return.

A Fund typically uses interest rate and mortgage swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its portfolio securities. Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. A Fund may also enter into swap transactions to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in an economical way.

Swap agreements are two party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. As examples, interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive from or make a payment to the other party, upon the occurrence of specified credit events. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component.

A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

A great deal of flexibility is possible in the way swap transactions are structured. However, generally a Fund will enter into interest rate, total return, credit and mortgage swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, total return, credit and mortgage swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, total return, credit and mortgage swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an interest rate, total return, credit or mortgage swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

A credit swap may have as reference obligations one or more securities that may, or may not, be currently held by a Fund. The protection “buyer” in a credit swap is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the swap provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. If a credit event occurs, the value of any deliverable obligation received by the Fund as seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

To the extent that a Fund’s exposure in a transaction involving a swap, swaption or an interest rate floor, cap or collar is covered by the segregation of cash or liquid assets, or is covered by other means in accordance with SEC guidance, the Funds and the Adviser believe that the transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

The Funds will not enter into any interest rate, total return, mortgage or credit swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A or A-1 or better by Standard & Poor’s or A or P-1 or better by Moody’s or their equivalent ratings.

The use of interest rate, mortgage, credit and total return swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. If the Adviser is incorrect in its forecasts of market values, credit quality and interest rates the investment performance of a Fund would be less favorable than it would have been if these investment instruments were not used.

Investment Companies

Each Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. Other investment companies include all types of exchange traded funds (“ETFs”). Each Fund currently intends to limit its investments so that, as determined immediately after a purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Fund and other investment companies advised by the Adviser, or any affiliate of Commerce Bancshares, Inc. These limits will not apply to the investment of uninvested cash balances in shares of (i) registered money market funds or (ii) unregistered money market funds that (A) limit their investments to those in which a money market fund may invest under Rule 2a-7 of the 1940 Act, and (B) undertake to comply with all the other provisions of Rule 2a-7.

Investments by the Funds in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act except as permitted by SEC orders. The Funds may rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions. Generally, these terms and conditions require the Board to approve policies and procedures relating to certain of the Funds’ investments in ETFs. These policies and procedures require, among other things, that (i) the Adviser conducts the Funds’ investment in ETFs without regard to any consideration received by the Funds or any of their affiliated persons and (ii) the Adviser certifies to the Board quarterly that it has not received any consideration in connection with an investment by the Funds in an ETF, or if it has, the amount and purpose of the consideration will be reported to the Board and an equivalent amount of advisory fees shall be waived by the Adviser.

As a shareowner of another investment company, a Fund would bear, along with other shareowners, its pro rata portion of the expenses of such other investment company, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations and may represent a duplication of fees to shareowners of the Fund. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

ETFs are shares issued by investment companies that are traded like traditional equity securities on a national stock exchange or the National Association of Securities Dealers Automated Quotations System (“NASDAQ”) National Market System. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the stocks owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional open-end mutual funds: (i) the market price of the ETF’s shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

ETF shares are not individually redeemable, except upon termination of the ETF. To redeem, an investor must accumulate enough ETF shares to reconstitute a creation unit. Upon redemption of a creation unit, an investor will receive index securities underlying the ETF and cash identical to the portfolio deposit required of an investor wishing to purchase a creation unit that day.

The price of an ETF’s shares is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETFs generally is based on a basket of stocks. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Funds could result in losses on ETFs.

Lending Securities

Although no Fund currently plans to do so, each Fund may lend its portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal in value at all times to at least the market value of the securities loaned. Collateral for securities loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank that meets the investment standards defined as “money market instruments” below in “Temporary Investments.” When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash loan collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. Such loans will not be made if, as a result, the aggregate of all outstanding loans exceeds 33 1/3% of the value of a Fund’s total assets (including the value of the collateral received for the loan). There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks.

Loan Participations

The Bond Fund may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower that is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.

Participation interests may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When the Bond Fund acts as co-lender in connection with a participation interest or when the Fund acquires certain participation interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the agent bank may become insolvent. The secondary market, if any, for these loan participations is limited and loan participations purchased by the Fund will normally be regarded as illiquid.

For purposes of certain investment limitations pertaining to diversification of the Fund’s investments, the issuer of a loan participation will be the underlying borrower. However, in cases where the Bond Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Fund and the borrower will be deemed issuers of a loan participation.

Mortgage Dollar Rolls

The Bond and Short-Term Government Funds may enter into mortgage “dollar rolls” in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. A Fund gives up the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund. A Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets, in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the Adviser’s ability to correctly predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

For financial reporting and tax purposes, each Fund proposes to treat mortgage dollar rolls as two separate transactions; one transaction involving the purchase of a security and a separate transaction involving a sale. No Fund currently intends to enter into mortgage dollar rolls that are accounted for as a financing.

Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund’s right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted. Also, the instrument which a Fund is required to repurchase may be worth less than an instrument which a Fund originally held. Successful use of mortgage dollar rolls will depend upon the Adviser’s ability to manage a Fund’s interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed. The use of this technique may diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls.

Mortgage-Related and Asset-Backed Securities

The Bond and Short-Term Government Funds may invest 80% and 100%, respectively, of their total assets in mortgage-related securities and the Bond Fund may invest 80% of its total assets in asset-backed securities that are secured by entities such as the Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks.

General Characteristics. Each mortgage pool underlying Mortgage-Backed Securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multi-family (i.e., five-units or more) properties, agricultural properties, commercial properties and mixed use properties (the “Mortgaged Properties”). The Mortgaged Properties may consist of detached individual dwelling units, multi-family dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if a Fund purchases Mortgage-Backed Securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Fund purchases Mortgage-Backed Securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. To the extent that a Fund invests in Mortgage-Backed Securities, its Adviser may seek to manage these potential risks by investing in a variety of Mortgage-Backed Securities and by using certain hedging techniques.

Prepayments on a pool of mortgage loans are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors (such as changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ equity in the mortgage properties and servicing decisions). The timing and level of prepayments cannot be predicted. A predominant factor affecting the prepayment rate on a pool of mortgage loans is, however, the difference between the interest rates on outstanding mortgage loans and prevailing mortgage loan interest rates (giving consideration to the cost of any refinancing). Generally, prepayments on mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, the amounts of prepayments available for reinvestment by a Fund are likely to be greater during a period of declining mortgage interest rates. If general interest rates decline, such prepayments are likely to be reinvested at lower interest rates than the Fund was earning on the Mortgage-Backed Securities that were prepaid. Due to these factors, Mortgage-Backed Securities may be less effective than U.S. Treasury and other types of debt securities of similar maturity at maintaining yields during periods of declining interest rates. Because the Funds’ investments are interest-rate sensitive, each Fund’s performance will depend in part upon the ability of the Fund to anticipate and respond to fluctuations in market interest rates and to utilize appropriate strategies to maximize returns to the Fund, while attempting to minimize the associated risks to its investment capital. Prepayments may have a disproportionate effect on certain Mortgage-Backed Securities and other multiple class pass-through securities, which are discussed below.

The rate of interest on Mortgage-Backed Securities is normally lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as Ginnie Mae, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the Mortgage-Backed Securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the Mortgage-Backed Securities and this delay reduces the effective yield to the holder of such securities.

The issuers of certain mortgage-backed obligations may elect to have the pool of mortgage loans (or indirect interests in mortgage loans) underlying the securities treated as a real estate mortgage investment conduit (“REMIC”), which is subject to special federal income tax rules. A description of the types of Mortgage-Backed Securities in which the Funds may invest is provided below. The descriptions are general and summary in nature, and do not detail every possible variation of the types of securities that are permissible for the Funds.

Adjustable Rate Mortgage Loans (“ARMs”). The Bond and Short-Term Government Funds may invest in ARMs. ARMs generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination. ARMs allow a Fund to participate in increases in interest rates through periodic increases in the securities coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to a Fund.

Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to build up equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases, but may result in increased credit exposure and prepayment risks for lenders.

When interest due on a mortgage loan is added to the principal balance of such mortgage loan, the related mortgaged property provides proportionately less security for the repayment of the mortgage loan. Therefore, if the related borrower defaults on the mortgage loan, there is a greater likelihood that a loss will be incurred upon any liquidation of the mortgaged property which secures such mortgage loan.

ARMs also have the risk of prepayments. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. The value of Mortgage-Backed Securities that are structured as pass through mortgage securities that are collateralized by ARMs is less likely to rise during periods of declining interest rates than the value of fixed-rate securities. Accordingly, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment resulting in lower yields to a Fund. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed-rate mortgages may encourage mortgagors to refinance their ARMs to “lock-in” a fixed-rate mortgage. On the other hand, during periods of rising interest rates, the value of ARMs will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of a Fund’s investment in ARMs may fluctuate more substantially because these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments.

There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate, the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of a Fund that holds ARMs and, therefore, in the net asset value of its shares, will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

Fixed-Rate Mortgage Loans. Generally, fixed-rate mortgage loans included in a mortgage pool (the “Fixed-Rate Mortgage Loans”) will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain Fixed-Rate Mortgage Loans provide for a large final “balloon” payment upon maturity.

Legal Considerations of Mortgage Loans. The following is a discussion of certain legal and regulatory aspects of the mortgage loans in which the Bond and Short-Term Government Funds may invest. This discussion is not exhaustive, and does not address all of the legal or regulatory aspects affecting mortgage loans. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may adversely affect the Funds’ investments in Mortgage-Backed Securities (including those issued or guaranteed by the U.S. government, its agencies or instrumentalities) by delaying the Funds’ receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

1.	Foreclosure. A foreclosure of a defaulted mortgage loan may be delayed due to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee’s right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the Mortgage-Backed Securities. Furthermore, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.

2.	Rights of Redemption. In some states, after foreclosure of a mortgage loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee’s ability to sell the property.

3.	Legislative Limitations. In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure a default on a mortgage loan, including a payment default. The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgaged property, alter the mortgage loan repayment schedule and grant priority of certain liens over the lien of the mortgage loan. If a court relieves a borrower’s obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.

4.	“Due-on-Sale” Provisions. Fixed-rate mortgage loans may contain a so-called “due-on-sale” clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a “due-on-sale” clause upon a transfer of property. The inability to enforce a “due-on-sale” clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.

5.	Usury Laws. Some states prohibit charging interest on mortgage loans in excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.

6.

Recent Governmental Action, Legislation and Regulation. The rise in the rate of foreclosures of properties in certain states or localities has resulted in legislative, regulatory and enforcement action in such states or localities seeking to prevent or restrict foreclosures. Actions have also been brought against issuers and underwriters of residential Mortgage-Backed Securities collateralized by such residential mortgage loans and investors in such residential Mortgage-Backed Securities. Legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such residential Mortgage-Backed Securities. The nature or extent of limitations on foreclosure or exercise of other remedies that may be enacted cannot be predicted. Any such governmental actions that interfere with the foreclosure process could increase the costs of such foreclosures or exercise of other remedies, delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans and securities backed by such residential mortgage loans owned by any Fund, and could adversely affect the yields and distributions a Fund may receive in respect of its ownership of Mortgage-Backed Securities collateralized by residential mortgage loans. For example, the Helping Families Save Their Homes Act of 2009 authorizes bankruptcy courts to assist bankrupt borrowers by restructuring residential mortgage loans secured by a lien on the borrower’s primary residence. Bankruptcy judges are permitted to reduce the interest rate of the bankrupt borrower’s residential mortgage loan, extend its term to maturity up to 40 years or take other actions to reduce the borrower’s monthly payment. As a result, the value of, and the cash flows in respect of, the Mortgage-Backed Securities collateralized by these residential mortgage loans may be adversely impacted, and , as a consequence, a Fund’s investment in such Mortgage-Backed Securities could be adversely impacted. Other federal legislation, including the Home Affordability Modification Program (“HAMP”), encourages servicers to modify residential mortgage loans that are either already in default or are at risk of imminent default. Furthermore, HAMP provides incentives for servicers to modify residential mortgage loans that are contractually current. This program, as well other legislation and/or governmental intervention designed to protect consumers, may have an adverse impact on servicers of residential mortgage loans by increasing costs and expenses of these servicers while at the same time decreasing servicing cash flows. Such increased financial pressures may have a negative effect on the ability of servicers to pursue collection on residential mortgage loans that are experiencing increased delinquencies and defaults and to maximize recoveries on the sale of underlying residential mortgaged properties following foreclosure. Other legislative or regulatory actions include insulation of servicers from liability for modification of residential mortgage loans without regard to the terms of the applicable servicing agreements. The foregoing legislation and current and future governmental regulation activities may have the effect of reducing returns to a Fund to the extent it has invested in Mortgage-Backed Securities collateralized by these residential mortgage loans.

Government Guaranteed Mortgage-Backed Securities. There are several types of government guaranteed Mortgage-Backed Securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates (“REMIC Certificates”), other collateralized mortgage obligations and stripped Mortgage-Backed Securities. The Bond and Short-Term Government Funds are permitted to invest in other types of Mortgage-Backed Securities that may be available in the future to the extent consistent with their respective investment policies and objectives.

A Fund’s investments in Mortgage-Backed Securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as Ginnie Mae, Fannie Mae or Freddie Mac. Ginnie Mae securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac have the ability to borrow from the U.S. Treasury, and as a result, they are generally viewed by the market as high quality securities with low credit risks. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship Fannie Mae and Freddie Mac that issue guaranteed Mortgage-Backed Securities. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed Mortgage-Backed Securities and the Funds’ liquidity and value.

There is risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. A Fund may purchase U.S. Government Securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. Government Securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Events Related to Freddie Mac and Fannie Mae. The extreme and unprecedented volatility and disruption that impacted the capital and credit markets during late 2008 and 2009 led to increased market concerns about Freddie Mac’s and Fannie Mae’s ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 6, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to: (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors, and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury Department (the “Treasury”) has entered into certain preferred stock purchase agreements

(“SPAs”) with each of Freddie Mac and Fannie Mae which establish the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae. The Treasury has also (i) established a new secured lending credit facility which will be available to Freddie Mac, Fannie Mae, and the Federal Home Loan Banks, which is intended to serve as a liquidity backstop, and which will be available until December 2012; and (ii) initiated a temporary program to purchase residential mortgage-backed securities issued by Freddie Mac and Fannie Mae.

The conditions attached to the financial contribution made by the Treasury to Freddie Mac and Fannie Mae and the issuance of this senior preferred stock place significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the Treasury to: (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions are placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and Mortgage-Backed Securities portfolios, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. On June 16, 2010, FHFA ordered Fannie Mae and Freddie Mac’s stock de-listed from the New York Stock Exchange (“NYSE”) after the price of common stock in Fannie Mae fell below the NYSE minimum average closing price of $1 for more than 30 days.

The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the Treasury, market responses to developments at Freddie Mac and Fannie Mae, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any Mortgage-Backed Securities guaranteed by Freddie Mac and Fannie Mae, including any such Mortgage-Backed Securities held by the Funds.

Guaranteed Mortgage Pass-Through Securities.

Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration (“FHA”), or guaranteed by the Veterans Administration (“VA”), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the U.S. Treasury in an unlimited amount. The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by Ginnie Mae of amounts due on Ginnie Mae certificates.

Fannie Mae Certificates. Fannie Mae is a stockholder-owned corporation chartered under an act of the United States Congress. Generally, Fannie Mae Certificates are issued and guaranteed by Fannie Mae and represent an undivided interest in a pool of mortgage loans (a “Pool”) formed by Fannie Mae. A Pool consists of residential mortgage loans either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The mortgage loans may be either conventional mortgage loans (i.e., not insured or guaranteed by any U.S. government agency) or mortgage loans that are either insured by the FHA or guaranteed by the VA. However, the mortgage loans in Fannie Mae Pools are primarily conventional mortgage loans. The lenders originating and servicing the mortgage loans are subject to certain eligibility requirements established by Fannie Mae.

Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled installments of principal and interest after Fannie Mae’s servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed mortgage loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae. See “Events Related to Freddie Mac and Fannie Mae” on page 28.

Freddie Mac Certificates. Freddie Mac is a publicly held U.S. government sponsored enterprise. A principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participations in mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac.

Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac. See “Events Related to Freddie Mac and Fannie Mae.”

The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of up to forty years. These mortgage loans are usually secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Conventional Mortgage Loans. The conventional mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans normally with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Mortgage Pass-Through Securities. To the extent consistent with their investment policies, the Bond and Short-Term Government Funds may invest in both government guaranteed and privately issued mortgage pass-through securities (“Mortgage Pass-Throughs”), that are fixed or adjustable rate Mortgage-Backed Securities which provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate holders in a mortgage loan, the seller or servicer generally may be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.

The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

Description of Certificates. Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Because certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will generally be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities (“CMBS”) are a type of Mortgage Pass-Through that are primarily backed by a pool of commercial mortgage loans. The commercial mortgage loans are, in turn, generally secured by commercial mortgaged properties (such as office properties, retail properties, hospitality properties, industrial properties, healthcare related properties or other types of income producing real property). CMBS generally entitle the holders thereof to receive payments that depend primarily on the cash flow from a specified pool of commercial or multifamily mortgage loans. CMBS will be affected by payments, defaults, delinquencies and losses on the underlying mortgage loans. The underlying mortgage loans generally are secured by income producing properties such as office properties, retail properties, multifamily properties, manufactured housing, hospitality properties, industrial properties and self storage properties. Because issuers of CMBS have no significant assets other than the underlying commercial real estate loans and because of the significant credit risks inherent in the underlying collateral, credit risk is a correspondingly important consideration with respect to the related CMBS Securities. Certain of the mortgage loans underlying CMBS Securities constituting part of the collateral interests may be delinquent, in default or in foreclosure.

Commercial real estate lending may expose a lender (and the related Mortgage-Backed Security) to a greater risk of loss than certain other forms of lending because it typically involves making larger loans to single borrowers or groups of related borrowers. In addition, in the case of certain commercial mortgage loans, repayment of loans secured by commercial and multifamily properties depends upon the ability of the related real estate project to generate income sufficient to pay debt service, operating expenses and leasing commissions and to make necessary repairs, tenant improvements and capital improvements, and in the case of loans that do not fully amortize over their terms, to retain sufficient value to permit the borrower to pay off the loan at maturity through a sale or refinancing of the mortgaged property. The net operating income from and value of any commercial property is subject to various risks, including changes in general or local economic conditions and/or specific industry segments; declines in real estate values; declines in rental or occupancy rates; increases in interest rates, real estates tax rates and other operating expenses; changes in governmental rules, regulations and fiscal policies; acts of God; terrorist threats and attacks and social unrest and civil disturbances. In addition, certain of the mortgaged properties securing the pools of commercial mortgage loans underlying CMBS may have a higher degree of geographic concentration in a few states or regions. Any deterioration in the real estate market or economy or adverse events in such states or regions, may increase the rate of delinquency and default experience (and as a consequence, losses) with respect to mortgage loans related to properties in such state or region. Pools of mortgaged properties securing the commercial mortgage loans underlying CMBS may also have a higher degree of concentration in certain types of commercial properties. Accordingly, such pools of mortgage loans represent higher exposure to risks particular to those types of commercial properties. Certain pools of commercial mortgage loans underlying CMBS consist of a fewer number of mortgage loans with outstanding balances that are larger than average. If a mortgage pool includes mortgage loans with larger than average balances, any realized losses on such mortgage loans could be more severe, relative to the size of the pool, than would be the case if the aggregate balance of the pool were distributed among a larger number of mortgage loans. Certain borrowers or affiliates thereof relating to certain of the commercial mortgage loans underlying CMBS may have had a history of bankruptcy. Certain mortgaged properties securing the commercial mortgage loans underlying CMBS may have been exposed to environmental conditions or circumstances. The ratings in respect of certain of the CMBS comprising the Mortgage-Backed Securities may have been withdrawn, reduced or placed on credit watch since issuance. In addition, losses and/or appraisal reductions may be allocated to certain of such CMBS and certain of the collateral or the assets underlying such collateral may be delinquent and/or may default from time to time.

CMBS held by a Fund may be subordinated to one or more other classes of securities of the same series for purposes of, among other things, establishing payment priorities and offsetting losses and other shortfalls with respect to the related underlying mortgage loans. Realized losses in respect of the mortgage loans included in the CMBS pool and trust expenses generally will be allocated to the most subordinated class of securities of the related series. Accordingly, to the extent any CMBS is or becomes the most subordinated class of securities of the related series, any delinquency or default on any underlying mortgage loan may result in shortfalls, realized loss allocations or extensions of its weighted average life and will have a more immediate and disproportionate effect on the related CMBS than on a related more senior class of CMBS of the same series. Further, even if a class is not the most subordinate class of securities, there can be no assurance that the subordination offered to such class will be sufficient on any date to offset all losses or expenses incurred by the underlying trust. CMBS are typically not guaranteed or insured, and distributions on such CMBS generally will depend solely upon the amount and timing of payments and other collections on the related underlying commercial mortgage loans.

Multiple Class Mortgage-Backed Securities and Collateralized Mortgage Obligations. The Bond and Short-Term Government Funds may invest in multiple class securities including collateralized mortgage obligations (“CMOs”) and REMIC Certificates. These securities may be issued by U.S. government agencies, instrumentalities or sponsored enterprises such as Fannie Mae or Freddie Mac or, to the extent consistent with a Fund’s investment policies, by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class Mortgage-Backed Securities represent direct ownership interests in, a pool of mortgage loans or Mortgage-Backed Securities the payments on which are used to make payments on the CMOs or multiple class Mortgage-Backed Securities.

Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction but the receipt of the required payments may be delayed. Freddie Mac also guarantees timely payment of principal of certain PCs.

CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class Mortgage-Backed Securities. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed Mortgage-Backed Securities (the “Mortgage Assets”). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively. See “Events Related to Freddie Mac and Fannie Mae” on page 28.

CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs and REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

Stripped Mortgage-Backed Securities. The Bond and Short-Term Government Funds may invest in stripped mortgage-backed securities (“SMBS”), which are derivative multiclass mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities or, to the extent consistent with a Fund’s investment policies, non-governmental originators. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only or “PO”), from a pool of mortgage loans. Certain SMBS may not be readily marketable and will be considered illiquid for purposes of each Fund’s limitation on investments in illiquid securities. The Adviser may determine that SMBS which are U.S. Government Securities are liquid for purposes of each Fund’s limitation on investments in illiquid securities. The market value of POs generally is unusually volatile in response to changes in interest rates. The yields on IOs and IOettes are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. A Fund’s investment in SMBS may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

Privately Issued Mortgage-Backed Securities. The Bond and Short-Term Government Funds may invest in privately issued Mortgage-Backed Securities. Privately issued Mortgage-Backed Securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.

Ratings. The ratings assigned by a rating organization to Mortgage Pass-Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization’s ratings normally take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization’s ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate may not address the possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected. A rating organization may downgrade or withdraw a rating assigned by it to any Mortgage Pass-Through at any time, and no assurance can be made that any ratings on any Mortgage Pass-Throughs included in a Fund will be maintained, or that if such ratings are assigned, they will not be downgraded or withdrawn by the assigning rating organization.

Beginning in 2008 rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of Mortgage-Backed Securities (which may include certain of the Mortgage-Backed Securities in which certain of the Funds may have invested or may in the future be invested) and may continue to do so in the future. In the event that any Mortgage-Backed Security held by a Fund is placed on credit watch or downgraded, the value of such Mortgage-Backed Security may decline and the Fund invested in such security may consequently experience losses in respect of such Mortgage-Backed Security.

Credit Enhancement. Mortgage pools credited by non-governmental issuers generally offer a higher yield than government and government-related pools because of the absence of direct or indirect government or agency payment guarantees. To lessen the effect of failures by obligors on underlying assets to make payments. Mortgage Pass-Throughs may contain elements of credit support. Credit support falls generally into two categories: (i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Subordination; Shifting of Interest; Reserve Fund. In order to achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period (“shifting interest credit enhancement”). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans may have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the “Reserve Fund”). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due to them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event that the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans (“Realized Losses”). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.

Alternative Credit Enhancement. As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

Voluntary Advances. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer may agree to make advances of cash for the benefit of certificate-holders, but generally will do so only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

Optional Termination. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time as the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

Events Relating to the Mortgage-Backed Securities Market and the Overall Economy. The disruption in the residential Mortgage-Backed Securities market (and in particular, the “subprime” residential mortgage market that occurred in 2008-2009), the broader Mortgage-Backed Securities market and the asset-backed securities market have resulted, and continue to result, in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. These conditions have prompted a number of financial institutions to seek additional capital, to merge with other institutions and, in some cases, to fail or seek bankruptcy protection. Since 2008, the market for Mortgage-Backed Securities (as well as other asset-backed securities) has been particularly adversely impacted by, among other factors, the failure and subsequent sale of Bear, Stearns & Co. Inc. to J.P. Morgan Chase, the merger of Bank of America Corporation and Merrill Lynch & Co., the insolvency of Washington Mutual Inc., the failure and subsequent bankruptcy of Lehman Brothers Holdings, Inc., the extension of approximately $152 billion in emergency credit by the U.S. Department of the Treasury to American International Group Inc., and, as described above, the conservatorship and the control by the U.S. government of Freddie Mac and Fannie Mae. Furthermore, the global markets have seen an increase in volatility due to uncertainty surrounding the level and sustainability of sovereign debt of certain countries that are part of the European Union, including Greece, Spain, Portugal, Ireland and Italy, as well as the sustainability of the European Union itself. Recent concerns over the level and sustainability of the sovereign debt of the United States have aggravated this volatility. No assurance can be made that this uncertainty will not lead to further disruption of the credit markets in the United States or around the globe. These events, coupled with the general global economic downturn, have resulted in a substantial level of uncertainty in the financial markets, particularly with respect to mortgage-related investments.

The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the Mortgage-Backed Securities held by certain of the Funds. Additionally, a lack of credit availability, higher mortgage rates and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions may also adversely affect the amount of proceeds the holder of a mortgage loan or Mortgage-Backed Securities (including the Mortgage-Backed Securities in which certain of the Funds may invest) would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such Mortgage-Backed Securities are performing as anticipated, the value of such securities in the secondary market may nevertheless fall or continue to fall as a result of deterioration in general market conditions for such Mortgage-Backed Securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on Mortgage-Backed Securities, thereby resulting in a decrease in value of such Mortgage-Backed Securities, including the Mortgage-Backed Securities owned by the Funds.

The U.S. Government, the Federal Reserve, the Treasury, the Securities and Exchange Commission, the Federal Deposit Insurance Corporation and other governmental and regulatory bodies have recently taken or are considering taking actions to address the financial crisis. These actions include, but are not limited to, the enactment by the United States Congress of the “Dodd-Frank Wall Street Reform and Consumer Protection Act”, which was signed into law on July 21, 2010 and imposes a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general, and proposed regulations by the Securities and Exchange Commission, which, if enacted, would significantly alter the manner in which asset-backed securities, including Mortgage-Backed Securities, are issued. There can be no assurance that these measure will not have an adverse effect on the value or marketability of any asset-backed or Mortgage-Backed Securities held by a Fund.

Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory body (or other authority or regulatory body) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Among its other provisions, the Dodd-Frank Act creates a liquidation framework under which the Federal Deposit Insurance Corporation (the “FDIC”), may be appointed as receiver following a “systemic risk determination” by the Secretary of Treasury (in consultation with the President) for the resolution of certain nonbank financial companies and other entities, defined as “covered financial companies,” and commonly referred to as “systemically important entities,” in the event such a company is in default or in danger of default and the resolution of such a company under other applicable law would have serious adverse effects on financial stability in the United States, and also for the resolution of certain of their subsidiaries. No assurances can be given that this new liquidation framework would not apply to the originators of asset-backed securities, including Mortgage-Backed Securities, or their respective subsidiaries, including the issuers and depositors of such securities, although the expectation embedded in the Dodd-Frank Act is that the framework will be invoked only very rarely. Recent guidance from the FDIC indicates that this new framework will largely be exercised in a manner consistent with the existing bankruptcy laws, which is the insolvency regime that would otherwise apply to the sponsors, depositors and issuing entities with respect to asset-backed securities, including Mortgage-Backed Securities. The application of the liquidation framework to these kinds of entities could result in decreases or delays in amounts paid on, and hence the market value of, the Mortgage-Backed or asset-backed securities that are owned by a Fund.

Recently, delinquencies, defaults and losses on residential mortgage loans have increased substantially and may continue to increase, which may affect the performance of the Mortgage-Backed Securities in which certain Funds may invest. Mortgage loans backing non-agency Mortgage-Backed Securities are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities. In addition, in recent months housing prices and appraisal values in many states and localities have declined or stopped appreciating. A continued decline or an extended flattening of those values may result in additional increases in delinquencies and losses on Mortgage-Backed Securities generally (including the Mortgaged-Backed Securities that the Funds may invest in as described above).

The foregoing adverse changes in market conditions and regulatory climate may reduce the cash flow which a Fund, to the extent it invests in Mortgage-Backed Securities or other asset-backed securities, receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In addition, interest rate spreads for Mortgage-Backed Securities have widened and are more volatile when compared to the recent past due to these adverse changes in market conditions. In the event that interest rate spreads for Mortgage-Backed Securities and other asset-backed securities widen following purchase by a Fund, the market value of these securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, these adverse changes in market conditions have resulted in reduced liquidity in the market for Mortgage-Backed Securities and other asset-backed securities generally (including the Mortgaged-Backed Securities and other asset-backed securities in which certain Funds may invest) and increasing unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the market for Mortgage-Backed and other asset-backed securities. As a result, the liquidity and/or the market value of any Mortgage-Backed or asset-backed securities that are owned by a Fund may experience further declines after they are purchased by the Fund.

Asset-Backed Securities. The Bond Fund may purchase asset-backed securities issued by either governmental or non-governmental entities which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Payment on asset-backed securities of a private issuer is typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans. The Fund may also invest in other types of asset-backed securities that may be available in the future.

Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected payments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the average weighted maturity of the Fund, the maturity of asset-backed securities will be based on estimates of average life.

Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates. Furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of a shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

Asset-backed securities may involve certain risks that are not presented by Mortgage-Backed Securities arising primarily from the nature of the underlying assets (e.g., credit card and automobile loan receivables as opposed to real estate mortgages). Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse against the entity that originated the loans or receivables. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, default may require repossession of the personal property of the debtor which may be difficult or impossible in some cases. Most issuers of automobile receivables permit the servicers to return possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the number of vehicles involved in a typical issuance and technical requirements under state law, the trustee for the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries of repossessed collateral may not, in some cases, be able to support payments on these securities.

Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in the Fund experiencing difficulty in valuing or liquidating such securities for the Fund. See the discussion on pages 38 through 40 for additional risks posed by asset-backed securities. In certain circumstances, asset-backed securities may be considered illiquid securities subject to the percentage limitations described above under “Illiquid Securities.”

Municipal Obligations

The Bond and Tax-Free Funds may invest in Municipal Obligations. The Bond Fund may invest up to 20% of its total assets in such securities. The Tax-Free Funds may invest in Municipal Obligations without limit, subject to their investment limitations. Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. The interest on Municipal Obligations is generally exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from the income taxes of any state or local government).

The two principal classifications of Municipal Obligations are “general obligation” and “revenue” issues; the Funds described above may also purchase “moral obligation” issues, which are normally issued by special purpose authorities. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds (e.g., bonds issued by industrial development authorities) that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term “Municipal Obligations” if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. The credit quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer. There are, of course, variations in the quality of Municipal Obligations both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

The Bond Fund may, when deemed appropriate by the Adviser in light of the Fund’s investment objective and strategies, invest in obligations issued by state and local governmental issuers. Dividends that are derived from the interest on Municipal Obligations generally would not be taxable to the Fund’s shareowners for federal income tax purposes.

Although the National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds will invest most of their assets, under normal circumstances, in intermediate-term Municipal Obligations, the Funds may also purchase short-term project notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

New Legislation. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. For example, under the federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor’s alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. The Trust cannot predict what legislation, if any, may be proposed or enacted in the future regarding the federal tax status of interest on such obligations or, with respect to the Missouri Tax-Free Intermediate Bond Fund, what legislation may be proposed in the Missouri Legislature relating to the status of the Missouri income tax on interest on Missouri Municipal Obligations or, with respect to the Kansas Tax-Free Intermediate Bond Fund, what legislation may be proposed in the Kansas Legislature relating to the status of the Kansas income tax on interest on Kansas Municipal Obligations. Such proposals, whether pending or enacted, might materially and adversely affect the availability of Missouri or Kansas Municipal Obligations for investment by a particular Fund and the liquidity and value of its respective portfolio. In such an event, the Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

Litigation and Current Developments. Most states do not grant tax-free treatment to interest on state and Municipal Obligations of other states. The right of a state to exempt from taxation interest on its own state and local obligations while taxing the interest on out-of-state Municipal Securities was affirmed by the U.S. Supreme Court in Kentucky v. Davis, decided May 19, 2008. A state court in Kentucky had previously ruled that the Kentucky state income tax law, which exempts only interest on bonds from in-state government entities, violates the Commerce Clause of the U.S. Constitution, by discriminating against other states’ municipal bonds. The U.S. Supreme Court reversed the lower court’s decision and held that the Kentucky state income tax law did not violate the Commerce Clause of the U.S. Constitution. In so holding, however, the Supreme Court declined to address whether the in-state exemption for private activity bonds violates the Commerce Clause, leaving for future courts to consider any claim that differential treatment of interest on private-activity bonds should be evaluated differently from the treatment of municipal bond interest generally.

Litigation or other conditions may materially and adversely affect the power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Obligations. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt obligations, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund’s Municipal Obligations in the same manner.

Municipal Leases and Certificates of Participation. Municipal leases and certificates of participation are forms of Municipal Obligations. A municipal lease is an obligation in the form of a lease or installment purchase, which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover a Fund’s original investment. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored by the Adviser on an ongoing basis.

Certificates of Participation represent undivided proportional interests in municipal leases. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by applicable municipal charter provisions or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may or may not provide that the certificate trustee can accelerate lease obligations upon default. If the trustee could not accelerate lease obligations upon default, the trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. Certificates of participation are generally subject to redemption by the issuing municipal entity under specified circumstances. If a specified event occurs, a certificate is callable at par either at any interest payment date or, in some cases, at any time. As a result, certificates of participation are not as liquid or marketable as other types of Municipal Obligations. Moreover, if a certificate of participation is called a Fund may have to invest the proceeds in lower yielding securities.

Tax Exempt Commercial Paper. Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Municipal Notes. Municipal Obligations in the form of municipal notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, and use and business taxes and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Obligations. Pre-refunded Municipal Obligations are instruments in which the principal of and interest on such instruments are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government Securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded Municipal Obligations. Issuers of Municipal Obligations use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded Municipal Obligations. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded Municipal Obligations remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded Municipal Obligations are usually purchased at a price that represents a premium over their face value.

Private Activity Bonds. Industrial development bonds (referred to under current tax law as private activity bonds) are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues. A Tax-Free Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax whereas a taxable Fund’s distributions of any tax-exempt interest it receives from any source will be taxable for regular federal income tax purposes.

Tender Option Bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. Tender Option Bonds are typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of a Fund’s credit quality requirements, to be inadequate and the bond would not otherwise be readily marketable. The Tax-Free Funds intend to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Adviser, be exempt from regular federal income tax. However, because there can be no assurance that the Internal Revenue Service (the “IRS”) will agree with such counsel’s opinion in any particular case, there is a risk that a Tax-Free Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. The federal income tax treatment of certain aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various regulated investment company tax provisions is unclear. The Tax-Free Funds intend to manage their portfolios in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

Auction Rate Securities. The Bond and Tax-Free Funds may invest in auction rate securities. Auction rate securities include auction rate Municipal Obligations and auction rate preferred securities issued by closed-end investment companies that invest primarily in Municipal Obligations (collectively, “auction rate securities”). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities. A Fund will take the time remaining until the next scheduled auction date into account for the purpose of determining the securities’ duration.

Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to exempt income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain tests under the Internal Revenue Code of 1986, as amended (the “Code”).

A Fund’s investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the Act and certain state securities regulations. The Funds will indirectly bear their proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Funds.

Since February 2008, numerous auctions have failed due to insufficient demand for securities and have continued to fail for an extended period of time. Failed auctions may adversely impact the liquidity of auction rate securities investments. Although some issuers of auction rate securities are redeeming or are considering redeeming such securities, such issuers are not obligated to do so and, therefore, there is no guarantee that a liquid market will exist for a Fund’s investments in auction rate securities at a time when the Fund wishes to dispose of such securities.

Insurance. The Bond and Tax-Free Funds may invest in “insured” tax exempt Municipal Securities. Insured Municipal Securities are securities for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. Insurance policies will usually be obtained by the issuer of a Municipal Obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. The insurance entitles a Fund to receive only par or face value of the securities held by the Fund. The insurance does not guarantee the market value of the Municipal Obligation or the value of the shares of the Fund and will not protect against market fluctuations caused by changes in interest rates and other factors. The Tax-Free Funds may, from time to time, invest more than 50% of their assets in Municipal Obligations covered by insurance policies.

The Bond, Short-Term Government, and Tax-Free Funds may utilize new issue or secondary market insurance. A new issue insurance policy is purchased by a bond issuer who wishes to increase the credit rating of a security. By paying a premium and meeting the insurer’s underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody’s or AAA from Standard & Poor’s) for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies generally are non cancelable and continue in force as long as the bonds are outstanding.

A secondary market insurance policy is purchased by an investor (such as a Fund) subsequent to a bond’s original issuance and generally insures a particular bond for the remainder of its term. The Funds may purchase bonds which have already been insured under a secondary market insurance policy by a prior investor, or the Funds may directly purchase such a policy from insurers for bonds which are currently uninsured.

An insured Municipal Security acquired by a Fund will typically be covered by only one of the above types of policies. All of the insurance policies used by a Fund will be obtained only from insurance companies rated, at the time of purchase, A by Moody’s or Standard & Poor’s, or if unrated, determined by the Adviser to be of comparable quality.

A single enhancement provider may provide credit enhancement to more than one of a Fund’s investments. Having multiple securities’ credit enhanced by the same provider may increase the adverse effects on a Fund that are likely to result from a downgrade of, or default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect that Fund, as it may invest in securities credit enhanced by banks or by bond insurers without limit. Bond insurers that provide credit enhancement for large segments of the fixed-income markets, particularly the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar period of economic stress. Municipal bonds may be covered by insurance that guarantees timely interest payments and repayment of principal on maturity. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insurance does not protect a Fund or its shareholders from losses caused by declines in a bond’s market value.

Call Risk and Reinvestment Risk. Municipal Securities may include “call” provisions which permit the issuers of such securities, at any time or after a specified period, to redeem the securities prior to their stated maturity. In the event that Municipal Securities held in a Fund’s portfolio are called prior to the maturity, the Fund will be required to reinvest the proceeds on such securities at an earlier date and may be able to do so only at lower yields, thereby reducing the Fund’s return on its portfolio securities.

Tobacco Settlement Revenue Bonds. The Tax-Free Funds may each invest a portion of their assets in tobacco settlement revenue bonds. Tobacco settlement revenue bonds are municipal obligations that are backed entirely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement revenue bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between 46 states and nearly all of the U.S. tobacco manufacturers. The MSA provides for annual payments in perpetuity by the manufacturers to the states in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the

MSA. A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures or through distinct governmental entities created for such purpose. The principal and interest payments on the bonds are backed by the future revenue flow related to the MSA. Annual payments on the bonds, and thus risk to a Fund, are highly dependent on the receipt of future settlement payments to the state or its governmental entity.

The actual amount of future settlement payments, is further dependent on many factors, including, but not limited to, annual domestic cigarette shipments, reduced cigarette consumption, increased taxes on cigarettes, inflation, financial capability of tobacco companies, continuing litigation and the possibility of tobacco manufacturer bankruptcy. The initial and annual payments made by the tobacco companies will be adjusted based on a number of factors, the most important of which is domestic cigarette consumption. If the volume of cigarettes shipped in the U.S. by manufacturers participating in the settlement decreases significantly, payments due from them will also decrease. Demand for cigarettes in the U.S. could continue to decline due to price increases needed to recoup the cost of payments by tobacco companies. Demand could also be affected by: anti-smoking campaigns, tax increases, reduced advertising, enforcement of laws prohibiting sales to minors; elimination of certain sales venues such as vending machines; and the spread of local ordinances restricting smoking in public places. As a result, payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers would cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

Options Trading

Each of the Funds may purchase put and call options and may write covered call and covered put options on any securities in which it may invest or options on any securities index consisting of securities in which it may invest, which will be listed on a national securities exchange and issued by the Options Clearing Corporation. In addition, a Fund may enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased on any securities in which it may invest or options on any securities index consisting of securities in which it may invest. The aggregate value of securities subject to options written by the Tax-Free Funds will not exceed 5% of the respective Fund’s net assets. The Funds (except the Tax-Free Funds) may also, to the extent it invests in foreign securities, purchase put and call options on foreign securities. The aggregate value of securities subject to options written by the Short-Term Government, Bond, Growth, Value and MidCap Growth Funds will not exceed 25% of the respective Fund’s net assets. Notwithstanding the foregoing, a Fund may not purchase or sell futures contracts or options on futures contracts to increase total return unless immediately after any such transaction, the aggregate amount of premiums paid for put options and the amount of margin deposits on existing futures positions do not exceed 5% of the total assets of a Fund.

Writing Covered Options. A call option written by a Fund obligates such Fund to sell specified securities to the holder of the option at a specified price if the option is exercised before the expiration date. Depending upon the type of call option, the purchaser of a call option either (i) has the right to any appreciation in the value of the security over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”) or (ii) has the right to any appreciation in the value of the security over the exercise price at any time prior to the expiration of the option. If the purchaser does not exercise the option, a Fund pays the purchaser the difference between the price of the security and the exercise price of the option. The premium, the exercise price and the market value of the security determine the gain or loss realized by a Fund as the seller of the call option. A Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of entering into closing purchase transactions will determine the gain or loss realized by the Fund. All call options written by a Fund are covered, which means that such Fund will own the securities subject to the option so long as the option is outstanding or such Fund will use the other methods described below. The Fund’s purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by a Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised before the expiration date. All put options written by a Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option (less any margin on deposit) or will use the other methods described below. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, each Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

In the case of a call option, the option is “covered” if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other instruments held by it. A call option is also covered if a Fund holds a call on the same instrument as the option written where the exercise price of the option held is (i) equal to or less than the exercise price of the option written, or (ii) greater than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference. A put option is also covered if a Fund holds a put on the same security as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference. A Fund may also cover call options on securities by segregating cash or liquid assets, as permitted by applicable law, with a value when added to any margin on deposit, that is equal to the market value of the securities in the case of a call option.

A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”

Each Fund may also write (sell) covered call and put options on any securities index consisting of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. The Funds may also cover call and put options on a securities index by segregating cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit, that is equal to the market value of the underlying securities in the case of a call option or the exercise price in the case of a put option or by owning offsetting options as described above.

The writing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Adviser to predict future price fluctuations and the degree of correlation between the options and securities markets. If the Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund’s investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase a Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

Purchasing Options. Each Fund may purchase put and call options on any securities in which it may invest or options on any securities index consisting of securities in which it may invest. A Fund may also, to the extent that it invests in foreign securities, purchase put and call options on foreign currencies. In addition, a Fund may enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

A Fund may purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

A Fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Writing and Purchasing Currency Call and Put Options. Each Fund, except the Tax-Free Funds, may write covered put and call options and purchase put and call options on foreign currencies in an attempt to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. These Funds may also use options on currency to cross hedge, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that a Fund has written is exercised, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

A call option written by a Fund obligates the Fund to sell specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option written by a Fund obligates the Fund to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency’s market value or be required to purchase currency subject to a put at a price that exceeds the currency’s market value.

A Fund may terminate its obligations under a written call or put option by purchasing an option identical to the one written. Such purchases are referred to as “closing purchase transactions.” A Fund may enter into closing sale transactions in order to realize gains or minimize losses on purchased options.

The Funds (other than the Tax-Free Funds) may purchase call options in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by the Fund are denominated or quoted. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The Funds (other than the Tax-Free Funds) may purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are denominated or quoted (“protective puts”). The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the U.S. dollar value of a Fund’s portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying currency.

In addition to using options for the hedging purposes described above, the Funds (other than the Tax-Free Funds) may use options on currency to seek to increase total return. The Funds may write (sell) covered put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, the Funds may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, the Funds accept, in return for the option premium, the risk that they may be required to purchase the underlying currency at a price in excess of the currency’s market value at the time of purchase.

The Funds (other than the Tax-Free Funds) may purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. The Funds would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise the Funds would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by the Funds for the purpose of benefiting from a decline in the value of currencies which they do not own. The Funds would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, the Funds would realize either no gain or a loss on the purchase of the put option.

Yield Curve Options. Each Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

A Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, a Fund may purchase a call option on the yield spread between two securities if the Fund owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Yield curve options written by a Fund will be “covered.” A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, a Fund’s liability for such a covered option is generally limited to the difference between the amount of the Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and established trading markets for these options may not exist.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include, but are not limited to, the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

There can be no assurance that higher trading activity, order flow or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of order or trading halts or suspensions with respect to one or more options. These special procedures may limit liquidity.

A Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers and other types of institutions that make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that the broker-dealers or financial institutions participating in such transactions will not fulfill their obligations.

Transactions by a Fund in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Funds’ Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Preferred Securities

The Growth, Value and MidCap Growth Funds and, to the extent consistent with their investment objective and strategies, each of the other Funds may invest in preferred securities. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

Portfolio Turnover

The annualized portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average market value of the portfolio securities. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Fund turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Fund turnover will not be a limiting factor in making portfolio decisions, and each Fund may engage in short-term trading to achieve its investment objective. It is expected that the Value Fund may buy and sell investments relatively often. Higher portfolio turnover rates could hinder performance due to higher expenses and increased taxes realized by a Fund. The Value Fund’s portfolio turnover rate was 47% for the fiscal year ended October 31, 2010 and 116% for the fiscal year ended October 31, 2011. The main reason for this change in portfolio turnover was a change in the Value Fund’s investment strategy to place more emphasis on dividend paying stocks.

Ratings of Securities

Investment-grade obligations are those rated at the time of purchase AAA, AA, A or BBB by S&P, Aaa, Aa, A or Baa by Moody’s or which are similarly rated by another NRSRO (including Fitch Ratings (“Fitch”)) or are unrated but deemed by the Adviser to be comparable in quality to instruments that are so rated. Up to 25% of the Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds’ net assets may be invested in unrated obligations deemed by the Adviser to be comparable in quality to investment-grade instruments. The National Tax-Free Intermediate Bond Fund may invest up to 10% of its total assets in such unrated securities. Obligations rated BBB by S&P, Baa by Moody’s or the equivalent rating of another NRSRO are considered to have speculative characteristics and are subject to greater credit and market risk than securities rated in the top three investment-grade categories.

The Bond Fund may invest up to 10% of its total assets in high yield securities. Subsequent to their purchase by the Tax-Free Funds, portfolio securities may be downgraded below investment grade or may be deemed by the Adviser to be no longer comparable to investment-grade securities. Up to 5% of the Tax-Free Funds’ total assets may represent securities downgraded below investment grade. The Adviser will consider such an event in determining whether the Fund should continue to hold the security.

The ratings of Moody’s, S&P and Fitch, as NRSROs, represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Adviser will consider such an event in conjunction with the particular Fund’s investment policy when determining whether the Fund should continue to hold the obligation.

The payment of principal and interest on most securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its debt securities may be materially adversely affected by litigation or other conditions.

Attached to this Statement of Additional Information is Appendix A, which contains descriptions of the ratings used by NRSROs for securities in which the Funds may invest.

Real Estate Investment Trusts

The Value Fund may invest in shares of real estate investment trusts (“REITs”), consistent with its investment objectives and strategies. The Bond Fund may invest in debt securities issued by REITs. REITs are pooled investment vehicles that invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareowners provided they comply with certain requirements under the Internal Revenue Code (the “Code”). The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions under the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Repurchase Agreements

Each Fund may enter into repurchase agreements under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with a Fund’s Custodian collateral equal to at least 100% of the repurchase price including accrued interest as monitored daily by the Adviser. If the seller under the repurchase agreement defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by a Fund may be delayed or limited.

The repurchase price under the repurchase agreements described in the Funds’ Annual Report generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Funds’ Custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans under the 1940 Act.

Reverse Repurchase Agreements

Each Fund may borrow money for temporary purposes by entering into transactions called reverse repurchase agreements. Under these agreements, a Fund sells portfolio securities to a financial institution (such as a bank or broker-dealer) and agrees to buy them back later at an agreed upon time and price. When a Fund enters into a reverse repurchase agreement, it places in a separate custodial account cash or liquid assets that have a value equal to or greater than the repurchase price. The account is then continuously monitored by the Adviser to make sure that an appropriate value is maintained. Reverse repurchase agreements involve the risk that the value of portfolio securities a Fund relinquishes may decline below the price the Fund must pay on the repurchase date. A Fund will only enter into reverse repurchase agreements to avoid the need to sell its securities to meet redemption requests during unfavorable market conditions. As reverse repurchase agreements are deemed to be borrowings by the SEC, each Fund is required to maintain continuous asset coverage of 300%. Should the value of a Fund’s assets decline below 300% of borrowings, a Fund may be required to sell portfolio securities within three days to reduce the Fund’s debt and restore 300% asset coverage.

Rights Offerings and Warrants

The Value, Growth and MidCap Growth Funds may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the expiration of the rights and warrants. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. A Fund will not invest more than 10% of its net assets, taken at market value, in warrants. Warrants acquired by a Fund in units or attached to other securities are not subject to this restriction.

Special Considerations Regarding Investment in Missouri Obligations

The following discussion highlights some of the more important economic and financial trends and considerations affecting Missouri Obligations and is based on information from official statements, prospectuses and other publicly available documents relating to, among other things, securities offerings of the State of Missouri, its agencies and instrumentalities, certified Annual Financial Reports, national, state and industry trade publications, Internet postings, newspaper articles, other public documents relating to securities offerings of Missouri issuers, and other historically reliable sources, as available on the date of this Statement of Additional Information. The Commerce Funds have not independently verified any of the information contained in these statements or other documents. The Commerce Funds make no representations or warranties regarding the completeness or accuracy of such information.

Missouri ranks as the 21st largest state in terms of size. According to the Population Division of the U.S. Census Bureau, the estimated population of Missouri was 5,988,927 on July l, 2010, which represented an increase of approximately 7.03% from its July 1, 2000, estimate. According to the July 1, 2009 estimate of the U.S. Census Bureau, the St. Louis, Missouri Metropolitan Statistical Area (“MSA”), which includes residents in nearby Illinois, is Missouri’s largest metropolitan area, ranking as the 18th largest MSA nationally with approximately 2,812,896 inhabitants. The Kansas City, Missouri MSA, which includes residents in nearby Kansas, is Missouri’s second larges metropolitan area with approximately 2,035,334 inhabitants, ranking as the 29th largest MSA nationwide. Other Missouri MSAs are centered in the cities of Joplin, Columbia, Jefferson City, St. Joseph and Cape Girardeau.

Missouri’s economy is highly diversified. The major sectors of Missouri’s economy include manufacturing, government, agriculture, services and trade, transportation and utilities. Service industries provide more income and jobs than any other segment. Wholesale and retail trade, manufacturing, and agriculture also play significant roles in Missouri’s economy. The development of resorts in the Ozarks, including Branson and several lakes, has boosted tourism and travel income.

Missouri is a leading producer of transportation equipment (including automobile manufacturing and auto parts), beer and beverages, and defense and aerospace technology. Food processing is Missouri’s fastest-growing industry. Aerospace and transportation equipment are the main manufactures, but food products, chemicals, printing and publishing, machinery, fabricated metals, and electrical equipment are also important. St. Louis is an important center for the manufacture of metals and chemicals. In Kansas City, long a leading market for livestock and wheat, the manufacture of vending machines and of cars and trucks are the leading industries. Historically, Kansas City has been the third largest beef capital in the United States (behind Chicago and Cincinnati) and home to the second largest rail network. The Kansas City metropolitan area houses many factories, manufacturing plants, an official international trade zone, and more foreign trade zone space than anywhere else in the Nation.

Missouri remains important agriculturally. With over 100,000 farms, Missouri ranks second only to Texas. The most valuable farm products are soybeans, corn, grain, sorghum, wheat, hay, rice and dairy items. Missouri also ranks high among the states in cattle and calves, hogs, and turkeys and broilers. A vibrant wine industry also contributes to the economy. Coal in the west and north central sections, lead in the southeast, and zinc in the southwest are among the resources exploited by Missouri’s mining concerns. Lead (Missouri has been the top United States producer), cement, and stone are the chief minerals produced. Missouri mines produce 90% of the nation’s principal (non-recycled) lead supply. Other natural resources include iron ore, barite, limestone, and timber.

Farming has traditionally played a dominant role in Missouri’s economy and yielded a large portion of its revenues. The concentration in agriculture, forestry, fishing and hunting was .0475% in 2009, which was below the 2009 national average of .88%. However, if one includes processing crops, dairy, wood, paper, textiles, leather, breweries and distilleries and other agricultural sectors such as chemicals, equipment, storage and services along with Missouri’s crop and livestock production, the 2009 number employed is raised to 298,320 or 11.44% of the workforce. In 2010, the concentration in agriculture, forestry, fishing and hunting was .04%, which was below the 2010 national average of .87%. Data from 2010 is not available to confirm the effect of including other agricultural sectors to these numbers.

Defense-related businesses also play an important role in Missouri’s economy. In addition to the large number of civilians employed at the various military installations and training bases within Missouri, aircraft production and defense-related businesses receive sizeable annual defense contract awards. One analysis published in 2009 reported that the Department of Defense awarded 87,068 contracts totaling more than $9.3 billion to Missouri vendors which could support up to 147,000 jobs. Nationally the federal Department of Defense spends over $425 billion and the only Missouri-headquartered entity in the top 200 providers is Midwest Research Institute. Thus, Missouri is capturing 3% of defense spending while only having 1.7% of the Nation’s population.

National economic concerns could affect Missouri revenue collections for the rest of the current fiscal year, which ends June 30, 2012. To the extent that the economy continues to suffer from the recession, the manufacturing and service sectors, in particular, could be adversely affected.

In 2007 a new Missouri minimum wage law became effective, requiring Missouri’s minimum wage to adjust annually, based on changes in the Consumer Price Index. The Missouri minimum wage applies generally, but does not apply to Missouri retail or service businesses whose annual gross sales are less than $500,000 or to federally-covered employment. Missouri’s minimum wage will remain at the July 2009, rate of $7.25/hour during 2012. In 2010, 123,000 hourly-paid workers in Missouri had earnings at or below the prevailing federal minimum wage (also $7.25/hour as of July 24, 2009), according to the U.S. Department of Labor’s Bureau of Labor Statistics (“USDOL”).

With increasing urbanization, significant income-generating activity has shifted from agriculture to manufacturing and services. Employment is distributed among the manufacturing, trade and service sectors in a close approximation of the average national distribution, thus lessening Missouri’s cyclical sensitivity to impact by any single sector. In 2011, services, including health care services, represented the single most significant non-agriculture economic activity (excluding government), with trade, transportation and utilities ranking second and manufacturing ranking third. As of December 2011, these three economic sectors accounted for approximately 79% of Missouri’s nonagricultural employment. Manufacturing, which accounts for approximately 9.46% of nonagricultural employment, is concentrated in industrial machinery, transportation equipment and other durable goods. From January 2011 to December 2011, Missouri lost approximately 2,800, or 1.1%, of its manufacturing jobs compared to a 1.48% loss in this sector nationally. From November 2010, to November 2011, Missouri gained approximately 46,400 non-agricultural jobs.

The unemployment rate in Missouri fell from 9.6% at the end of 2010 to 8% at the end of 2011. The rate for the entire U.S. at the end of 2011 was 8.5%. The St. Louis metropolitan area gained approximately 15,600 jobs between July 2010, and July 2011, including approximately 3,500 jobs in the trade, transportation and utilities, manufacturing and education and health services sectors. These gains followed 25 straight months of over-the-year job losses. However, there were 2,500 fewer government jobs in July 2011, compared to the same time the previous year, as well as unrecovered losses in the professional and business services and information fields. Missouri plans to use neighboring Illinois’ 67% state income tax increase and 46% corporate income tax increase to attract business, jobs and capital investment away from Illinois. The Missouri Chamber of Commerce and Industry said it is looking at ways to “position Missouri to take advantage of our neighboring state’s economic misfortune.” While there has yet been no mass migration to Missouri from Illinois, the states of Indiana, Wisconsin and New Jersey, among others, have indicated a like intention to actively solicit relocations from Illinois.

The Kansas City metropolitan area gained almost 20,000 jobs during the 12 months ending November 2011. The Kansas City area unemployment rate decreased to 7.4% in November 2011, significantly better than its year-earlier rate of 9.1%. The manufacturing sector had the biggest year-over-year job growth in the Kansas City metropolitan area, with the education and health services sector as the second-largest job gainer. In the recent months, there has been substantial activity in the Kansas City metropolitan area involving state and local government tax and financing incentives offered to businesses considering a relocation from Kansas to Missouri, and vice versa, as well as for attracting out-of-area and out-of-state businesses and start-up or expanding businesses.

Energy prices, interest rates and the value of the dollar are expected to continue to influence national and Missouri economic conditions. Higher energy prices or higher interest rates could exacerbate or at least extend the present economic slowdown. Higher interest rates and historically high fuel costs are of particular concern to the auto-producing centers of the Midwest where inventories have been rising.

With respect to the automobile industry, in July 2009, Chrysler LLC closed its North assembly plant in Fenton, which employed over 1,200 workers, after closing its South assembly plant in 2008, which employed over 2,00 workers. In response, local, state and federal officials filed legislation in January 2011 to expand the Missouri Quality Jobs program, to specifically target business expansion projects at the Chrysler site and within a one-mile radius. In October 2011, Ford Motor Co. finalized plans to add 1,600 more jobs (to the existing 3,750) over the next 4 years and spend about $1.1 billion to upgrade its Claycomo, Missouri plant that had been in danger of closing. The Missouri Manufacturing Jobs Act helped incentivize Ford to make this investment. The bill, which was passed in Summer 2010, allows manufacturers to keep employee withholding taxes they normally would pay Missouri if they improve their factories for new or expanded product lines.

Despite a down year nationally for casino gambling, Missouri’s adjusted gross revenue from its licensed casinos during the fiscal year ending July 2011 was nearly $1.806 billion, up 3% from the 2010 fiscal year. The River City Casino, which Pinnacle Entertainment opened in March 2010, after the closing of the President Casino, significantly contributed to this success. The River City Casino averaged $14-16 million in revenue each month and replaced the President Casino, which averaged less than $2 million each month during 2009 prior to its closing. In December 2010, the Missouri Gaming Commission granted the State’s 13th and only available gaming license to Isle of Capri Casinos Inc., which plans to build a $125 million casino in Cape Girardeau. Construction on the casino building began in the Summer of 2011 and the new casino is scheduled to open in late 2012. The casino complex will include 1,000 slot machines, 28 table games, three restaurants and a 750-seat entertainment complex. Southeast Missouri State University’s Center for Economic and Business Research estimated the casino’s annual payroll, once running at full operation, to be approximately $13.14 million. The estimated 450 new employees would have an $8.9 million annual effect on the local economy by casino workers paying for housing, groceries, services, entertainment venues and restaurants.

It was reported in the press in October 2011, that about 95% of the work has been completed on a new $95 million plan for the first phase of the long-delayed Ballpark Village project in St. Louis. The Cardinals baseball team also would spend about $10 million to level the entire site and put in place the infrastructure necessary for future development. In 2007, the City of St. Louis gave approval for up to $115.8 million in subsidies for the first phase, which was then estimated to cost $387 million. In light of the economic recession, by January 2011, the first phase had been whittled down to $155 million. A development agreement is still in negotiations and must be approved by the St. Louis city board of aldermen, city board of estimate and apportionment, and the Missouri Department of Economic Development before bonds can be sold and work can commence. It is hoped that actual construction on the first phase will begin sometime during 2012.

On May 22, 2011, an EF-5 tornado hit Joplin, MO and surrounding areas; it destroyed thousands of buildings and killed over 150 people. Millions of dollars or relief funds were provided by the federal and state governments to help rebuild and it is estimated that over $2 billion will be paid by insurance companies. Among the buildings destroyed were around 500 businesses; the total economic effect of the tornado remains to be seen.

Limitations on State debt and bond issues are contained in Article III, Section 37 of the Constitution of Missouri. Pursuant to this section, (1) the General Assembly may issue general obligation bonds solely to refund outstanding bonds (provided that the refunding bonds must mature within 25 years of issuance); (2) the General Assembly upon the recommendation of the Governor to incur a temporary liability by reason of unforeseen emergency or of casual deficiency in revenue, may issue bonds in an amount not to exceed $1 million for any one year (must be paid within 5 years of issuance); and (3) the General Assembly, or the people by initiative, may submit a proposition to incur temporary indebtedness greater than $1 million by reason of unforeseen emergency or of casual deficiency in revenue, and the bonds may be issued if approved by a majority of those voting (such bonds must be retired serially and by installment within 25 years of issuance). Before any bonds are issued pursuant to Section 37, the General Assembly must make provisions for the payment of principal and interest and may provide for an annual tax on all taxable property in an amount sufficient for that purpose.

Certain water pollution bonds, rural water and sewer bonds, storm water control bonds and State building bonds are also authorized pursuant to Section 37(b)-(h). In 1971, Missouri voters approved a constitutional amendment providing for the issuance of $150 million of general obligation bonds for the protection of the environment through the control of water pollution. In 1979, voters approved a constitutional amendment authorizing an additional $200 million of State Water Pollution Control Bonds. In 1982, State voters approved a constitutional amendment authorizing the issuance of $600 million of Third State Building Bonds. Proceeds from the Third State Building Bonds are used to provide funds for improvement of State buildings and property, including education, mental health, parks, corrections and other State facilities, and for water, sewer, transportation, soil conservation and other economic development projects. In 1988, and as amended in 1998, Missouri voters approved a constitutional amendment authorizing the issuance of bonds in the aggregate sum of $275 million for controlling water pollution and making improvements to drinking water systems. In 1994, state voters approved a constitutional amendment authorizing the issuance of $250 million Fourth State Building Bonds. Proceeds from the Fourth State Building Bonds fund the rebuilding of corrections institutions and institutions of higher education, land acquisition, construction or purchase of buildings, and planning, furnishing, equipping and landscaping such improvements and buildings. In 1998, voters approved a constitutional amendment authorizing the issuance of bonds in the aggregate sum of $100 million for the purpose of providing rural water and sewer grants and loans, including grants for the establishment of water supply hook-ups in unincorporated areas of any county to water supplies. In 1998, voters approved a constitutional amendment authorizing the issuance of bonds in the aggregate amount of $200 million for the purpose of providing funds for providing storm water control plans, studies and projects in certain counties and cities. In 2008, voters approved a constitutional amendment, which limited permitted funds to only public water and sewer districts and, among other things, modified specific limitations on the use of such funding.

In November 2004, Missouri voters approved an amendment to the Missouri Constitution to redirect a portion of the motor vehicle sales tax from the general revenue fund to the state road fund, thereby allowing Missouri to direct additional funds toward enhancing its road and bridge infrastructure (“Constitutional Amendment No. 3”). When Constitutional Amendment No. 3 projects are completed, without further authorization, the balance of state transportation funds will be substantially less, and related interest income will also decline. Only Constitutional Amendment No. 3 revenues are used to pay principal interest on Constitutional Amendment No. 3 debt. When the related bond proceeds are spent, the new Constitutional Amendment No. 3 revenues will be committed to repayment of principal and interest through Fiscal Year 2026.

Article III, Section 36 of the Constitution of Missouri requires that the General Assembly appropriate the annual principal and interest requirements for outstanding general obligation bonds before any other appropriations are made. Such amounts must be transferred from the General Revenue Fund to bond interest and sinking funds. Authorization for these transfers, as well as the actual payments of principal and interest, are provided in the first appropriation bill of each fiscal year.

In addition to general obligation bonds, the Missouri legislature has established numerous entities as bodies corporate and politic, which are authorized to issue bonds to carry out their corporate purposes.

As of the release of the December 2011 General Revenue Report, net general revenue collections in fiscal year-to-date 2012, increased 1.2% compared to Fiscal Year 2011, from $3.45 billion last year to $3.49 billion this year and $24 million less than the previous high of $3.73 billion in the fiscal year-to-date 2007. In Fiscal Year 2011 net general revenue collections increased by 5.9% compared to Fiscal Year 2010, from $6.77 billion in Fiscal Year 2010 to $7.18 billion in Fiscal Year 2011. Fiscal Year 2012 revenues are expected to rise by 2.7%, with a consensus estimate for Fiscal Year 2012 of $7.301 billion. Fiscal Year 2013 revenues are expected to grow by 3.9%, with a consensus estimate for Fiscal Year 2013 of $7.586 billion. The Missouri Office of Administration projects that total state revenues will not exceed the total state revenue limit in Fiscal Years 2012 or 2013. Sales and use tax collections are expected to increase by 3.8% for Fiscal Year 2012, from $1.807 billion in Fiscal Year 2011 to an estimated $1.875 billion in Fiscal Year 2012. Challenges to meeting the consensus growth estimates for Fiscal Years 2012 and 2013 include the cessation of one-time federal funding money that has now run out from the American Recovery and Reinvestment Act and a reduction in matching federal funds for Medicaid reimbursement.

Article X, Sections 16-24 of the Missouri Constitution (the “Tax Limitation Amendment”) impose a limit on the amount of taxes and other revenue enhancement charges such as user fees which may be imposed by the State or a political subdivision in any fiscal year. This limit is tied to total State revenues for the Fiscal Year 1981, as defined in the Tax Limitation Amendment, and adjusted annually, in accordance with the formula set forth in the amendment. Under that formula, the revenue limit (the “Revenue Limit”) for any fixed year equals the product obtained by multiplying (i) the ratio of total state revenues in Fiscal Years 1980-1981 divided by the aggregate personal income received by persons in Missouri from all sources (“Personal Income of Missouri”) in calendar year 1979, times (ii) the Personal Income of Missouri in either the calendar year prior to the calendar year in which appropriations for the fiscal year for which the calculation is being made, or the average of Personal Income of Missouri in the previous three calendar years, whichever is greater. If the Revenue Limit is exceeded by 1% or more in any fiscal year, a refund of the excess revenues collected by Missouri is required. If the excess revenues collected are less than 1%, then the excess is not refunded but is transferred to the General Revenue Fund. The Revenue Limit can be exceeded only if the General Assembly approves by a two-thirds vote of each house an emergency declaration as requested by the Governor. The Revenue Limit does not apply to taxes imposed for payment of principal and interest on bonds that have been approved by the voters, as authorized by the Missouri Constitution. In 1999, total state revenues exceeded the total state revenue limit by $98.9 million, the entire amount of which was refunded to Missouri taxpayers in calendar year 2000.

In Fiscal Years 2000 – 2011, total state revenues did not exceed the total state revenue limit. Total state revenues for Fiscal Years 2010 and 2011 were below the total state revenue limit by nearly $4.2 and $3.8 billion, respectively. The Missouri Office of Administration projects that total state revenues will not exceed the total state revenue limit in Fiscal Years 2012 or 2013.

In addition to the Revenue Limit, the General Assembly is prohibited without voter approval from increasing taxes or fees in any fiscal year that in total produces new annual revenues greater than $50 million, adjusted annually by the percentage change in the personal income of Missouri for the second previous fiscal year, or 1% of total state revenue for the previous fiscal year prior to the General Assembly action, whichever is less. The Tax Limitation Amendment could adversely affect the repayment capabilities of certain non-general obligation issues if payment is dependent upon increases in taxes or appropriations by the Missouri General Assembly without voter approval.

Because the Missouri Tax-Free Intermediate Bond Fund invests primarily in Missouri municipal securities, the value of its portfolio investments will be highly sensitive to events affecting the financial stability of the State of Missouri and its municipalities, agencies, authorities and other instrumentalities that issue those securities.

Special Considerations Regarding Investment in Kansas Obligations

The following discussion highlights some of the more important economic and financial trends and considerations affecting Kansas Obligations and is based on information from official statements, prospectuses and other publicly available documents relating to, among other things, securities offerings of the State of Kansas, its agencies and instrumentalities, certified Annual Financial Reports, national, state and industry trade publications, Internet postings, newspaper articles, other public documents relating to securities offerings of Kansas issuers, and other historically reliable sources, as available on the date of this Statement of Additional Information. The Commerce Funds have not independently verified any of the information contained in these statements or other documents. The Commerce Funds make no representations or warranties regarding the completeness or accuracy of such information.

Because the Kansas Tax-Free Intermediate Bond Fund will concentrate its investments in Kansas Municipal Obligations, it may be affected by political, economic or regulatory factors that may impair the ability of Kansas issuers to pay interest on or to repay the principal of their debt obligations. Kansas Municipal Obligations may be subject to greater price volatility than municipal obligations in general as a result of the effect of supply and demand for these securities which, in turn, could cause greater volatility in the value of the shares of the Fund.

Kansas ranks as the 14th largest state in terms of size. According to the Population Division of the U.S. Census Bureau, the estimated population of Kansas was 2,853,747 on July l, 2010. Kansas’ population growth from 2000 to 2010 was 6.1% (which placed it 41st in population) compared to the Nation’s population growth of 9.7% for the same period. Kansas’ estimated 2010 population represented an increase of approximately 1.22% from its July 1, 2009 estimate, compared to an estimated national growth rate of 0.57% over the same 12-month period.

According to the U.S. Census Bureau, excluding Kansas City, Kansas, which is contained in the Kansas City, Missouri Metropolitan Statistical Area (“MSA”), the Wichita MSA is the State’s largest metropolitan area, ranking as the 84th largest MSA nationally with approximately 612,583 inhabitants. Wichita is a major aircraft manufacturing center for the United States with the worldwide headquarters for Cessna Aircraft Company and Hawker Beechcraft, as well as major manufacturing and assembly plants for Spirit AeroSystems and Bombardier Aerospace Learjet Inc.

Kansas’ agricultural sector is a key component of the State’s economy. The agricultural outputs of Kansas are cattle, sheep, wheat, sorghum, soybeans, cotton, hogs, corn, and salt. Eastern Kansas is part of the Grain Belt, an area of major grain production in the central United States. Kansas is one of the nation’s fastest-growing bioscience hubs and part of the Kansas City Animal Health Corridor, a region that houses the world’s largest concentration of animal health interests. Overall, net farm income was significantly higher in 2011 than 2010, according to the United States Department of Agriculture (USDA). While production expenses were up, receipts simply increased more. The increased receipts were due to higher prices for key crops, such as corn, wheat and soybeans, and for livestock. The biggest drivers in crop revenue increases were corn demand generated by ethanol production and soybean exports to China. Corn receipts in 2011 should total $62 billion nationally, up 39% from 2010. Soybean receipts will be up 17.5%, at a total of $39 billion. Unfortunately, however, uncooperative weather and sharply reduced yields on some farms mean that not all crop farmers will have record incomes. And, with high feed prices, some livestock producers also will be feeling the financial pinch that will continue into 2012.

The income outlook for the livestock sector in general for 2012 is going to be weaker because the expensive 2011 crop will furnish the feed supply for most of 2012. It is expected that milk and poultry prices will decrease slightly, while beef and pork prices will stay fairly stable. Revenues may be down somewhat on livestock in 2012, but costs, particularly feed, will be up, so animal profit margins will be very close to flat with no real profit potential across the livestock sector in 2012. Grain farmers also will see profit margins shrink for their 2012 crops as grain prices drop slightly and input costs increase an estimated 20%. Even so, it is expected that 2012 crops should still be profitable, just not quite as profitable as 2011.

The Kansas economy has expanded from its original agribusiness base into an economy with a diverse mix of professions. Major companies headquartered in Kansas include Sprint Nextel Corporation, Embarq, YRC Worldwide, Garmin, Payless Shoes and Koch Industries. The major industrial outputs are transportation equipment, commercial and private aircraft, food processing, publishing, chemical products, machinery, apparel, petroleum and mining.

Growth in Kansas’ trade, services and manufacturing sectors has reduced the historical dominance of agriculture on the Kansas economy. Within the manufacturing industry, the transportation equipment manufacturing sector is significant because of the Wichita area’s focus on aircraft manufacturing and the Kansas City area’s focus on car and truck manufacturing. The transportation equipment manufacturing sector accounts for 36.6% of all of Kansas’ manufacturing jobs, with almost 28% of all manufacturing jobs in Kansas related to aircraft, automobile and related parts production. Thus, overall growth in the manufacturing sector will depend on the fortunes of Kansas’ aircraft and, to a lesser extent, automobile manufacturers.

There have been some positive developments in non-agricultural sectors. Kansas has emerged in recent years as a leader in renewable energy, especially wind energy and alternative fuels, thanks largely to Kansas’ Renewable Energy Standards Act requiring that 20% of Kansas’ energy come from renewable sources by 2020. Kansas is ranked third among states for its wind energy potential. In December, 2010, Siemens AG opened its new wind turbine nacelle assembly facility in Hutchinson, Kansas. A 300,000 square feet building located on 108 acres, this facility will employ more than 400 employees at full capacity. The production capacity for this new facility is planned at 1,500 megawatts per year by 2012. In addition, during 2011 Siemens AG also opened a new wind power distribution facility in Wichita, featuring a 73,000-square-foot warehouse and 7 acres of outside storage to provide procurement, kitting, storage, refurbishment and distribution for the tooling needed to erect and install wind turbines throughout the Americas. The center will also provide storage, repair and distribution for all new unit transport framing and hardware used to move towers, nacelles and blades throughout the region. The facility and the number of employees are expected to grow as the company’s local sourcing initiatives expand.

Google has announced plans to build an ultra high-speed broadband network in the Kansas City metropolitan area that will include facilities in both Kansas and Missouri – though centering initially in Kansas City, Kansas. This network will deliver Internet speeds of up to 1 gigabit (or 1,000 megabits) per second, which is more than 100 times faster than what most Americans have access to today. Nearly 1,100 communities across the nation expressed interest in this project, and the Kansas City metropolitan area was selected as the one where Google could build efficiently, make an impact on the community, and develop working partnerships with the local government, utility and community organizations. Pending local approvals, Google expects to begin offering service during the first half of 2012. The economic impact of this network will be different from any broadband deployment that has ever been done before, so it is difficult to predict or calculate an exact economic impact – though such impact is expected to be very substantial. For example, before Google’s recent announcement, in 2010 Google released its first report detailing its nationwide economic impact. The report claims that Google generated $222 million in economic activity in Kansas during 2009. Accordingly, it is reasonably believed that this emerging infrastructure will give the Kansas City region a competitive advantage over areas across the country, and that this advanced connectivity will attract entrepreneurs, innovators, and businesses to the region – which will lead to further economic development and growth.

Similarly, during 2009 Kansas gained final approval for a $650 million federal biodefense laboratory that officials heralded for its potential to protect the food supply and boost Kansas’ economy. The facility will be located in Manhattan, Kansas, and will be a state-of-the-art biocontainment facility for the study of foreign animal, emerging and zoonotic (transmitted from animals to humans) diseases that threaten the United States animal agriculture and public health. The facility will provide and strengthen our Nation with critical capabilities to conduct research, develop vaccines and other countermeasures, and train veterinarians in preparedness and response against these diseases and threats to the nation’s food supply. It is estimated that construction will bring 1,300 to 1,614 jobs generating $138.2 million to $183 million in labor income. Eventual operation will result in 250 to 350 jobs, with an estimated annual income of $27 million to $30 million. However, during 2010 the United States Congress blocked funding for the facility’s construction until federal authorities and the National Research Council analyzed certain safety concerns. These concerns appear sourced in a report released in November, 2010, by the National Research Council which raised several safety issues, such as the risk that dangerous animal pathogens could be released close to urban populations and a significant portion of the Nation’s cattle supply. The impact of this delay is at this time uncertain, but, if Congress approves funding, construction on the new biodefense laboratory could begin as early as 2012. Approximately $40 million has already been spent so far on initial work, and the Obama Administration has requested an additional $150 million for the facility in the 2012 budget. In the meantime, federal officials plan to modify the design of the new Kansas biosecurity lab to better withstand tornadoes and strong 230 mph winds, a standard used for the Nation’s nuclear power plants.

Reports indicate that Topeka-based companies have also taken steps to local job losses. The Goodyear Tire & Rubber Company has operated a tire plant in Topeka since 1945. Although no major layoffs were announced, employment at the plant fell during 2009 through employee buyouts and layoffs. To save approximately 700 existing jobs at the plant, Goodyear and the State of Kansas struck a deal to make $14.2 million in incentives available under the Kansas Investment in Major Projects and Comprehensive Training program through a bond issuance to cover the cost of retraining Goodyear employees, with the debt repaid from with payroll taxes collected from Goodyear workers. The incentives allow Goodyear to commit $250 million in equipment upgrades. As a result, Goodyear has publicly indicated that it does not anticipate any significant changes to its current employment levels, though with now 1,700 employees, Goodyear is one of Kansas’ largest manufacturing employers. Also in Topeka, Collective Brands, Inc. (parent company of Payless ShoeSource, Stride Rite and other companies), which was founded in Topeka in 1956, completed on a 46,000 square-foot expansion to its Topeka headquarters. The extension is significant because in 2007 the company announced plans to close its 850,000 square-foot Topeka distribution center during the Summer of 2009. However, in August, 2011, Collective Brands announced plans to close about 475 stores nationwide, partially in response to operating losses and extraordinary expense charges.

Kansas ranks 8th in United States oil production. Production has experienced a natural decline over the years as it becomes increasingly difficult to extract. However, since 1999 oil production in Kansas has remained fairly constant, with an average monthly rate of about 2.8 million barrels. Kansas also ranks 8th in United States natural gas production. Production has declined since the mid-1990s with the gradual depletion of the Hugoton Natural Gas Field—Kansas’s largest field which extends into Oklahoma and Texas. However, average monthly production has consistently been at or over 32 billion cubic feet.

The performance of the telecommunications industry has a strong influence on the services industry in Kansas, especially in the Kansas City metropolitan area. Sprint-Nextel Corporation, which provides wireless and wireline communications services, has reduced its local workforce to 7,000 employees, yet still is the second-largest Kansas City area private employer. Its revenues were $32.563 billion, up $595 million, during 2010, but this increase was more than offset by operating losses and extraordinary expense charges, producing a net loss of $3.465 billion.

General Motors Corp.’s Fairfax Assembly Plant in Kansas City, Kansas, is the metropolitan area’s fifth largest manufacturer, with approximately 3,000 employees engaged to assemble the Buick LaCrosse and the Chevrolet Malibu. Demand for these vehicles at the Fairfax plant has increased to a level that has required General Motors to add a third shift to run around-the-clock at the beginning of 2010. Previously General Motors produced 4,500 vehicles on a weekly basis; the additional shift has increased output to 6,300 units per week in order to keep up with increasing demand for its popular sedans. This increase correlates to the production of one vehicle every 58 seconds. In 2010, Fairfax produced over 320,000 vehicles. The Fairfax plant is presently in the midst of a $500 million retooling to manufacture a redesigned Chevrolet Malibu began in July of 2010. General Motors has stated that it plans to keep using most of the local suppliers it has used, and three additional suppliers are setting up Kansas City operations to feed the Chevrolet Malibu production line. In mid-2011 General Motors announced plans to invest $20 million in machinery and equipment for its Fairfax Assembly plant to add future technologies and improvements to the Buick LaCrosse including eAssist, a light electrification technology that will boost highway fuel economy by 25% over the current model. The Fairfax plant announcement is part of the $2 billion in the United States investment that General Motors announced for 17 facilities in eight states

The construction of the Hollywood Casino facility at the Kansas Speedway in Wyandotte County is nearing completion and the casino opened in February, 2012. Kansas regulators have unanimously approved the $386 million project. The first phase of the casino facility will include 100,000 square feet of casino floor for gaming, slot machines and table games, together with 5 dining and entertainment options. A second phase calls for a 250-room hotel. The project is expected to generate a total investment of more than half a billion dollars and to create 2,000 construction jobs and 1,000 permanent jobs in Wyandotte County. It is anticipated that this casino’s annual revenues will be approximately $175-200 million.

Kansas remains the “aviation capital of the world,” producing more than 70% of the world’s embedded aviation fleet. Several large aircraft corporations have manufacturing facilities in Wichita and Kansas City, including Spirit AeroSystems, Cessna, Learjet and Hawker Beechcraft.

In the general aviation sector, Honeywell’s most recent edition of its Business Aviation Outlook forecasts sales and delivery of approximately $230 billion in new business jets from 2011 through 2021. This level represents approximately a 2% increase in total expected industry sales value compared to the prior ten-year horizon Honeywell forecasted in 2010. While 2011 deliveries of new business jets were down approximately 15% from 2010, this decline was due to a continued slow global economic recovery. Honeywell anticipates higher delivery levels in 2012 than in 2011. Five-year buyer interest remained steady in 2011 versus 2010. Based on the reduced economic growth outlook and current survey responses, however, the industry appears to be positioned to begin another period of expansion in 2012, which is consistent with Honeywell’s current industry outlook.

From October, 2008 to June 2011, the aerospace products and parts industry in the Wichita area lost 12,700 jobs, with 700 of those job losses occurring in the first half of 2011. Nevertheless the 2011 contraction in this sector was significantly less than the 4,400 total aviation manufacturing jobs lost in 2010. Data compiled by the General Aviation Manufacturers Association confirms that the general aviation manufacturing industry continues to contract. Total shipments declined 15.5% in the first half of 2011, compared to a decline of 9.8% from first half 2009 to first half 2010. Total billings decreased 22.3% in the first half of 2011, compared to a slight increase of 0.2% from first half 2009 to first half 2010.

Wichita was shocked by the recent January 4, 2012 announcement by Boeing that it will close its sprawling military airplane plant in Wichita, over the next two years and lay off many of the 2,160 workers. Boeing said it would shift as many as 1,400 of the jobs to San Antonio, Oklahoma City or Seattle, by either transferring workers from Wichita or hiring others. Boeing said that it would eliminate the rest of the jobs. The layoffs, to start in the third quarter of 2012, represent the latest of several job cuts and plant closings by military contractors. Boeing has indicated that it would finish assembling its giant refueling planes in Wichita, creating several hundred jobs. While Boeing has indicated that most existing supplier relationships would continue, 475 Kansas suppliers are concerned about how long their annual $3.2 billion in sales of goods and services will remain steady.

On a more positive note, the first phase of the Bombardier Aerospace expansion was finished in the summer of 2011, with the addition of 28,500 square feet of space to a Learjet hangar to bring total expansion to about 150,000 square feet of space. Other buildings will be added. In the short term, the company is adding three buildings — a paint facility, a preflight facility and new delivery center – in a $52.7 million project that will mean 450 jobs at the facility. These plans are part of a $600 million investment by Bombardier and are backed by $27 million in bond financing from Kansas and $18 million in state, county and city incentives. The first Learjet 85 is expected to be delivered in 2013.

In the first half of 2011, Hawker Beechcraft delivered 89 general aviation and light and mid-jet aviation business aircraft, an increase of one delivery from first half 2010. Their backlog was valued at $1.4 billion at the end of June, 2011, compared to $1.5 billion at the end of March, 2011. New orders worth $487 million exceeded cancellations of $80 million at the end of second quarter. This was the ninth consecutive quarter in which new orders exceeded cancellations. On June 30, 2011, Hawker reported a second-quarter operating loss of $19.6 million, compared to an operating loss of $20.7 million second quarter 2010. Hawker traces a significant part of its performance to ongoing market concerns, primarily in Europe, and elsewhere around the globe which dampens buyer confidence.

Cessna Aircraft Co. announced an upgraded version of its Corvalis TTX high-performance single-engine piston aircraft in March. Deliveries of the plane will begin in 2012. In the second quarter of 2011, Cessna delivered 38 new Citation business jets, compared to 43 deliveries in second quarter 2010. Revenues increased $17 million and profit increased $2 million from first to second quarter. Cessna’s backlog at the end of second quarter was $2.5 billion, down $113 million from the end of first quarter.

According to JETNET LLC, during the first six months of the 2011 the pre-owned aircraft market showed early-stage recovery signs. In July, 2011, the trend continued as JETNET reported double-digit growth of 11.2% in pre-owned business jet sales transactions during the first seven months of 2011. Moreover, the average asking price in June and July 2011, improved by $1.2 million and $2.7 million, respectively, compared to June and July, 2010. This may signal that the bottom has been reached in average asking price and that a turn-around is in the works. However, the market recovery depends on stronger GDP growth in the United States economy, fuel prices being held in check and an increase in new aircraft deliveries.

Airbus has expanded its Wichita office, while Spirit AeroSystems has been increasing production. In 2010, Airbus won 574 net orders valued at $74 billion. It also delivered a total of 510 aircraft in 2010. At the end of 2010, Airbus had a backlog of 3,552 aircraft. In the first seven months of 2011, Airbus delivered 298 aircraft. Its total 2011 net orders through July totaled 785, and at the end of July, its overall backlog was at its highest level ever of 4,039 aircraft. Spirit is the world’s largest independent supplier of commercial airplane assemblies and components. According its press releases, Spirit is transitioning to higher production rates across its core businesses driven by a strong market for large commercial airplanes. During the second quarter of 2011, Spirit delivered increased volumes to Boeing Commercial Airplanes, successfully completed its go-forward plan on the 787 program, and recently rolled out its first CSeries test pylon to Bombardier. Spirit reported second quarter 2011 revenues of approximately $1.466 billion, operating income of $64 million, cash and cash equivalents of $154 million and a total backlog of approximately $29 billion.

Nationally, Kansas ranked 22nd in the Nation in per capita personal income in 2011, though its personal income growth rate improved to a “top 10” rank for such growth during the first two quarters of fiscal 2012 (last half of 2011). However, Kansas per capita personal income continues to lag behind the overall United States per capita personal income at 97.9% of the national average. Over the past ten years Kansas per capita personal income, as a percentage of the national average, has ranged from a high of 97.9% in 2010 to a low of 93.5% in 2005.

For many years, the Kansas minimum wage was set to $2.65/hour, the lowest in the Nation. However, the Kansas minimum wage was increased to match the federal level on January 1, 2010. The Kansas minimum wage for 2012 will remain at the rate of $7.25/hour. Kansas’ law excludes from coverage employment subject to the Federal Fair Labor Standards Act. In 2010, 59,000 hourly-paid workers in Kansas had earnings at or below the prevailing federal minimum wage (also $7.25/hour) according to the USDOL.

The Kansas unemployment rate was 6.5% in November, 2011, up 2.5% points from December, 2007, but down from its most recent peak of 7.6% in August, 2009. During the period from April, 2008 to February, 2011, Kansas lost 89,100 jobs. Employees in the mining, information services, and manufacturing sectors faced the largest job losses (as a percent of employment within an industry) during this period. Private sector employment fell by 6.4% from January, 2008 to February, 2010. In addition to layoffs, many companies located in Kansas or in the Kansas City metropolitan area either relocated or sought bankruptcy protection. Applebee’s (which moved its headquarters from Lenexa, Kansas, to Kansas City, Missouri during 2011), Aquila, Butler Manufacturing and Marion Laboratories have all been the targets of acquisitions in recent years, while Farmland Industries and Interstate Bakeries have recently sought bankruptcy protection.

The current average estimates used by the Kansas Department of Labor (“KDOL”) indicate that the overall Kansas unemployment rate is expected to decline to 6.4% in both calendar years 2012 and 2013. One positive sign relates to initial unemployment claims data, which throughout 2011 were well below the same time periods studied for 2010. Moreover, the national unemployment rate is expected to remain well above the Kansas rate, with the U.S. rate expected to be finalized at or near 9.1% in 2011 and 8.7% in 2012.

Data from the KDOL confirm that employment in Kansas has begun to rebound. Recent monthly data show that total Kansas non-farm private sector employment from September, 2010, to September, 2011, increased by about 7,800 jobs, while public sector jobs fell by 2,600. Since February, 2010, private sector employment in Kansas has grown by 1.2%, with the following sectors experiencing the greatest employment percentage increases: mining; professional and business services; health care and social assistance services and manufacturing. As the economy recovers from the recession, service-providing industries are projected to add the most jobs between 2008 and 2018, with the largest gains expected to be in professional and business services, education, and health care and social assistance. Within the goods-producing sector of the Kansas economy, only the construction industry is projected to add jobs above its 2008 level. The KDOL’s long-term occupational outlook report issued in November, 2011, offered optimism that Kansas’ economy would expand employment by nearly 10% by 2018.

Kansas state tax receipts in the fiscal year 2011 were $5.882 billion, a decline of about $478 million from 2010’s state tax receipts of $6.36 billion. Kansas state and local tax receipts from all sources during the fiscal year 2011 was $12.047 billion, an increase of $526 million (4.57%) principally due to an increase in the Kansas state sales tax rate from 5.3% to 6.3%. The three biggest tax sources were: property taxes, which accounted for 32.4% of that total, followed by sales and use taxes at 27.7%, and income and privilege taxes at 23.8%. The revised estimate of Kansas State General Fund receipts for the fiscal year 2012 is $6.245 billion, an increase of $199.1 million above the previous estimate. Receipts through October, 2011, from tax sources had been running $63.6 million above that forecast through such date. The overall revised estimate is approximately $363.0 million, or 6.2%, above actual fiscal year 2011 receipts. Nevertheless, published reports indicate that Kansas’ projected shortfall for fiscal year 2012 is approximately $492 million, which represents an 8.1% shortfall as a percentage of Kansas’ fiscal year 2012 general fund budget.

Overall, during fiscal 2011 the Kansas economy began a modest recovery from a recessionary downturn, following the global and United States economies. Although the United States economy has been growing for two years and is expected to continue to do so, the anticipated rate of growth has decelerated somewhat relative to expectations in the Spring of 2011. Significant events for the global and United States economies since the April, 2011, estimates have included additional energy price volatility as a result of political upheavals in the Middle East, the possibility of a United States debt downgrade, and the European Union debt crisis. The current assumption is that modest growth will continue in the national and Kansas economies during the forecast period.

Current forecasts call for Kansas’ nominal Gross Domestic Product to grow by 4% percent in 2011 (the April, 2011, estimate had been 4.1%) and 4.2% in 2012 (the April, 2011, estimate was 5.6%). Nominal Kansas Gross State Product is now forecast to grow by 4.2% and 4.3% for the two years, respectively (whereas the prior forecast had used 4% and 5.3%). Although various economic indicators also suggest a continued—if slowing—expansion, a good deal of uncertainty remains as a result of the international situations mentioned above and a sluggish domestic residential housing market.

Obligations of issuers of Kansas Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress or the Kansas Legislature or by referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation, litigation involving the taxation of municipal obligations or the rights of municipal obligation holders, or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Kansas Municipal Obligations may be materially affected.

The following information is a brief summary of particular Kansas state factors affecting the Kansas Tax-Free Intermediate Bond Fund and does not purport to be a complete description of such factors. The financial condition of Kansas, its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per share and the interest income of, the Fund, or result in the default of existing obligations, including obligations which may be held by the Fund. Further, Kansas faces numerous forms of litigation seeking significant damages which, if awarded, may adversely affect its financial situation or issuers located within Kansas. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of Kansas, and there is no obligation on the part of Kansas to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by Kansas. The market value of shares of the Fund may fluctuate due to factors such as change in interest rates, matters affecting a particular state, or for other reasons.

Kansas, like many other states, faces a challenging financial situation. State costs for public education and Medicaid have increased substantially, but revenue expectation has diminished due to slow economic growth tied to the national recession as well as federal reductions in Medicaid funding. Kansas faced an estimated $510 million budget gap for the fiscal year 2011 and the Kansas state legislature passed a $13.7 billion state budget, one that includes over $300 million in tax increases. Kansas has a total state debt of approximately $28.5 billion when calculated by adding the total of outstanding official debt, pension and other post-employment benefits (OPEB) liabilities, Unemployment Trust Fund loans, and the budget gap. On January 12, 2012, the Governor proposed the fiscal 2013 state budget, under which Kansas would spend just under $6.1 billion. It is $39 million, or a little less than 1%, than spending in the fiscal year 2012 state budget. The budget would leave cash reserves of $465 million at the end of the fiscal year 2013. Overall state spending, including spending with financed with federal funds, would be $14.1 billion, which is approximately 1.7% more than the all-funds total of $13.9 billion in the fiscal year 2012.

The State of Kansas uses debt financing to pay for certain state expenditures. Traditionally, such expenditures have included capital improvement projects, because of the magnitude of the cost and the long-term nature of the projects. However, in the mid-1990’s, Kansas began financing other non-capital improvement costs associated with the operations of state government. Except for the Kansas Department of Transportation (“KDOT”), which issues bonds to finance highways and other transportation projects, the Kansas Development Finance Authority (“KDFA”) is the issuer of revenue bonds for the State and some local governments. Provisions in the Kansas Constitution allow for the limited issuance of general obligation bonds subject to certain restrictions; however, no bonds have been issued under such provisions for decades. No other provisions in the constitution or state law limit the amount of debt that can be issued for Kansas’ agencies. As of June 30, 2010, various state agencies had legislative authorized but unissued debt of $358 million compared to $515.4 million as of June 30, 2009, and $479.3 million as of June 30, 2008. Although the amount of debt available for financing capital improvement projects has increased in the past several years, debt service still constitutes a small part of the overall state budget. KDOT issues debt to finance various transportation-related projects throughout Kansas. As of June 30, 2011, KDOT had bonds outstanding of $1.651 billion, a decrease of approximately $100 million from June 30, 2010.

Property taxes are a significant source of revenue for many local Kansas governments, and declines in property values caused by the housing slump may negatively impact these tax revenues. Kansas and its various subdivisions may also face increasing financial pressure from costs relating to pensions and other post-employment benefits for their retired employees.

The Governor of Kansas is statutorily mandated to present spending recommendations to the Legislature. The Governor’s Budget Report reflects expenditures for both the current and upcoming fiscal years and identifies the sources of financing for those expenditures. The Legislature uses the Governor’s Budget Report as a guide as it appropriates the money necessary for Kansas state agencies to operate. Only the Legislature can authorize expenditures by the State of Kansas. The Governor recommends spending levels, while the Legislature chooses whether to accept or modify those recommendations. The Governor may veto legislative appropriations, although the Legislature may override any veto by two-thirds majority vote.

According to the Governor’s Budget Report for the fiscal year 2013, state general fund receipts during the fiscal year 2011 totaled $5.882 billion, and were expected to increase to $6.243 billion during fiscal year 2012. Kansas’ fiscal year runs from July 1st to the following

June 30th and is numbered for the calendar year in which it ends. The current fiscal year is the one which ends the coming June. The actual fiscal year is the year that concluded the previous June. The budget year refers to the next fiscal year, which begins the July following the Legislature’s adjournment. By law, the Governor’s Budget Report must reflect (i) actual year spending, (ii) the Governor’s revised spending recommendations for the current fiscal year, (iii) State agency spending requests for a given budget year, and (iv) the Governor’s spending recommendations for the budget year. The budget recommendations cannot include the expenditure of anticipated income attributable to proposed legislation.

Kansas is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against Kansas arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of state and federal laws. Known claims, asserted and unasserted, have been evaluated for the likelihood of an unfavorable outcome. After review, it is Kansas’ opinion, according to its financial report, that its ultimate liability in these cases, if any, is not expected to have a material adverse effect on the Kansas’ financial position.

Stripped Securities

The Federal Reserve has established an investment program known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” The Bond Fund may purchase securities registered under this program. This allows a Fund to be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. The Treasury Department has, within the past several years, facilitated transfers of such securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system.

In addition, the Bond and Short-Term Government Funds may acquire U.S. Government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Investments by the Bond and Short-Term Government Funds in these securities will not exceed 5% of the value of the Fund’s total assets. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRs”) and “Certificate of Accrual on Treasury Securities” (“CATS”). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue.

Although stripped securities do not pay interest to their holders before they mature, federal income tax rules require a Fund each year to recognize a part of the discount attributable to a security as interest income. This income must be distributed along with the other income a Fund earns. To the extent shareowners request that they receive their dividends in cash rather than reinvesting them, the money necessary to pay those dividends must come from the assets of a Fund or from other sources such as proceeds from sales of Fund shares and/or sales of portfolio securities. The cash so used would not be available to purchase additional income-producing securities, and a Fund’s current income could ultimately be reduced as a result.

Temporary Investments

Each of the Funds may assume a temporary defensive position at times when the Adviser believes such a position is warranted by uncertain or unusual market conditions. Such a position would allow a Fund to deviate from its fundamental and non-fundamental policies. Each Fund may invest for temporary defensive purposes up to 100% of its total assets in cash or cash equivalent short-term obligations including “money market instruments,” a term which includes, among other things, bank obligations, commercial paper and notes, U.S. Government obligations, foreign government securities (if permitted) and repurchase agreements. “Money market investments” also include, for purposes of the Tax-Free Funds, corporate bonds with remaining maturities of 397 days or less. Only the Bond Fund may invest in foreign debt securities.

Bank obligations include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Bank obligations also include obligations of foreign banks or foreign branches of U.S. banks. Although the Funds will invest in obligations of foreign banks or foreign branches of U.S. banks only where the Adviser deems the investment to present minimal credit risks, such investments nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

Certificates of deposit issued by domestic branches of domestic banks do not benefit materially, and certificates of deposit issued by foreign branches of domestic banks do not benefit at all, from insurance from the Federal Deposit Insurance Corporation.

Both domestic banks and foreign branches of domestic banks are subject to extensive governmental regulations that may limit both the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry is dependent largely upon the availability and costs of funds for the purpose of financing and lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

Investments by the Tax-Free Funds in taxable commercial paper will consist of issues that are rated A-1 or better by S&P, P-1 by Moody’s or the equivalent rating of another rating agency. Commercial paper may include variable and floating rate instruments.

When the Adviser pursues a temporary defensive strategy, the Funds may not profit from favorable developments that would have been available if the Funds were pursuing their normal investment strategies. In addition, when the Adviser uses a defensive strategy, the Funds will not be pursuing their investment objectives.

Trust Preferred Securities

To the extent consistent with their investment objectives and policies, each of the Funds may invest in trust preferred securities. A trust preferred or capital security is a long dated bond (for example 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. Trust-preferred securities are senior in claim to standard preferred but are junior to other bondholders.

U.S. Government Obligations

As stated in the prospectus, consistent with their respective investment objectives and strategies, the Funds may invest in obligations of the United States Government (U.S. Government obligations). Examples of the types of U.S. Government obligations that may be held by the Funds include Treasury bonds, notes and bills, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and Maritime Administration. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. See “Events Related to Freddie Mac and Fannie Mae” on page 28 for more information on Freddie Mac and Fannie Mae. The U.S. Government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored entities. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies, instrumentalities or sponsored enterprises in the future.

U.S. Government obligations purchased by the Short-Term Government Fund with nominal remaining maturities in excess of five years that have variable or floating interest rates or demand or put features may nonetheless be deemed to have remaining maturities of five years or less so as to be permissible investments as follows: (a) a government security with a variable or floating rate of interest will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) a government security with a demand or put feature that entitles the holder to receive the principal amount of the underlying security at the time of or sometime after the holder gives notice of demand or exercise of the put will be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand or exercise of the put; and (c) a government security with both a variable or floating rate of interest as described in clause (a) and a demand or put feature as described in clause (b) will be deemed to have a maturity equal to the shorter of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand or exercise of the put.

U.S. Government obligations have historically involved little risk of loss of principal if held to maturity. The Short-Term Government Fund, however, will not necessarily hold its securities to maturity. Generally, the market value of securities not held to maturity can be expected to vary inversely to changes in prevailing interest rates. In addition, neither the U.S. Government, nor any agency or instrumentality thereof has guaranteed, sponsored or approved the Short-Term Government Fund or its shares.

Variable and Floating Rate Instruments

The Funds may purchase variable rate and floating rate obligations issued by corporations, industrial development authorities and governmental entities. Such instruments are frequently not rated by credit rating agencies. However, in determining the creditworthiness of unrated variable and floating rate instruments and their eligibility for purchase by the Funds, the Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such obligations and, if the obligation is subject to a demand feature, will monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time a Fund can recover payment of principal as specified in the instrument.

While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund, a Fund may, from time to time as specified in the instrument, demand payment in full of the principal of the instrument or may resell the instrument to a third party. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate demand instrument if the issuer defaulted on its payment obligations during periods which a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss. Variable and floating rate instruments with no active secondary market and with notice/termination dates in excess of seven days will be included in the calculation of a Fund’s illiquid assets.

Variable and floating rate demand instruments acquired by the Tax-Free Funds may include participations in Municipal Obligations purchased from and owned by financial institutions (primarily banks). Participation interests provide the Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days’ notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Adviser has determined meets the prescribed quality standards for the Fund. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

When-Issued Purchases and Forward Commitments

Each Fund may purchase securities on a when-issued basis or enter into forward commitment transactions. These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in market prices or in interest rates. When-issued and forward commitment transactions involve the risk, however, that the yield or price obtained in a transaction (and therefore the value of the security) may be less favorable than the yield or price (and therefore the value of the security) available in the market when the securities delivery takes place. When a Fund agrees to purchase securities on a when-issued basis or enters into a forward commitment to purchase securities, the Funds’ Custodian will set aside cash or liquid assets, as permitted by applicable law, equal to the amount of the purchase or the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to meet this requirement. The market value of the separate account will be monitored and if such market value declines, the Fund will be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitments. Because a Fund will set aside cash or liquid assets, as permitted by applicable law, in the manner described, the Fund’s liquidity and ability to manage its portfolio might be affected in the event its when-issued purchases or forward commitments ever exceeded 25% of the value of its assets. The Tax-Free Funds will not invest more than 25% of their respective total assets in when-issued securities and forward commitments. In the case of a forward commitment to sell portfolio securities, the Custodian will hold the portfolio securities in a segregated account while the commitment is outstanding.

A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. No Fund intends to engage in when-issued purchases and forward commitments for speculative purposes. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases a Fund may realize a capital gain or loss.

When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining a Fund’s net asset value starting on the day that the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets, and fluctuations in the value of the underlying securities are not reflected in the Fund’s net asset value as long as the commitment remains in effect.

Zero Coupon, Deferred Interest, Pay-in-Kind and Capital Appreciation Bonds

Each Fund, consistent with its investment objective and policies, may invest in zero coupon, deferred interest, pay-in-kind (“PIK”) and capital appreciation bonds. Zero coupon, deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon, deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality. They may also be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds and deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

Zero coupon, deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Funds are nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. A portion of the discount with respect to stripped tax exempt securities or their coupons may be taxable. See “Taxation.”

Special Note Regarding Market Events

Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the Funds’ investments. It is uncertain how long these conditions will continue.

The instability in the financial markets led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. Federal, state, and foreign governments, regulatory agencies, and self - regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit the Funds’ ability to achieve their investment objectives.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings.

INVESTMENT LIMITATIONS

Each Fund is subject to the investment limitations enumerated below. Those limitations that are designated as “fundamental” may not be changed with respect to a Fund without the approval of the lesser of (1) 67% of the Fund’s shares present at a meeting of shareowners if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the Fund’s outstanding shares. Other restrictions in the form of non-fundamental policies are subject to change by The Commerce Funds’ Board of Trustees without shareholder approval. In addition, the Funds’ investment objectives are fundamental and may not be changed without shareowner approval. If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund’s investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act. Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of the fluctuation in the value of the Fund’s assets.

As a matter of fundamental policy, no Fund may:

1. Invest more than 25% of its total assets in the securities of issuers in any one industry; and with respect to 75% of a Fund’s total assets no Fund may: (i) invest more than 5% of a Fund’s total assets in the securities of any one issuer; and (ii) hold more than 10% of the outstanding voting securities of any one issuer; provided that the foregoing does not apply to the Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds. Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements fully collateralized by such securities are excepted from these limitations.

2. Purchase or sell real estate, except that a Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.

3. Make loans to other persons, except that the purchase of all or a portion of an issue of securities or obligations of the type in which a Fund may invest shall not be deemed to be the making of a loan, and except further that a Fund may enter into repurchase agreements in accordance with its investment objective and policies and may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets (including the value of the collateral for the loan).

4. Borrow money, issue senior securities or pledge its assets, except that a Fund may borrow from banks and enter into reverse repurchase agreements as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 33 1/3% (taken at market value) of its total assets (including the amount borrowed) and pledge its assets to secure such borrowings, provided the Fund maintains asset coverage of at least 300% for all such borrowings. No Fund will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund’s investment practices are not deemed to be pledged for purposes of this limitation.

5. Purchase securities on margin, except that (i) a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (ii) a Fund may pay initial or variation margin in connection with futures and related option transactions, and (iii) this investment limitation shall not apply to a Fund’s transactions in futures contracts and related options or to a Fund’s transactions in securities on a when-issued or forward commitment basis.

6. Underwrite securities of other issuers, except insofar as a Fund technically may be deemed an underwriter under the 1933 Act, in purchasing and selling portfolio securities and except insofar as such underwriting would comply with the limits set forth in the 1940 Act.

7. Purchase or sell commodities or contracts on commodities, except to the extent a Fund may do so in accordance with applicable law and a Fund’s current prospectus and statement of additional information, as it may be amended from time to time, and without registering as a commodity pool operator under the Commodities Exchange Act.

As a matter of fundamental policy:

1. Each of the Tax-Free Funds will limit its investments so that less than 25% of the Fund’s total assets will be invested in the securities of the issuers in any one industry. For purposes of this restriction, state and municipal governments and their agencies and instrumentalities, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements fully collateralized by securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not deemed to be industries in connection with the issuance of tax-exempt securities. Thus, these Funds may invest 25% or more of the value of their total assets in Municipal Obligations that are related in such a way that an economic, business or political development or change affecting one Municipal Obligation would also affect other Municipal Obligations. For example, these Funds may so invest in (a) Municipal Obligations the interest on which is paid solely from revenues of similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities, (b) Municipal Obligations whose issuers are in the same state, or (c) industrial development obligations. A Fund will not purchase securities (except U.S. Government obligations) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of the total assets of the National Tax-Free Intermediate Bond Fund, and up to 50% of the total assets of the Missouri Tax-Free Intermediate Bond Fund and up to 50% of the total assets of the Kansas Tax-Free Intermediate Bond Fund, may be invested without regard to this 5% limitation (although not more than 25% of the Missouri Tax-Free Intermediate Bond Fund or Kansas Tax-Free Intermediate Bond Fund total assets will be invested in the securities of any one issuer). In addition, the Missouri Tax-Free Intermediate Bond Fund and the Kansas Tax-Free Intermediate Bond Fund, with respect to 50% of their assets, will not hold more than 10% of the outstanding voting securities of any one issuer.

As a matter of non-fundamental policy, no Fund may:

1. Make short sales of securities or maintain a short position, except that a Fund may make short sales against-the-box (defined as the extent to which a Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short).

2. Invest in illiquid securities if as a result more than 15% of its net assets would be invested in such securities.

3. Invest in real estate limited partnership interests or participations or other direct interests in or enter into leases with respect to oil, gas or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of a Fund would be invested in such programs, except that a Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration of development activities.

4. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof with respect to more than 25% (5% with respect to the Tax-Free Funds) of the value of its net assets.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust is required by the SEC to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Trust’s annual and semi-annual reports on Form N-CSR for the second and fourth quarters and on Form N-Q for the first and third fiscal quarters. These filings are generally available within sixty days of the end of the Trust’s fiscal quarter. In addition, the Trust also may make complete portfolio holdings information publicly available by posting the information on the Trust’s website (www.commercefunds.com).

The Trust’s Board has adopted a portfolio holdings disclosure policy (the “Policy”) which prohibits the release of information concerning Holdings (“Holdings”) or other portfolio attribution information (“Attribution Information”) that has not been made public through SEC filings or the Trust’s website. Under the Policy, neither the Trust nor any Trust representative may solicit or accept any compensation or other consideration in connection with Holdings or Attribution Information.

The Policy provides that the Adviser’s employees may release or otherwise disclose Holdings only if: the request is made in a writing that contains a description of the uses to be made of the information; the requestor signs a confidentiality agreement, which has been reviewed by Trust counsel and which provides in substance that the requestor will keep the portfolio holdings confidential and refrain from trading on the basis of the information received; and there is a legitimate business purpose for the disclosure. The Policy also provides that: with respect to securities on the investment schedule that have been sold short, if any, no specific information should be given; the schedule of investments may include market values, CUSIP numbers, ticker symbols, number of shares, etc. but not the cost basis of the securities; and the Adviser’s Chief Compliance Officer will verify the Holdings as shown by the month-end or quarter-end schedule of investments.

In addition, the Adviser’s Chief Compliance Officer will approve the disclosure in advance. The Adviser’s Chief Compliance Officer will only approve such disclosure after (1) concluding that disclosure is in the best interests of the Fund and its shareholders, (2) considering any conflict of interest between the Fund and its shareholders on the one hand and the Fund’s adviser and the adviser’s affiliates on the other and (3) the recipient has agreed in writing to maintain the confidentiality of the undisclosed Holdings or Attribution Information. The Adviser’s Chief Compliance Officer is responsible for the creation of a written record that states the basis for the conclusion that the disclosure is in the best interests of the Fund and its shareholders.

Subject to the above restrictions, the Trust’s Holdings may be disclosed to information vendors and news agencies (e.g. Morningstar, Lipper) the next day after the Holdings are posted on the Trust’s website.

The Trust currently posts the Holdings no earlier than 10 calendar days after the end of each month. Attribution Information, including top ten Holdings of a Commerce Fund, may be released quarterly to certain financial consultants and analysts (e.g., plan administrators, sponsors, other institutions) the next day after the Attribution Information is posted to the Trust’s website. The Commerce Funds currently plans to post Attribution Information on its website no earlier than the 15th day following the end of the month. Such data will generally be limited to issuer names, portfolio weightings, compositions, and other Adviser-approved Attribution Information. Certain non-sensitive Attribution Information may be distributed immediately following month-end by the Adviser to brokers on a “when available” basis. This information may include certain financial ratios, sector percentages, country allocation percentages, asset percentages, market capitalization, total number of holdings, duration of bonds and other Attribution Information approved by the Chief Compliance Officer.

In accordance with the policy, the identity of those recipients who currently receive non-public Holdings information on an ongoing basis is as follows: The Adviser and its affiliates, the Trust’s co-administrators, the Trust’s independent registered public accounting firm, the Trust’s Custodian, the Trust’s legal counsel, the Trust’s financial printer – RR Donnelley, and the Trust’s proxy voting service – Broadridge Financial Solutions, Inc. (“Broadridge”). Such Holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). From time to time, portfolio holdings information may be provided to broker-dealers solely in connection with the Trust seeking portfolio securities trading suggestions. In providing this information reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

Any waivers or exemptions under the Policy must be reviewed by the Adviser’s Chief Compliance Officer, in consultation with Trust counsel. The Trust’s Chief Compliance Officer is required to report all disclosures of Holdings to the Board of Trustees of the Trust on a quarterly basis.

PRICING OF SHARES

The net asset value per share for each Fund of The Commerce Funds is calculated by adding the value of all portfolio securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of shares outstanding of the Fund. Assets that belong to the Fund consist of the consideration received upon the issuance of shares of the Fund together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of The Commerce Funds not belonging to a particular investment portfolio.

Investments in securities and exchange traded funds traded on a U.S. or foreign securities exchange or the NASDAQ National Market System or for investments in securities traded on a foreign securities exchange for which an independent service is not available are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will be reflected in a Fund’s next determined NAV if the Trust, in its discretion, determines to make an adjustment in light of the nature and significance of the event, consistent with applicable regulatory guidelines. Upon such determination the Fund utilizes a price from an independent service, if available. The independent service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates. Securities for which quotations are not readily available or deemed to be inaccurate by the Adviser are valued at fair value using methods approved by The Commerce Fund’s Board of Trustees.

The value of a Fund’s portfolio securities that are traded on stock exchanges outside the United States are based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation, except when an occurrence subsequent to the time a value was so established is likely to have changed such value; then the fair value of those securities will be determined through consideration of other factors by or under the direction of The Commerce Funds’ Board of Trustees. Securities trading in over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m. Eastern time. In addition, European and Pacific Basin securities trading may not take place on all Business Days (as defined in the prospectus). Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days that are not considered to be

Business Days. The calculation of the net asset value of the Fund may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and 4:00 p.m. Eastern time, and at other times, may not be reflected in the calculation of net asset value of the Fund unless the Fund, in its discretion, determines to make an adjustment in light of the nature and significance of the event, consistent with applicable regulatory guidance.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds are offered and sold on a continuous basis by The Commerce Funds’ Distributor, Goldman, Sachs & Co., acting as agent for The Commerce Funds. Shares of the Funds are sold to investors at the net asset value next determined after a purchase order is received.

Additional Redemption Information

Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Commerce Funds may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)

On any business day when the Securities Industry and Financial Markets Association (“SIFMA”) recommends that bond markets close early, each Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given on the next business day.

In addition to the situations described in the prospectus under “Redeeming Shares,” The Commerce Funds may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Funds as provided in the prospectus.

In an exchange, the redemption of shares being exchanged will be made at the per share net asset value of the shares to be redeemed next determined after the exchange request is received, plus any applicable redemption fee. The shares of the Fund to be acquired will be purchased at the per share net asset value of those shares next determined after acceptance of the purchase order by The Commerce Funds in accordance with its customary policies for accepting investments.

A Fund may make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund’s responsibilities under the 1940 Act. In the event shares are redeemed for securities or other property, shareowners may incur additional costs in connection with the conversion thereof to cash. Redemption in kind is not as liquid as a cash redemption. Shareowners who receive a redemption in kind may receive less than the redemption value of their shares upon sale of the securities or property received, particularly where such securities are sold prior to maturity.

Retirement Plans

Profit-Sharing/401(k) Plan. The Adviser’s affiliate, Commerce Bank (“Commerce Bank”), in coordination with the Commerce Funds, offers a profit-sharing plan (including an optional section 401(k) component) (the “Profit-Sharing/401(k) Plan”) for use by both self-employed individuals (sole proprietorships, partnerships, and limited liability companies) and corporations who wish to use shares of the Funds as a funding medium for a retirement plan qualified under section 401 of the Internal Revenue Code of 1986, as amended (the “Code”).

The Code provides certain tax benefits for contributions by a self-employed individual or corporation to the Profit-Sharing/401(k) Plan. For example, contributions to the Plan are deductible for federal income tax purposes (subject to certain limits), and earnings on the contributions are not subject to federal income tax until distributed. However, distribution of amounts from the Profit-Sharing/401(k) Plan to a participant before the participant attains age 59 1/2 will (with certain exceptions) result in an additional 10% tax on the amount included in the participant’s gross income.

Individual Retirement Accounts. Commerce Bank, in coordination with the Commerce Funds, offers individual retirement accounts (the “Traditional IRA”) for use by individuals with compensation for services rendered (including earned income from self-employment) who wish to use shares of the Funds as a funding medium for individual retirement saving. The Code limits the amount an individual may contribute to a Traditional IRA on a deductible and/or nondeductible basis; deductible contributions and earnings on both deductible and nondeductible contributions are not subject to federal income tax until distributed. An individual who has attained, or will attain, age 70 1/2 before the end of the taxable year may no longer make contributions (other than rollover contributions) to a Traditional IRA held on his or her behalf. Distribution of an individual’s Traditional IRA assets (and earnings thereon) before the individual attains age 59 1/2 will (with certain exceptions) result in an additional 10% tax on the amount included in the individual’s gross income.

Commerce Bank permits certain employers (including self-employed individuals) to make contributions to an employee’s Traditional IRA if the employer establishes a Simplified Employee Pension (“SEP”) plan. A SEP permits an employer to make discretionary contributions to all of its eligible employees’ Traditional IRAs equal to a uniform percentage of each employee’s compensation (subject to certain limits). The Code provides certain tax benefits to employers who contribute to an employee’s Traditional IRA pursuant to a SEP. For example, employer contributions to an employee’s Traditional IRA pursuant to a SEP are deductible for federal income tax purposes (subject to certain limits), and the contributions and earnings thereon are not subject to federal income tax until distributed.

Commerce Bank also has available a Roth individual retirement account (the “Roth IRA”) for use by individuals with compensation for services rendered. Individuals whose modified adjusted gross income (“MAGI”) is within the applicable income limits (for 2012, an MAGI of less than $125,000 for a single individual and an MAGI of less than $183,000 for married couples filing jointly) may contribute to a Roth IRA for the individual and for his or her nonworking spouse at any age, even after the Roth IRA owner has attained age 70 1/2, as long as the owner has earned income. Roth IRA contributions are not deductible for federal income tax purposes. Earnings on amounts contributed to a Roth IRA, however, may be withdrawn tax- and penalty-free if the Roth IRA has been held for at least five years (beginning with the first day of the tax year for which a contribution was made to any Roth IRA of the account owner) and the distribution is made at or after the account owner’s attainment of age 59 1/2 or is due to another qualifying event. Earnings on distributions which do not meet these criteria are generally subject to federal income tax and a 10% tax on the amount includible in gross income.

Generally, an individual is eligible to roll over, transfer or convert all or any portion of an existing Traditional IRA into a Roth IRA, or to roll over distributions from other eligible retirement plans to a Roth IRA. The amount converted or rolled over to the Roth IRA will be treated as a distribution for federal income tax purposes and is includible in the individual’s gross income (except for any nondeductible contributions). Although the converted or rolled over amount is generally included in income, the 10% early distribution penalty will not apply to rollovers or conversions to a Roth IRA, regardless of whether the individual qualifies for any other exceptions to the 10% penalty.

The total annual contributions to all of an individual’s Traditional and Roth IRAs (not including amounts converted to a Roth IRA and rollovers) may not exceed the lesser of $5,000 (for 2012) or 100% of the individual’s compensation, except that an individual who has attained age 50 (or who will attain age 50 before the end of the year) may make an additional annual “catch-up” contribution of up to $1,000 (for 2012).

Savings Incentive Match Plan for Employees of Small Employers. Finally, Commerce Bank offers a simplified tax-favored retirement plan for employees of small employers (a “SIMPLE IRA Plan”). Each eligible employee of an employer that maintains a SIMPLE IRA Plan may choose to defer a percentage (up to $11,500 for 2012 and indexed for inflation thereafter) of his or her pre-tax compensation (subject to certain limits) to the employee’s SIMPLE individual retirement account (a “SIMPLE IRA”). In addition, an employee who has attained age 50 (or who will attain age 50 before the end of the year) may make an additional “catch-up” contribution not in excess of $2,500 (for 2012). The employer must generally make an annual, nondiscretionary contribution to the SIMPLE IRA of each eligible employee. The Code provides certain tax benefits for contributions by an employer, pursuant to a SIMPLE IRA Plan, to an employee’s SIMPLE IRA. For example, these contributions are deductible for federal income tax purposes (subject to certain limits), and the contributions and earnings thereon are not subject to federal income tax until distributed.

* * * * * * *

In the Profit-Sharing/401(k) Plan and in the IRAs available through Commerce Bank, distributions of net investment income and capital gains from the Funds will be automatically reinvested in the Funds.

The foregoing brief descriptions are not complete or definitive explanations of the Profit-Sharing/401(k) Plan or IRAs available for investment. In addition, the foregoing plans are not available for purposes of the Tax-Free Funds. Any person who wishes to establish a retirement plan account may do so by contacting Commerce Bank directly. The complete Plan and IRA documents and applications will be provided to existing or prospective shareowners of the Funds upon request, without obligation. The Commerce Funds and Commerce Bank recommend that investors consult their attorneys or tax advisers to determine if the retirement programs described herein are appropriate for their needs.

PROXY VOTING

The Board, on behalf of the Funds, has delegated the voting of portfolio securities to the Adviser in its capacity as investment adviser. Commerce has adopted proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which Commerce has voting discretion, including the Funds, to assess appropriately each proxy issue. The Proxy Voting Policy includes a summary of the Adviser’s proxy policies with respect to: the election of the board of directors; appointment of independent auditors; issues of corporate structure and shareholder rights; executive and director equity-based compensation; and corporate social and policy issues. Commerce has also established a Proxy Voting Committee to address any unusual or undefined voting issues that may arise during the year as well as conflicts of interest involving proxy voting.

In addition, Commerce has engaged Broadridge Financial Solutions, Inc. (“Broadridge”) to obtain, vote and record proxies in accordance with the Adviser’s Proxy Voting Policy. The Adviser directs Broadridge how to vote the proxies through proxy guidelines. Broadridge will promptly notify the Adviser of any proxy issues that are not covered by the proxy guidelines. Commerce does not believe that conflicts of interests will generally arise in connection with its proxy voting policies. However, if any conflicts do arise, the Proxy Voting Committee may consider engaging an independent third party to vote the proxy or take other measures to mitigate the conflict.

The following is a brief summary of some of the more significant proxy guidelines provided to Broadridge by the Adviser on behalf of all the Funds:

Board of Directors

The Adviser will generally vote in support of management’s nominees for the board of directors; however, they may choose not to support management’s proposed board if circumstances warrant such consideration. In contested elections, the Adviser votes for management nominees.

Changes to Capital Structure

The Adviser votes for management proposals to increase or decrease common stock. The Adviser will vote against authorization of preferred stock if the board has unlimited rights to set the terms and conditions of shares. The Adviser will vote for management proposals to merge with or acquire another company or spin off or sell its assets.

Corporate Governance

The Adviser votes for management proposals to: eliminate cumulative voting; limit the liability of the directors; reduce the board size if the company has cumulative voting; and adopt a classified board. The Adviser votes against management proposals to ratify or adopt shareholder rights plans (i.e., poison pills) and votes for management proposals to redeem such plans. The Adviser will vote: for management proposals to restore shareholders’ rights to call a special meeting; against management proposals to eliminate shareholders’ right to act by written consent; and against amendments to establish supermajority vote provisions to approve a merger or other business combination.

Equity Compensation Plans

The Adviser votes against any stock incentive plan (including increases to shares authorized to be issued under such plans) that results in dilution of more than 20%. In addition, the Adviser votes for management proposals to adopt stock incentive plans for non-employee directors. However, the Adviser votes against director stock award plans if they would result in dilution of more than 20%. The Adviser votes for management proposals to: limit per-employee annual option awards; and adopt employee stock purchase plans.

Shareholder Proposals

The Adviser votes for shareholder proposals that seek to increase board independence and eliminate or reduce supermajority charter or bylaw provisions. The Adviser will vote against shareholder proposals to: repeal a classified board if the company does not have a shareholder rights plan; request that the chairman of the board be chosen from the non-employee directors; restrict executive officer or director compensation; and establish a policy of expensing the costs of all future stock options in the company’s financial statements.

A description of the policies and procedures that Commerce Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-995-6365 or the Funds’ website at www.commercefunds.com and (ii) on the SEC’s website at www.sec.gov.

Information regarding how Commerce voted proxies relating to portfolio securities held by the Commerce Funds during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-995-6365 or on the Funds’ website at www.commercefunds.com and (ii) on the SEC’s website at www.sec.gov.

CODE OF ETHICS

The Trust, Adviser and Distributor have each adopted a code of ethics under Rule 17j-1 of the Act and the Investment Advisers Act of 1940 that permits their personnel who are subject to the code to invest in securities, including securities that may be purchased or held by the Funds.

DESCRIPTION OF SHARES

Under the Funds’ Trust Instrument, the shares of beneficial interest in the Commerce Funds shall be divided into such transferable shares of one or more separate and distinct series or classes of a series, as the Trustees shall from time to time create and establish. The Trustees may, from time to time and without vote of the shareowners, issue shares to a party or parties and for such amount and type of consideration and on such terms, subject to applicable law, as the Trustees may deem appropriate. The Trustees may issue fractional shares and shares held in treasury. Also, the Trustees may from time to time divide or combine the shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the Commerce Funds. The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account.

Each of the Funds currently offers one class of shares.

Fund shares have no preemptive rights and only such conversion and exchange rights as the Board of Trustees may grant in its discretion. All shares issued as described in the prospectus will be fully paid and non-assessable.

Each share of a series shall represent an equal beneficial interest in the net assets of such series. Each holder of shares of a series shall be entitled to receive distributions of income and capital gains, if any, which are made with respect to such series and which are attributable to such shares. Upon redemption of shares, a shareowner shall be paid solely out of the funds and property of such series of The Commerce Funds.

The Trustees shall have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of shareowners of any series of The Commerce Funds, to establish and designate and to change in any manner any such series of shares or any classes of initial or additional series and to fix such relative preferences, voting powers, rights and privileges of such series or classes thereof as the Trustees may from time to time determine, to divide or combine the shares or any series or classes thereof into a greater or lesser number, to classify or reclassify any issued shares or any series or classes thereof into one or more series or classes of shares, and to take such other action with respect to the shares as the Trustees may deem desirable.

The Trustees shall also have full power and authority, without shareholder approval, to sell and convey all or substantially all of the assets of The Commerce Funds or any series to another entity or to a separate series of shares thereof, for adequate consideration. The sale or conveyance may include the assumption of all outstanding obligations, taxes and other liabilities and may include shares of beneficial interest, stock or other ownership interests. In the alternative, the Trustees may, without shareholder approval, sell and convert into money all of the assets of The Commerce Funds or any series. After such actions, the Trustees will distribute the remaining proceeds or assets (as the case may be) of each series (or class) ratably among the holders of shares of those series then outstanding.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareowners of The Commerce Funds voting together in the aggregate without regard to a particular investment portfolio.

The shareowners have the power to vote only for the election of Trustees, for the removal of Trustees and with respect to such additional matters relating to The Commerce Funds as may be required by law, by the Trust Instrument, or as the Trustees may consider desirable. The Trustees may also determine that a matter affects only the interests of one or more classes of a series, in which case any such matter shall be voted on by such class or classes. Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy or in any manner provided for in the By-laws. A proxy may be given in writing, by telefax, or in any other manner provided for in the By-laws.

Special meetings of the shareowners of any series may be called by the Trustees and shall be called by the Trustees upon the written request of shareowners owning at least 10% of the outstanding shares entitled to vote. Whenever ten or more shareowners meeting the qualifications set forth in Section 16(c) of the 1940 Act seek the opportunity of furnishing materials to the other shareowners with a view to obtaining signatures on such a request for a meeting, the Trustees shall provide shareowners access to The Commerce Funds’ list of record shareowners or the mailing of such materials to such record shareowners, subject to the applicable provisions of the 1940 Act. Notice shall be sent by mail or such other means as determined by the Trustees at least 15 days prior to any such meeting. One-third of the shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a shareowners’ meeting, except that where any provision of law or of the Trust Instrument permits or requires that holders of any series shall vote as a series (or that holders of a class shall vote as a class), then one-third of the aggregate number of shares of that series (or that class) entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series (or that class). Any action which may be taken by the shareowners of The Commerce Funds or of a series may be taken without a meeting if shareowners holding more than a majority of the shares entitled to vote, except when a larger vote is required by law or by any provision of the Trust Instrument, shall consent to the action in writing, provided that such action by written consent is approved by the Board of Trustees.

When used in the prospectus or in this Statement of Additional Information, a “majority” of shareowners of The Commerce Funds or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in an investment objective or a fundamental investment policy, the vote of the lesser of (1) 67% of the shares of The Commerce Funds or a Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of The Commerce Funds or a Fund.

The Trust Instrument provides that the Trustees, when acting in their capacity, will not be personally liable to any person other than The Commerce Funds or a beneficial owner for any act, omission or obligation of The Commerce Funds or any Trustee. A Trustee shall not be liable for any act or omission in his capacity as Trustee, or for any act or omission of any officer or employee of The Commerce Funds or of any other person or party, provided that nothing contained in the Trust Instrument or in the Delaware Statutory Trust law shall protect any Trustee against any liability to The Commerce Funds or to shareowners to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.

ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting the Funds and their shareowners that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareowners, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisor with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this Additional Statement are based on the Code and the laws and regulations issued thereunder as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Federal Taxes

Each Fund has elected to be treated and intends to qualify for each taxable year as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. To qualify as such, a Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareowners. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareowners in accordance with certain timing requirements of the Code.

There are certain tax requirements that each Fund must follow in order to avoid federal taxation. In their efforts to adhere to these requirements, the Funds may have to limit their investment activities in some types of instruments. Qualification as a regulated investment company under the Code generally requires, among other things, that (1) a Fund derive at least 90% of its gross income (including tax-exempt interest) for each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities, or foreign currencies or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to the Fund’s business of investing in stocks, securities or currencies (the “90% gross income test”); and (2) a Fund diversify its holdings so that, at the close of each quarter of each taxable year of the Fund, (a) at least 50% of the market value of the Fund’s total (gross) assets is comprised of cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total (gross) assets is invested in the securities of any one issuer (other than U.S. Government Securities and securities of other regulated investment companies), two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or certain publicly traded partnerships.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and 98.2% capital gain net income (excess of capital gains over capital losses) for the one-year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareowners in any taxable year for which it distributes, in compliance with the Code’s timing and other requirements, at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its net tax-exempt interest, if any. The Funds intend to make sufficient distributions or deemed distributions each year to avoid liability for corporate income tax. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. The Funds intend to make distributions sufficient to meet these requirements.

If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, its net tax-exempt interest (if any) may be subject to the alternative minimum tax, and its distributions to shareowners will be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged by a Fund, transactions engaged in by the Fund which involve foreign currency, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareowners to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareowners as ordinary income. In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund will make an election to recognize income annually during the period of its ownership of the shares, to the extent possible.

For federal income tax purposes, each Fund is permitted to carry forward a net capital loss incurred in any taxable year beginning before December 23, 2010 to offset its own capital gains, if any, during the eight taxable years following the year of the loss. Capital losses incurred in years beginning after December 22, 2010 may be carried forward indefinitely until used by the Fund. Losses incurred in taxable years beginning after December 22, 2010 are used before losses from prior years. As of October 31, 2011, the Funds have the following capital loss carryforwards:

The Growth Fund has a capital loss carryforward available to offset future capital gains, if any, of approximately $4,097,268, all of which expires in 2017.

The Bond Fund has a capital loss carryforward available to offset future capital gains, if any, of approximately $4,663,771, of which $546,585 expires in 2012, $540,238 expires in 2013 and $3,576,948 expires in 2014.

The Value Fund has a capital loss carryforward available to offset future capital gains, if any, of approximately $9,342,841, of which $8,007,346 expires in 2017 and $1,335,495 expires in 2018.

The Short-Term Government Fund has a capital loss carryforward available to offset future capital gains, if any, of approximately $11,640,954, of which $3,771,248 expires in 2012, $2,538,488 expires in 2013, $2,653,199 expires in 2014, $1,094,544 expires in 2015, $347,228 expires in 2016, $400,692 expires in 2017, $460,436 expires in 2018 and 375,119 expires in 2019.

Federal Tax-Exempt Information

Distributions of the National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds (“Tax-Free Funds”) will generally constitute tax-exempt income for shareowners for federal income tax purposes. However, it is possible, depending upon the Funds’ investments, that a portion of the Funds’ distributions could be taxable to shareowners as ordinary income or capital gains.

The Tax-Free Funds are required to report to shareholders and the Internal Revenue Service the amount of tax-exempt interest paid to shareholders. Shareowners of the Tax-Free Funds should note that taxpayers are required to report the receipt of tax-exempt interest and “exempt-interest dividends” on their federal income tax returns and that in two circumstances such amounts, while exempt from regular federal income tax, are taxable to persons subject to alternative minimum taxes. First, tax-exempt interest and exempt-interest dividends (as defined below) derived from certain private activity bonds generally will constitute an item of tax preference for corporate and noncorporate taxpayers in determining alternative minimum tax liability. Second, all tax-exempt interest and exempt-interest dividends must be taken into account by corporate taxpayers in determining certain adjustments for alternative minimum tax purposes. Additionally, the receipt of tax-exempt interest will be taken into account to determine if any Social Security benefits received are subject to federal income tax.

For a Fund to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of the Fund’s assets at the close of each quarter of the Fund’s taxable year must consist of exempt-interest obligations. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Tax-Free Funds and designated as an exempt-interest dividend in a written notice mailed to shareowners not later than 60 days after the close of the Tax-Free Fund’s taxable year. But, the aggregate amount of dividends so designated by the Tax-Free Funds cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Tax-Free Funds during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by each of the Tax-Free Funds with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareowners receiving dividends from the Tax-Free Funds with respect to such year.

An investment in a Tax-Free Fund is not intended to constitute a balanced investment program. Tax-exempt institutions, retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs are generally tax-exempt and would not, therefore, gain any additional benefit from the Funds’ dividends being tax-exempt. In addition, the Tax-Free Funds may not be an appropriate investment for entities that are “substantial users” of facilities financed by “private activity bonds” or “related persons” thereof. “Substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities or (iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareowners.

State and Local Taxes

State and local income taxes generally apply to interest on bonds of states and political subdivisions outside of the state in which the tax is imposed. Missouri exempts interest on (i) its own obligations, (ii) the obligations of its political subdivisions, (iii) U.S. Government obligations, and (iv) obligations of certain U.S. territories and possessions, from its personal income tax and general corporate income tax. Per Kansas Revenue Department Public Notice No. 12-89-3, 11/1992), the State of Kansas exempts interest on (i) obligations of the State of Kansas, (ii) obligations of any political subdivision of Kansas issued after 1987, (iii) certain obligations of the State of Kansas or of any political subdivision of Kansas issued before 1988, where the authorizing legislation provided an exemption for the income from them; (iv) certain bonds for which interest thereon has been exempted by Kansas laws (i.e., obligations issued as Board of Regents Bonds for Kansas Colleges and Universities, Electrical Generation Revenue Bonds, Industrial Revenue Bonds, Kansas Highway Bonds, Kansas Turnpike Authority Bonds, and Urban Renewal Bonds); and (iv) various specifically-named types of income from certain U.S. governmental obligations for which federal statutes provide an exemption from state income taxation (e.g., United States Treasury, FDIC, FHLA, FSLIC, RTC, U.S. Postal Service, TVA, Production Credit Association, or the governments of Puerto Rico, the United States, Virgin Islands, or Guam).

MANAGEMENT OF THE COMMERCE FUNDS

Trustees and Officers of the Trust

The Board of Trustees of the Trust is responsible for the management of the business and affairs of the Trust. The Trustees and officers of the Trust and their principal occupations for the last five years are set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.”

Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns or is removed by at least two-thirds of the Board of Trustees in accordance with the Trust’s Declaration of Trust; (c) in accordance with the by-laws of the Trust (which may be changed by the Trustees without shareholder approval) at the end of the calendar year during which the Trustee attains the age of 75 years, unless the Board, in its discretion, votes to retain a Trustee; or (d) the Trust terminates.

The Trust does not have procedures in place to accept nominations by shareowners of Trustees. Each officer holds office for an indefinite term until the earliest of: (a) the election of his successor; (b) the date an officer dies, resigns or is removed by the Board of Trustees in accordance with the Trust’s by-laws; or (c) the Trust terminates.

Trustee Experience

The Board believes that each Trustee is qualified to serve as a Trustee of the Trust. The Board and Nominating Committee, which is responsible for nominating all independent Trustees, considers various criteria from time to time with respect to Trustee candidates. In general, the Board and Nominating Committee seek to balance diverse experience, skills, attributes and other factors, all of which allow the board to function efficiently and in the best interests of shareholders. Among other things, the Board and Nominating Committee consider a Trustee’s education, professional training, standing in the community, public service, academic and professional positions, experience with other boards of public companies, non-profit work, evidence of leadership and similar attributes. A Trustee’s commitment to participation in Board and Committee meetings is also important.

In addition, each Trustee is required to possess certain qualities such as integrity, intelligence, the ability to critically discuss and analyze issues presented to the Board of Trustees, and an understanding of a trustee’s fiduciary obligations with respect to a registered investment company. Information about each Trustee’s specific experience, skills, attributes and qualifications, which were considered by the Board, are set forth below.

Name, Address and Age	Position(s) Held with The Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee†

INDEPENDENT TRUSTEES

David L. Bodde c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 Age: 69	Lead Independent Trustee	18 years	Professor and Senior Fellow, Clemson University since August 2004; Charles N. Kimball Professor of Technology and Innovation, University of Missouri, Kansas City from July 1996 to July 2004.*	8	Director, Great Plains Energy Inc.

Charles W. Peffer c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 Age: 64	Trustee	9 years	Retired. Former Partner and Managing Partner of KPMG LLP until 2002.	8	Director, Garmin Ltd. (aviation and consumer technology); Director, NPC International Inc. (restaurant and business) (from 2006 to Dec. 2011); and Director, Sensata Technologies Holding N.V. (sensors and control systems for various manufacturing products).

James M. Snowden, Jr. c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 Age: 68	Trustee	1 year	Executive Vice President, Huntleigh Securities Corporation since 1995.	8

*	Mr. Bodde also serves as the President and CEO of MRI Ventures, technology commercialization arm of the Midwest Research Institute since 2011.
**	The “Fund Complex” consists of the Trust.
†	Directorships of companies required to report to the SEC under the 1934 Act (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Name, Address and Age	Position(s) Held with The Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee†

INTERESTED TRUSTEE

***Martin E. Galt, III c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 Age: 70	Trustee and Chairman	9 years	Chairman, Commerce Family Office, since December 1, 2011; Chairman, The Commerce Trust Company, September 2004 to October 31, 2010; President, Investment Products, TIAA-CREF, January 1999 to October 2003; Executive Vice President, Bank of America (f/k/a Nations Bank), 1997 to 2000.	8	None

***	Mr. Galt is an interested person of the Trust because he is the Former Chairman of The Commerce Trust Company, an affiliate of the Adviser and the Trust, and because he owns shares of the Adviser’s parent Company, Commerce Bancshares, Inc. He also currently services as Chairman of the Commerce Family Office.

OFFICERS

Name, Address and Age	Position(s) Held with The Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years

William R. Schuetter Commerce Investment Advisors, Inc. 922 Walnut Street Kansas City, MO 64106 Age: 51	President	3 years	Chief Operations Officer, Commerce Investment Advisors, Inc. since May 2001; Director, Commerce Investment Advisors, Inc. since April 2008; Vice President, Commerce Bank since 1998; President of The Commerce Funds since May 2008; Vice President and Business Manager for The Commerce Funds from December 1998 to May 2008.

Angela Dew Commerce Investment Advisors, Inc. 922 Walnut Street Kansas City, MO 64106 Age: 34	Secretary, Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	5 years	Chief Compliance Officer of the Trust, since 2007; Chief Compliance Officer, Commerce Investment Advisors, Inc. since 2007; Senior Audit Analyst, Commerce Bank, September 2001 to January 2007.

OFFICERS

Name, Address and Age	Position(s) Held with The Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years

Scott McHugh Goldman, Sachs & Co. 200 West Street New York, NY 10282 Age: 40	Treasurer	4 years	Vice President, Goldman Sachs Asset Management, Global Products Services Group, since February 2007; Treasurer, Goldman Sachs Mutual Fund Complex since October 2009; Assistant Treasurer, Goldman Sachs Mutual Fund Complex, 2007 to October 2009; Director, DWS Scudder, 2005 to February 2007; Assistant Treasurer, DWS Scudder Funds, 2005 to February 2007; Vice President, DWS Scudder, 2002 to 2005.

Peter W. Fortner Goldman, Sachs & Co. 30 Hudson Street Jersey City, NJ 07302 Age: 54	Chief Accounting Officer	4 years	Vice President, Goldman, Sachs & Co. since July 2000; Assistant Treasurer, Goldman Sachs Mutual Fund Complex since July 2000.

Philip V. Giuca, Jr. Goldman, Sachs & Co. 30 Hudson Street Jersey City, NJ 07302 Age: 49	Assistant Treasurer	13 years	Assistant Treasurer and Vice President, Goldman, Sachs & Co. since May 1992; Assistant Secretary, The Goldman Sachs Group Inc. since 2000.

Patricia Meyer Goldman, Sachs & Co. 200 West Street New York, NY 10282 Age: 38	Assistant Secretary	2 years	Vice President and Associate General Counsel, Goldman, Sachs & Co. since 2008; Vice President and Assistant General Counsel, Goldman, Sachs & Co., 2006 to 2008; Associate, Simpson Thacher & Bartlett LLP 2000 to 2006.

Jeffrey Bolin Commerce Investment Advisors, Inc. 922 Walnut Street Kansas City, MO 64106 Age: 44	Assistant Vice President	3 years	Assistant Vice President and Business Manager, Commerce Investment Advisors, Inc. and The Commerce Funds since November 2008; Assistant Vice President and Trust Operations Manager, The Commerce Trust Company, December 1998 to July 2008.

Leadership Structure

The Board of Trustees is currently composed of four Trustees, three of whom are Independent Trustees and one of whom is an Interested Trustee. The Chairman of the Board of Trustees, Mr. Galt, is an Interested Trustee because he is the former Chairman of The Commerce Trust Company, an affiliate of the Adviser and the Trust, because he owns shares of the Adviser’s parent, Commerce Bancshares, Inc. and because he is Chairman of the Commerce Family Office. Mr. Bodde serves as the Board’s Lead Independent Trustee.

The Lead Independent Trustee performs a number of functions, including helping to set the agenda for the Board meetings, presiding over meetings of the independent Trustees and advising the Chairman on the quality, quantity and timeliness of the flow of information from management that is necessary the independent Trustees to perform their duties effectively and responsibly.

Each Trustee was nominated to serve on the Board of Trustees because of his experience, skills and qualifications. See “Trustee Experience” above. The Board of Trustees believes that its leadership structure is consistent with industry practices and is appropriate in light of the size of the Trust and the nature and complexity of its business. In particular:

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Board Composition. The Trustees believe that having a super-majority of Independent Trustees (75%) is appropriate and in the best interest of shareholders. The Trustees also believe that having Mr. Galt serve as the Chairman brings management and financial insight that is important to certain of the Board of Trustees’ decisions and also in the best interest of shareholders. The Trustees believe that having Mr. Bodde serve as the Lead Independent Trustee further protects the best interest of shareholders.

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Independent Trustee Meetings and Executive Sessions. The Trustees believe that meetings of the Independent Trustees, including in executive session with independent counsel, help the Trustees manage conflicts of interest among Fund affiliates and provide for oversight of the Funds’ service providers. The Independent Trustees hold meetings in executive session with themselves as well as third parties, such as the Trust’s auditors and chief compliance officer. The Trustees also believe that these sessions allow the Independent Trustees to deliberate candidly and constructively, separately from management, in a manner that affords honest disagreement and critical questioning.

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Committee Structure. The Board of Trustees has established three standing committees, the Nominating Committee, the Audit Committee and the Compensation Committee. The Nominating Committee is responsible for the selection and nomination of candidates for appointment or election to serve as Trustees. The Nominating Committee consists of the three Independent Trustees (Messrs. Bodde, Snowden and Peffer). There was one formal meeting of the Nominating Committee during the fiscal year ended October 31, 2011. The Nominating Committee will consider nominees recommended by shareowners. Recommendations should be sent to Diana E. McCarthy, counsel to the independent Trustees, at One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103. The Audit Committee consists of the three Independent Trustees (Messrs. Bodde, Snowden and Peffer). Mr. Peffer is the Chairman and financial expert of the Audit Committee. The purpose of the Audit Committee is, among other things, to oversee (i) the Funds’ accounting and financial reporting policies and practices; (ii) the independent accountants’ qualifications and independence; and (iii) the quality and objectivity of the Funds’ financial statements and independent audit thereof. The Committee also acts as a liaison between the

Funds’ independent auditors and the Board. There were two formal meetings of the Audit Committee during the fiscal year ended October 31, 2011. The Compensation Committee is responsible for reviewing and establishing the Trustees’ compensation. The Compensation Committee consists of the three Independent Trustees (Messrs. Bodde, Snowden and Peffer). There were no formal meetings of the Compensation Committee during the fiscal year ended October 31, 2011.

Risk Oversight

The Trust is subject to a number of risks, including, among others, investment, compliance, operational, and valuation risks. Risk oversight is a part of the Board of Trustees’ general oversight of the Trust and is addressed as part of various Board and committee activities. Day-to-day risk management functions are the responsibilities of the Adviser and other service providers (depending on the nature of the risk), which carry out the Trust’s investment management and business affairs. The Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that may give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they occur. The Adviser and the Trust’s other service providers have their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models.

Currently, the Board receives and reviews risk reports on a quarterly basis from the Trust’s chief compliance officer (“CCO”). These reports cover such risk areas as investment, compliance, operations, valuation, liquidity, credit and other similar risks. In addition, the Board receives and reviews information on risks related to the Funds from their independent registered public accounting firm.

The Audit Committee plays an important role in the Board of Trustees’ risk oversight. Working with the Trust’s independent registered accountants, the Audit Committee ensures that the Trust’s annual audit scope includes risk-based considerations, such that the auditors consider the risks potentially impacting the audit findings as well as risks to the Trust’s financial position and operations.

The Board of Trustees also monitors and reviews the performance metrics of each of the funds within the Trust and regularly confers with the Adviser on performance-related issues.

The CCO also plays an important role in risk management. Currently, she reports to the Board of Trustees at least quarterly regarding compliance and legal risk issues. In addition to providing quarterly reports, the CCO provides an annual report to the Board of Trustees in accordance with the Trust’s compliance policies and procedures. The CCO regularly discusses relevant compliance and legal risk issues affecting the Trust during private meetings with the Independent Trustees and their counsel. The CCO updates the Board of Trustees on the application of the Trust’s compliance policies and procedures and discusses how they mitigate risk. The CCO also reports to the Board of Trustees immediately regarding any problems associated with the Trust’s compliance policies and procedures that could expose (or that might have the potential to expose) the Trust to risk.

*        *        *

Certain of the officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Goldman Sachs and its respective affiliates. The Commerce Funds has been advised by such officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. Messrs. Fortner, McHugh, Giuca and Meyer hold similar positions with one or more investment companies advised by Goldman Sachs. Messrs. Schuetter and Bolin, and Ms. Dew also serve as President and Chief Operations Office, Assistant Vice President and Business Manager, and Secretary and Chief Compliance Officer, respectively, of the Adviser.

Each Trustee of the Company, receives a fee of $4,290 and $3,900 for each regular and special meeting, respectively, of the Board of Trustees attended, plus $1,000 for each telephone meeting of the Board attended. In addition, the Chairman of the Board receives an annual fee of $5,000 for his services in this capacity. The Audit Committee members receive an annual retainer of $1,000 and a fee of $500 per meeting, and the Chairman of the Audit Committee receives an annual fee of $3,000 for his services in this capacity. All Trustees are reimbursed for out-of-pocket expenses incurred in connection with their attendance at meetings.

Each non-management Trustee is entitled to participate in The Commerce Funds Deferred Compensation Plan (the “Plan”). Under the Plan, a Trustee may elect to have his or her fees deferred. These deferred amounts shall be treated, at the Trust’s sole discretion, (1) as if they had been invested in the shares of one or more portfolios of the Trust or (2) contributed to the Trustee’s account(s) in the form of shares of the investment option(s) in which the Trustee has requested that his deferred compensation be invested. Currently, investments made under the Plan are treated as if they had been invested in shares of one or more portfolios of The Commerce Funds. Thus, while investments made under the Plan are not actually invested in the Funds, Trustees will earn income on the deferred compensation as if they had been invested in the Funds and therefore the performance of their deferred compensation is linked to the performance of the Funds that they elect. Deferral of Trustees’ fees will not have a material effect on a portfolio’s assets, liabilities and net income per share, and will not obligate The Commerce Funds to retain the services of any Trustee or obligate a portfolio to any level of compensation to the Trustee.

The following table provides certain information about the fees paid by The Commerce Funds to the Trustees for services rendered during the fiscal year ended October 31, 2011:

NAME OF PERSON/POSITION	AGGREGATE COMPENSATION FROM THE TRUST*	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	TOTAL COMPENSATION FROM TRUST AND THE FUND COMPLEX†
Interested Trustees
MARTIN E. GALT, III, Trustee, Chairman	$22,160	$0	$22,160

Independent Trustees
**JOHN ERIC HELSING, former Trustee and Chairman	$4,790	$0	$4,790

DAVID L. BODDE, Trustee	$19,160	$0	$19,160

CHARLES W. PEFFER, Trustee	$22,160	$0	$22,160

JAMES M. SNOWDEN, JR., Trustee	$19,160	$0	$19,160

*	During this period, the following Trustees deferred the following amounts pursuant to the Plan: Martin E. Galt III ($190), and David L. Bodde ($28,809).
**	Mr. Helsing retired as a Trustee on December 10, 2010 and was elected as a non-voting Trustee emeritus by the Board on November 18, 2010. He resigned as a non-voting Trustee emeritus in October 2011.
†	Fund Complex means the Trust.

The total aggregate amount held in the Trustees’ Deferred Compensation Plan Accounts as of December 31, 2011 was: John Eric Helsing ($173, 770), David L. Bodde ($232,797), and Martin E. Galt ($17,679) (Mr. Galt was an independent Trustee prior to September 2004 and received compensation from the Trust for his service while an Independent Trustee).

The Trustees owned beneficial shares of the Funds as of December 31, 2011, unless otherwise noted, with values within the ranges indicated in the following chart. Such amounts are in addition to the Trustees’ Deferred Compensation Plan Accounts, which are treated as if they had been invested in Commerce Funds shares. These amounts are shown in the preceding paragraph.

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee
Martin E. Galt, III*	National Tax-Free Intermediate Bond Fund over $100,000 Missouri Tax-Free Intermediate Bond Fund over $100,000	Over $100,000

Independent Trustees
James M. Snowden, Jr.	$0	$0

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
David L. Bodde*	$0	$0
Charles W. Peffer	MidCap Growth Fund: $50,001-$100,000	$50,001-$100,000

*	Mr. Galt is invested in the Funds both directly and through the Deferred Compensation Plan, while Mr. Bodde is invested in the Funds through the Deferred Compensation Plan.

Based on information provided by the Trustees, as of December 31, 2011, no Independent Trustee or his/her immediate family members owned beneficially or of record any securities of the Adviser or Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with such entities.

As of February 1, 2012, the Trustees and officers of The Commerce Funds as a group held less than 1% of the Funds.

Investment Adviser

The Funds are advised by Commerce, a direct subsidiary of Commerce Bank, and an indirect subsidiary of Commerce Bancshares, Inc., a registered multi-bank holding company. Commerce (or its predecessor organizations) have provided investment management services to The Commerce Funds since 1994, to private and public pension funds, endowments and foundations since 1946 and to individuals since 1906.

In the Advisory Agreement with The Commerce Funds, the Adviser has agreed to manage each Fund’s investments and to be responsible for, place orders for, and make decisions with respect to, all purchases and sales of each Fund’s securities. For the advisory services provided and expenses assumed under the Advisory Agreement, the Adviser is entitled to receive a fee calculated as a percentage of the Funds’ average daily net assets as stated below:

Annual Rate
Short-Term Government Fund	0.50%
Bond Fund	0.50%
Growth Fund	0.75%
Value Fund	0.30%*
MidCap Growth Fund	0.75%
National Tax-Free Intermediate Bond Fund	0.50%
Missouri Tax-Free Intermediate Bond Fund	0.50%
Kansas Tax-Free Intermediate Bond Fund	0.50%

*	Effective March 1, 2011, the Value Fund’s advisory fee was reduced from 0.75% to 0.30% pursuant to a fee reduction agreement between the Adviser and the Trust.

For the fiscal years ended October 31, 2011, 2010 and 2009, The Commerce Funds paid the Adviser fees for advisory services as follows:

	Fiscal year ended October 31, 2011	Fiscal year ended October 31, 2010	Fiscal year ended October 31, 2009
Short-Term Government Fund	$631,499	$608,228	$426,465
Bond Fund	$3,304,461	$3,051,549	$2,632,326
Value Fund	$237,265	$467,702	$485,715
Growth Fund	$887,894	$850,337	$781,173
MidCap Growth Fund	$464,865	$384,099	$324,732
National Tax-Free Intermediate Bond Fund	$901,655	$900,467	$772,903
Missouri Tax-Free Intermediate	$1,296,112	$1,248,092	$1,013,949
Kansas Tax-Free Intermediate Bond Fund	$443,180	$400,268	$367,929

In addition, for the fiscal years ended October 31, 2011, 2010 and 2009, the Adviser agreed to reimburse the expenses of certain of the Funds. The effect of these reimbursements during the period was to reduce expenses as follows:

	Fiscal year ended October 31, 2011	Fiscal year ended October 31, 2010	Fiscal year ended October 31, 2009
Short-Term Government Fund	$258,551	$259,286	$214,451
Value Fund	$21,641	$37,382	$15,881
Growth Fund	$67,206	$122,626	$72,945
National Tax-Free Intermediate Bond Fund	$253,978	$286,824	$231,219
Missouri Tax-Free Intermediate Bond Fund	$363,194	$354,671	$264,676
Kansas Tax-Free Intermediate Bond Fund	$180,443	$192,387	$170,416

Under the terms of the Advisory Agreement, the Adviser is obligated to manage the investment of the Funds’ assets in accordance with applicable laws and regulations, including, to the extent applicable, the regulations and rulings of the Office of the Comptroller of the Currency relating to fiduciary powers of national banks. These regulations provide, in general, that assets managed by a national bank as fiduciary may not be invested in stock or obligations of, or property acquired from, the bank, its affiliates or their directors, officers or employees, and further provide that fiduciary assets may not be sold or transferred, by loan or otherwise, to the bank or persons connected with the bank as described above.

The Adviser will not accept The Commerce Funds’ shares as collateral for a loan which is for the purpose of purchasing The Commerce Funds’ shares, and will not make loans to

The Commerce Funds. Inadvertent overdrafts of The Commerce Funds’ account with the Custodian occasioned by clerical error or by failure of a shareholder to provide available funds in connection with the purchase of shares will not be deemed to be the making of a loan to The Commerce Funds by the Adviser.

The Adviser’s own investment portfolio may include bank certificates of deposit, bankers’ acceptances, and corporate debt obligations, any of which may also be purchased by The Commerce Funds. Joint purchase of investments for The Commerce Funds and for the Adviser’s own investment portfolio will not be made. The commercial banking department of The Commerce Trust Company, an affiliate of the Adviser, may have deposit, loan and other commercial banking relationships with issuers of securities purchased by The Commerce Funds, including outstanding loans to such issuers that may be repaid in whole or in part with the proceeds of securities purchased by The Commerce Funds.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by The Commerce Funds in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

PORTFOLIO MANAGERS

The following sets forth the portfolio managers for each of the Funds:

Fund	Portfolio Manager(s)
Growth Fund	Joseph C. Williams, III, CFA; Nong Lin, Phd, CFA*
MidCap Growth Fund	Joseph C. Williams, III, CFA; Nong Lin, Phd, CFA*
Value Fund	Joseph C. Williams III, CFA; Matthew J. Schmitt, CFA; Nong Lin, Phd, CFA*
Bond Fund	Scott M. Colbert, CFA; Brent L. Schowe, CFA*
Short-Term Government Fund	Scott M. Colbert, CFA; Brent L. Schowe, CFA*
National Tax-Free Intermediate Bond Fund	Brian Musielak, CFA; Brent L. Schowe, CFA*
Missouri Tax-Free Intermediate Bond Fund	Brian Musielak, CFA; Brent L. Schowe, CFA*
Kansas Tax-Free Intermediate Bond Fund	Brian Musielak, CFA; Brent L. Schowe, CFA*

*	Expected to commence serving as co-portfolio manager March 1, 2012.

Accounts Managed by the Portfolio Managers

The following tables describe certain information with respect to accounts for which the portfolio managers have day-to-day responsibility, including all Commerce Funds managed by the portfolio manager.

The table below discloses accounts within each type of category listed below for which Joseph C. Williams, III was primarily responsible, either jointly or individually, for day-to-day portfolio management for the most recently completed fiscal year ended October 31, 2011.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
The Commerce Funds:	3	$211	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	180	$2,003	0	$0

The table below discloses accounts within each type of category listed below for which Matthew Schmitt was primarily responsible, either jointly or individually, for day-to-day portfolio management for the most recently completed fiscal year ended October 31, 2011.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
The Commerce Funds:	1	$59	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	266	$333	0	$0

The table below discloses accounts within each type of category listed below for which Scott M. Colbert was primarily responsible, either jointly or individually, for day-to-day portfolio management for the most recently completed fiscal year ended October 31, 2011.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
The Commerce Funds:	2	$823	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	2	$96	0	$0
Other Accounts:	87	$2,119	0	$0

The table below discloses accounts within each type of category listed below for which Brian Musielak was primarily responsible, either jointly or individually, for day-to-day portfolio management for the most recently completed fiscal year ended October 31, 2011.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
The Commerce Funds:	3	$544	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	48	$399	0	$0

The table below discloses accounts within each type of category listed below for which Nong Lin was primarily responsible, either jointly or individually, for day-to-day portfolio management for the most recently completed fiscal year ended February 1, 2012. Nong Lin will is expected to beginning serving as a co-portfolio manager of the Equity Funds effective March 1, 2012.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
The Commerce Funds:	3	$245	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

The table below discloses accounts within each type of category listed below for which Brent L. Schowe was primarily responsible, either jointly or individually, for day-to-day portfolio management for the most recently completed fiscal year ended February 1, 2012. Brent L. Schowe is expected to begin serving as a co-portfolio manager of the Bond and Short-Term Government Funds and Tax-Free Funds effective March 1, 2012.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
The Commerce Funds:	5	$1,499	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

Adviser’s Material Conflicts of Interest

Potential Conflicts Relating to the Allocation of Investment Opportunities among the Funds and Other Accounts. The Adviser and its affiliates currently manage or advise, or may in the future manage or advise, accounts or funds, including accounts or funds that may provide greater fees or other compensation to the Adviser and its affiliates (collectively, the “Other Commerce Accounts”), that have investment objectives and strategies that are similar to those of the Funds. The advice to those Other Commerce Accounts may compete or conflict with the advice given to the Funds, or may involve a different timing or nature of action taken than with respect to the Funds. For example, the Funds may compete with Other Commerce Accounts for investment opportunities.

Other Commerce Accounts may wish to invest in securities or other instruments in which a Fund invests or that would be an appropriate investment for a Fund. In determining the allocation of such opportunities among the Funds and Other Commerce Accounts, a number of factors may be considered by the Adviser or its affiliates that may include, without limitation, the relative sizes of the applicable accounts and their expected future sizes, the nature of the investment opportunities, and the investment objectives and guidelines, risk tolerance, availability of other investment opportunities, and available cash for investment of the funds and such Other Commerce Accounts.

Allocation of investment opportunities among the Funds and Other Commerce Accounts will be made by the Adviser and its affiliates in a manner that it considers, in its sole discretion, to be reasonable and equitable over time. Allocation among accounts in any particular circumstance may be more or less advantageous to any one account. The Adviser may determine that an investment opportunity or particular purchases or sales are appropriate for one or more Other Commerce Accounts, but not for the Funds, or are appropriate for, or available to, the Funds but in different sizes, terms or timing than are appropriate for others. Therefore, the amount, timing, structuring or terms of an investment by the Funds may differ from, and performance may be lower than, investments and performance of Other Commerce Accounts. Although allocating investment opportunities among the Funds and Other Commerce Accounts may create potential conflicts of interest because the Adviser may receive greater fees or compensation from such Other Commerce Accounts, the Adviser and its affiliates will not make allocation decisions based on such interests or such greater fees or compensation.

Potential Conflicts Relating to Adviser’s and Affiliate’s Activities On Behalf of Other Accounts. The results of the investment activities of the Funds may differ significantly from the results achieved by the Adviser or its affiliates for Other Commerce Accounts. The Adviser and its affiliates may give advice, and take action, with respect to any current or future Other Commerce Account or proprietary or other account that may compete or conflict with the advice the Adviser may give to the Funds, or may involve a different timing or nature of action than with respect to the Funds.

Transactions undertaken by Other Commerce Accounts and its affiliates may adversely impact the Funds. For example, one or more Other Commerce Accounts may buy or sell positions while the Funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Funds. For example, a Fund may buy a security and the Other Commerce Accounts may establish a short position in that same security. That subsequent short sale may result in impairment of the price of the security which the Fund holds.

In addition, transactions in investments by one or more Other Commerce Accounts may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, in small capitalization, emerging market or less liquid strategies. This may occur when portfolio decisions regarding a Fund are based on research or other information that is also used to support portfolio decisions for Other Commerce Accounts managed by personnel of the Adviser or its affiliates that manages such Fund, which could impact the timing and manner in which the portfolio decisions for the Fund and Other Commerce Accounts are implemented. When Other Commerce Accounts implement a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such portfolio decisions or strategies could be increased or the Fund could otherwise be disadvantaged. The Adviser or its affiliates may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences to the Other Commerce Accounts as well as the Funds, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

The directors, officers and employees of the Adviser, may buy and sell securities or other investments for their own accounts. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Funds. To reduce the possibility that the Funds will be materially adversely affected by the personal trading described above, each of the Funds and the Adviser and distributor, has adopted a code of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the Act and, in the case of the Adviser, in compliance with the Investment Advisers Act of 1940. The Codes restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Funds’ portfolio transactions. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, DC 20549-0102, or by electronic request to publicinfo@sec.gov.

Potential Conflicts That May Arise When the Adviser Acts in a Capacity Other Than Investment Adviser to the Funds. Subject to applicable law, the Funds may engage in transactions with accounts which are affiliated with the Funds because they are advised by Commerce or because they have common officers, directors or managers. Such transactions would be made in circumstances where the Adviser has determined that it would be appropriate for the Fund to purchase and another client of the Adviser to sell, or the Fund to sell and another client of Commerce to purchase, the same security or instrument on the same day. Subject to applicable law, the Funds may also enter into cross transactions in which Commerce acts on behalf of a Fund and an affiliate acts for the other party to the transaction. Commerce and its affiliates may have a potentially conflicting division of loyalties and responsibilities to both parties to a cross transaction. For example, Commerce, its affiliates and their personnel may receive compensation or other payments from the other party to the transaction.

Potential Conflicts in Connection with Brokerage Transactions and Proxy Voting. Purchases and sales of securities for a Fund may be bunched or aggregated with orders for Other Commerce Accounts. The Adviser, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if it determines that bunching or aggregating would be inconsistent with its investment management duties or with client direction. Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged and the Fund will be charged or credited with the average price. Thus, the effect of aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

The Adviser receives research products and services in connection with the brokerage services that brokers may provide to a Fund or one or more Other Commerce Accounts. Research or other services that are paid for through the Funds’ commissions may be used to manage and benefit other accounts of the Adviser.

The Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions it makes on behalf of the Funds, and to help ensure that such decisions are made in accordance with the Adviser’s fiduciary obligations to the Funds. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of the Adviser may have the effect of favoring the interests of other clients or businesses of the Adviser and/or its affiliates. For a more detailed discussion of these policies and procedures, see the section of this Additional Statement entitled “Proxy Voting.”

Portfolio Manager Compensation Structure

Adviser. Commerce’s compensation program for its portfolio managers is designed to be competitive with the marketplace and effective in attracting and retaining qualified personnel to manage the Funds’ assets. Commerce’s compensation structure consists of a fixed base salary plus a variable annual cash bonus. Certain senior portfolio managers are also eligible to receive incentive compensation in the form of options to purchase shares of Commerce Bancshares, Inc. (“Commerce Bancshares”), Commerce’s parent company. The fixed salary is based on the portfolio manager’s job grade and level of responsibility within the Adviser and its affiliate, The Commerce Trust Company. The fixed salary is not sensitive to investment performance.

The bonus structure varies somewhat by portfolio manager but generally is based on three primary components: the financial performance of the Adviser’s parent company,

Commerce Bancshares; the portfolio manager’s investment performance over the one- and three-year periods on the accounts managed; and a component based on Commerce Bancshares, Inc.’s achievement of profitability. For purposes of the investment performance factor, each individual’s performance is measured against the applicable Lipper and/or Morningstar peer groups on a one- and three-year, pre-tax basis. Incentive compensation (i.e., stock options) is based on the financial performance of Commerce Bancshares and on the individual’s level of responsibility.

Some portfolio managers may be compensated based on other factors such as: amount of business retained by the individual based on revenue; amount of new business revenue generated by the individual; and/or the financial performance of the individual’s department rather than overall profitability of The Commerce Trust Company. Most portfolio managers are also eligible to receive a financial incentive for referrals or assists in obtaining new business. No material differences exist between the compensation structure for mutual fund accounts and other types of accounts managed by the portfolio managers.

Disclosure of Securities Ownership

For the most recently completed fiscal year ended October 31, 2011, the table below provides beneficial ownership of shares of the portfolio managers of the Funds. Please note that the table provides a dollar range of each portfolio manager’s holdings in each Portfolio ($1-$10,000, $10,001-$50,000, $50,000-$100,000, $100,001-$500,000, $500-001-$1,000,000, or over $1,000,000).

Shares Beneficially Owned By	Dollar ($) Range of Fund Shares Beneficially Owned by Portfolio Manager Because of Direct or Indirect Pecuniary Interest
Joseph Williams, III, CFA	Growth Fund ($100,001 - $500,000) MidCap Growth Fund ($0) Value Fund ($0) Bond Fund ($100,001 - $500,000)
Scott M. Colbert, CFA	Bond Fund ($100,001 - $500,000) Short-Term Government Fund ($0)
Brian Musielak, CFA	National Tax-Free Intermediate Bond Fund ($0) Missouri Tax-Free Intermediate Bond Fund ($0) Kansas Tax-Free Intermediate Bond Fund ($0)
Matthew J. Schmitt, CFA	Value Fund ($10,001 - $50,000) Growth Fund ($10,001 - $50,000) Kansas Tax-Free Intermediate Bond Fund ($1 - $10,000)
Brent L. Schowe, CFA*	Bond Fund ($0) Short-Term Government Fund ($0) National Tax-Free Intermediate Bond Fund ($0) Missouri Tax-Free Intermediate Bond Fund ($10,001-$50,000) Kansas Tax-Free Intermediate Bond Fund ($ 0)
Nong Lin, Phd, CFA*	Growth Fund ($0) Value Fund ($0) MidCap Growth Fund ($0)

*	Messrs. Schowe and Lin are expected to commence serving as co-portfolio managers of certain Funds on March 1, 2012. The above information is as of February 1, 2012.

CUSTODIAN, TRANSFER AGENT, ENHANCED ACCOUNTING SERVICES

State Street Bank and Trust Company (“State Street”) serves as Custodian of each Fund’s assets pursuant to a Custodian contract, as amended, with the Trust under which it has agreed, among other things, to (i) maintain a separate account in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and receive all income and other payments and distributions on account of each Fund’s portfolio investments; (iv) make periodic reports to the board of The Commerce Funds concerning each Fund’s operations; (v) provide various accounting services to The Commerce Funds; and (vi) act as foreign custody manager pursuant to Rule 17f-5 of the 1940 Act with respect to the monitoring of each Fund’s assets held by eligible foreign sub-custodians. At the direction of the Funds, the Custodian is authorized to select one or more banks or trust companies to serve as a sub-custodian on behalf of the Funds. State Street is located at 225 Franklin Street, Boston, Massachusetts 02110.

As compensation for custodial services provided, The Commerce Funds pay the Custodian fees of 1/100th of 1% of a Fund’s average monthly net assets up to $1 billion, 1/133rd of 1% of the next one billion of such assets and 1/200th of 1% of such assets in excess of two billion based on the aggregate average daily net assets of the Funds, plus a transaction charge for certain transactions and out-of-pocket expenses.

State Street also serves as the Funds’ Transfer Agent and dividend disbursing agent. As permitted by the Transfer Agency and Service Agreement between State Street and the Trust, State Street has delegated the performance of the transfer agency services to its affiliate, Boston Financial Data Services, Inc. (“BFDS”), but remains responsible for any acts or omissions by BFDS that violate State Street’s agreed upon standard of care. Under the Transfer Agency and Service Agreement, BFDS will, among other things, (i) receive purchase orders and redemption requests for shares of the Funds; (ii) issue and redeem shares of the Funds; (iii) effect transfers of shares of the Funds; (iv) prepare and transmit payments for dividends and distributions declared by the Funds; (v) maintain records of accounts for the Funds, shareowners and advise each shareholder to the foregoing; (vi) record the issuance of shares of each Fund and maintain a record of and provide the Fund on a regular basis with the total number of shares of each Fund which are authorized, issued and outstanding; (vii) perform the customary services of a Transfer Agent, a dividend disbursing agent and Custodian of certain retirement plans and, as relevant, agent in connection with accumulation, open account or similar plans; and (viii) provide a system enabling the Funds to monitor the total number of shares sold in each state.

State Street also provides certain enhanced accounting services to the Funds. These services include, among other things, preparation of the quarterly schedules of investments for Form N-Q and the initial drafts of the Funds’ financial statements for purposes of the annual and semi-annual reports to shareholders. Under the Enhanced Accounting Service Agreement, State Street is not responsible for any error of judgment, mistake of law or any loss or damage as a result of the performance or nonperformance of its duties, except if the result of its negligence, bad faith or willful misconduct.

CO-ADMINISTRATORS

GSAM and Commerce are Co-Administrators for the Funds pursuant to a Co-Administration Agreement dated as of March 1, 2005, as amended. GSAM is located at 200 West Street, New York, New York 10282. GSAM is a unit of the Investment Management Division of Goldman, Sachs & Co., the Distributor of the Funds. Under the Co-Administration Agreement with The Commerce Funds and subject to the general supervision of the Board of Trustees, GSAM and Commerce provide supervision of all aspects of The Commerce Funds’ non-investment advisory operations and perform various administrative services. The services GSAM provides the Funds include among others: (1) providing the Trust with office facilities; (2) furnishing clerical bookkeeping services at GSAM’s office facilities; (3) preparing federal and state income tax returns and federal excise tax returns; (4) preparing and filing the Funds’ Semi-Annual Reports with the SEC on Form N-SAR; (5) preparing and filing the Funds’ Form N-Q and Form N-PX and any other reports that may be required by SEC regulations; (6) preparing and filing the Funds’ annual and semi-annual Shareholder reports and file such reports on Form N-CSR; (7) Assist as requested in the preparation of SEC registration statements on Form N-1A and other filings relating to the registration of Shares; (8) providing supervision of all aspects of the Trust’s operations (other than those provided by Commerce) (the parties giving due recognition to the fact that certain of such operations to be supervised are performed by Commerce pursuant to the Co-Administration Agreement and certain other Fund agreements with Commerce); (9) provide the Funds with such personnel as reasonably necessary for the conduct of the Funds’ affairs, to the extent not provided pursuant to the Funds’ agreements with Commerce; (10) assist in the preparation and updating of the prospectus(es) and statements(s) of additional information filed with the SEC; (11) preparing and filing necessary state registration materials and monitoring state sales of securities; (12) preparing and implementing each Fund’s expense budgets and accruals and any adjustments to such budgets and accruals; (13) computing each Fund’s yield, total return, expense ratio, portfolio turnover rate and portfolio average dollar-weighted maturity or oversee the computation of each; (14) calculating quarterly and annual dividend and capital gain distribution; (15) overseeing the preparation of semi-annual financial statements (in accordance with generally accepted accounting principles), including the schedule of investments, statements of assets and liabilities, statement of operations, statement of changes in net assets and cash flow statement (as required); (16) rendering to the Trustees of the Trust such periodic and special reports as the Trustees may reasonably request; and (17) assisting in developing responses to SEC comments and inquiries regarding the Trust’s operations and Registration Statement.

The services Commerce provides the Funds include among others: (1) serving as Chief Compliance Officer of the Trust and administering the Trust’s compliance program in accordance with Rule 38a-1 of the 1940 Act; (2) monitoring the Trust’s and service providers’ compliance policies and procedures on behalf of the Trust’s Board of Trustees and providing related regular and special reports; (3) coordinating board meetings, including developing and publishing board materials and agenda, and providing meeting location; (4) distributing income rates and prices to vendors and servicing entities; (5) completing initial bill payment review for legal, BFDS and audit invoices; (6) completing 1099 mailings for certain shareholders; (7)

calculating service fees for third party record keepers; (8) coordinating investment performance updates, including the investment adviser commentary and publication of quarterly and monthly sheets and annual and semi-annual reports; (9) coordinating fair value and matrix pricing; (10) reviewing the Trust’s registration statement and Form N-1A (plus amendments), and including providing information for the prospectus and Statement of Additional Information; (11) reviewing and providing guidance and assistance in the preparation of SEC required reports and notices to shareholders of record and to the SEC including Forms N-CSR, N-SAR, N-Q, N-PX and proxy statements; (12) coordinating ICI relationship; (13) coordinating communication with Trustees and consulting with them, as appropriate, on matters concerning the administration and operation of the Funds; (14) acting as a liaison with the Trust’s printer regarding matters related to prospectus printing; (15) providing assistance to GSAM in the preparation and monitoring of expense budgets for each of the Trust’s Funds; (16) monitoring purchases and redemptions in the Trust’s Funds for market timing, late trading and other unusual activities and provide reports to the Trustees on a regular basis; (17) maintaining the Fund’s website with required regulatory items; (18) evaluating service providers and coordinating request-for-proposal reviews when appropriate; (19) providing additional services as reasonably requested from time to time by the Trustees; (20) providing a key point person for shareholder communications and meetings; and (21) acting as liaison between BFDS and Commerce Trust Administrators, which includes assisting with new account set up. Commerce also manages the process to obtain the Trust’s fidelity bond and the directors’ and officers’ errors and omissions policy.

Pursuant to the Co-Administration Agreement, for each Fund, The Commerce Funds will pay an aggregate administrative fee payable on the last day of each month at the annual rate of 0.15 of 1% of each Fund’s average daily net assets, allocated as follows: (1) for each Fund, GSAM is entitled to receive an administrative fee payable on the last day of each month at the annual rate of 0.03 of 1% of each Fund’s average daily net assets; and (2) for each Fund, Commerce is entitled to receive an administrative fee payable on the last day of each month at the annual rate of 0.12 of 1% of each Fund’s average daily net assets. For the fiscal years ended October 31, 2011, 2010 and 2009, the fees paid by the Funds for administration services to GSAM were as follows:

	Fiscal year ended October 31, 2011	Fiscal year ended October 31, 2010	Fiscal year ended October 31, 2009
Short-Term Government Fund	$37,890	$36,494	$25,587
Bond Fund	$198,268	$183,093	$157,940
Value Fund	$16,122	$18,708	$19,429
Growth Fund	$35,516	$34,013	$31,247
MidCap Growth Fund	$18,595	$15,364	$12,989
National Tax-Free Intermediate Bond Fund	$54,099	$54,028	$46,374
Missouri Tax-Free Intermediate Bond Fund	$77,767	$74,885	$60,837
Kansas Tax-Free Intermediate Bond Fund	$26,591	$24,016	$22,076

For the fiscal years ended October 31, 2011, 2010 and 2009, the fees paid by the Funds to Commerce for co-administration services were as follows:

	Fiscal year ended October 31, 2011	Fiscal year ended October 31, 2010	Fiscal year ended October 31, 2009
Short-Term Government Fund	$151,560	$145,974	$102,352

Bond Fund	$793,071	$732,372	$631,758

Value Fund	$64,488	$74,832	$77,714

Growth Fund	$142,063	$136,054	$124,988

MidCap Growth Fund	$74,378	$61,456	$51,957

National Tax-Free Intermediate Bond Fund	$216,397	$216,112	$185,497

Missouri Tax-Free Intermediate Bond Fund	$311,067	$299,542	$243,348

Kansas Tax-Free Intermediate Bond Fund	$106,363	$96,064	$88,303

DISTRIBUTOR

The Commerce Funds’ shares are offered on a continuous basis through Goldman, Sachs & Co. (“Goldman”), which acts as Distributor under the Distribution Agreement with The Commerce Funds. Under the Agreement Goldman is authorized to sell shares on behalf of the Trust and is obligated to use its best efforts to obtain unconditional orders for authorized shares. Goldman is located at 200 West Street, New York, New York 10282.

THE SHAREHOLDER ADMINISTRATIVE SERVICES PLAN

The Commerce Funds may enter into Servicing Agreements with Service Organizations, which may include the Adviser and its affiliates, pursuant to the Shareholder Administrative Services Plan (the “Services Plan”). The Servicing Agreements provide that the Service Organizations will render shareholder administrative support services to their customers who are the beneficial owners of shares of the Funds in consideration for a Fund’s payment of up to 0.25% (on an annualized basis) of the average daily net asset value of the shares of the Fund beneficially owned by such customers and held by the Service Organizations. At The Commerce Funds’ option, it may reimburse the Service Organizations’ out-of-pocket expenses as well. Such services may include: (i) processing dividend and distribution payments from a Fund; (ii) providing information periodically to customers showing their share positions in shares; (iii) arranging for bank wires; (iv) responding to customer inquiries concerning their investments in shares; (v) providing subaccounting with respect to shares beneficially owned by customers or the information necessary for such subaccounting; (vi) if required by law, forwarding shareholder communications; (vii) processing share exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; (ix) establishing and maintaining accounts and records relating to customers that invest in shares; (x) responding to customer inquiries relating to the services performed by the

Service Organization; and (xi) other similar services requested by the Commerce Funds. Service Organizations may be requested to provide marketing assistance (e.g., forwarding sales literature and advertising to their customers) in connection with the distribution of Fund shares. For the fiscal years ended October 31, 2011, 2010 and 2009, the fees paid by the Funds for shareholder services were as follows:

	Fiscal year ended October 31, 2011	Fiscal year ended October 31, 2010	Fiscal year ended October 31, 2009
Short-Term Government Fund	$96,224	$89,997	$51,176

Bond Fund	$501,234	$495,672	$315,879

Value Fund	$18,981	$49,595	$45,333

Growth Fund	$126,730	$140,939	$83,325

MidCap Growth Fund	$48,878	$41,597	$30,308

National Tax-Free Intermediate Bond Fund	$117,497	$123,527	$77,290

Missouri Tax-Free Intermediate Bond Fund	$202,390	$171,738	$101,395

Kansas Tax-Free Intermediate Bond Fund	$65,232	$51,063	$36,793

The Services Plan is subject to annual reapproval by a majority of the Trust’s Board of Trustees, including a majority of the Independent Trustees and is terminable without penalty at any time with respect to any Fund by a vote of a majority of the Independent Trustees or by vote of the holders of a majority of the outstanding shares of the Fund involved. Any agreement entered into pursuant to the Services Plan with a Service Organization is terminable with respect to any Fund without penalty, at any time, by vote of a majority of the Independent Trustees, by vote of the holders of a majority of the outstanding shares of such Fund, or by the Service Organizations. Each agreement will also terminate automatically in the event of its assignment. For the fiscal year ended October 31, 2011, the Funds paid Commerce Trust Company, an affiliate of the Adviser, shareholder servicing fees in the aggregate of $711,645.

The Trust’s Board of Trustees has concluded that there is a reasonable likelihood that the Services Plan will benefit the Funds and their shareowners.

BROKERAGE TRANSACTIONS AND COMMISSIONS

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of Commerce transactions may vary among different brokers. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser will normally deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below. Unlike transactions on U.S. stock exchanges, which involve the payment of negotiated brokerage commissions, transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

Debt securities purchased and sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

The Advisory Agreements for the Funds provide that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will use reasonable efforts to seek the best overall terms available on behalf of each Fund. In assessing the best overall terms available for any transaction, the Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Agreements authorize the Adviser, subject to the prior approval of the Board of Trustees, to cause the Funds to pay a broker/dealer furnishing brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that it determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser to the particular Fund and to The Commerce Funds. Such brokerage and research services might consist of reports and statistics of specific companies or industries, general summaries and analyses of groups of stocks or bonds and their comparative earnings and yields, broad analyses of the stock, bond and government securities markets and the economy, and advice as to the value of securities, as well as the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities. While the Board has authorized the Adviser to cause a Fund to pay a higher commission for brokerage and research services, than might not otherwise be charged, it is currently the Adviser’s policy not to pay a higher commission for these services.

Research information received in connection with the Fund’s portfolio brokerage is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable by the Funds. The Board of Trustees reviews the commissions paid by the Funds on a quarterly basis to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. The Board also reviews each research and brokerage service received by the Adviser on a quarterly basis and receives certification from the Adviser and chief compliance officer with respect to the services’ compliance with Section 28(e) of the Securities and Exchange Act of 1934. The Board also reviews reporting on the Adviser’s best execution testing at least annually. It is possible that certain research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company. On occasion, a broker-dealer might furnish the Adviser with a service which has a mixed use (i.e., the service is used both for investment and brokerage activities and for other activities). Where this occurs, the Adviser will reasonably allocate the cost of the service, so that the portion or specific component which assists in investment and brokerage activities is obtained using portfolio commissions from the Funds or the Adviser’s other managed accounts, and the portion or specific component which provides other assistance (for example, administrative or non-research assistance) is paid for by the Adviser from its own funds.

From time-to-time, Commerce may effect transactions in portfolio securities with executing brokers that may also promote or sell shares of the Funds (“selling brokers”) pursuant to policies adopted by the Funds’ Board of Trustees. These policies prohibit the Funds from compensating a broker or dealer for any promotion or sale of Fund shares by directing to the selling brokers a Fund’s portfolio transactions. The prohibition also applies to indirectly compensating selling brokers through participation in “step out” or any other type of arrangement under which a portion of a Fund’s commission is directed to the selling brokers for the purpose of compensating such brokers for promoting or selling shares of the Fund. This prohibition applies to all transactions whether such transaction involves a commission, mark-up, mark down, other fee or portion of another fee paid or to be paid from a transaction effected through an executing broker.

During the fiscal year ended October 31, 2011, the following brokers effected brokerage transactions on behalf of the Funds and provided research services, including proprietary research, in connection with such brokerage transactions:

Fund	Amount of Transaction	Amount of Commission Paid	Broker/Dealer
Growth Fund	$10,704,693	$9,800	Barclays Capital LE
	$8,711,091	$7,460	BNY Brokerage Inc.
	$2,320,677	$1,160	Citigroup Global Markets Inc.
	$892,158	$740	Credit Suisse
	$3,529,711	$4,628	Gordon, Haskett & Co.
	$27,306,723	$26,878	Instinet
	$16,141,342	$23,325	J.P. Morgan Securities Inc.
	$2,623,564	$2,912	Merrill Lynch, Pierce, Fenner, SM
	$35,160,583	$42,147	Sanford C. Bernstein
	$6,220,920	$7,220	SunGard/Assent LLC
	$10,959,292	$10,256	UBS Securities LLC
	$2,846,452	$3,241	Wells Fargo/Wachovia
MidCap Growth Fund	$9,636,670	$14,497	Barclays Capital LE
	$1,043,015	$884	BNY Brokerage Inc.
	$1,970,466	$1,340	Gordon, Haskett & Co.
	$10,509,873	$17,951	Instinet
	$8,264,199	$10,960	J.P. Morgan Securities Inc.
	$1,033,148	$905	Jones Trading Institutional Services, LLC
	$1,604,797	$1,924	Merrill Lynch, Pierce, Fenner, SM
	$7,336,924	$11,861	Sanford C. Bernstein
	$5,876,192	$6,611	SunGard/Assent LLC
	$8,424,120	$11,343	UBS Securities LLC

Fund	Amount of Transaction	Amount of Commission Paid	Broker/Dealer
Value Fund	$323,245	$250	Barclays Capital LE
	$4,005,437	$5,084	BNY Brokerage Inc.
	$303,110	$250	Gordon, Haskett & Co.
	$39,732,880	$42,900	Instinet
	$935,131	$1,350	JP Morgan Securities Inc.
	$78,220,352	$85,931	Sanford C. Bernstein
	$731,271	$730	UBS Securities LLC
	$857,130	$750	Wells Fargo/Wachovia

A Fund’s portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Adviser, Goldman or any affiliated person (as such term is defined in the 1940 Act) thereof acting as principal or broker, except to the extent permitted by the SEC. Goldman has obtained an exemptive order (the “Exemptive Order”) from the SEC that permits it to enter into principal transactions with the Funds, subject to certain conditions. The Commerce Funds’ Board of Trustees has authorized the Adviser to allocate purchase and sale orders for portfolio securities to broker/dealers and other financial institutions including, in the case of agency transactions, institutions which are affiliated with the Adviser, to take into account the sale of Fund shares if the Adviser believes that the quality of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms, provided such transactions comply with the requirements of Rule 17e-1 under the 1940 Act. In addition, the Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Adviser, Goldman, or any affiliated person thereof is a member, except to the extent permitted by the SEC. The Exemptive Order also permits the Funds to purchase securities during the existence of an underwriting or selling group relating thereto of which Goldman and any of its affiliates are members. Under certain circumstances, the Funds may be at a disadvantage when compared to other investment companies that have similar investment objectives but that are not subject to such limitations.

Investment decisions for each Fund are made independently from those made for the other Funds and from those made for other investment companies and accounts advised or managed by the Adviser. Such other investment companies and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of any Fund and another investment company or account, that transaction will be aggregated (where not inconsistent with the policies set forth in the prospectus) and allocated as to amount in a manner which the Adviser believes to be equitable and consistent with its fiduciary obligations to the Fund involved and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund.

The Commerce Funds are required to identify any securities of their “regular brokers or dealers” acquired by the Funds during the most recent fiscal year. During the fiscal year ended October 31, 2011, the Funds held securities of their regular broker/dealers as follows:

Fund	Broker/Dealer	Aggregate Amount of Securities Held (000’s omitted)
Value Fund	State Street Bank and Trust Co.	$2,904
Bond Fund	Wells Fargo	$3,622
	Citigroup	$2,956
	Morgan Stanley & Co.	$2,710
	Bank of America Corp.	$3,185
	Royal Bank of Canada	$3,084
	State Street Bank and Trust Co.	$18,154
	JP Morgan Chase	$2,001
Short-Term Government Fund	Citigroup	$223
	State Street Bank and Trust Co.	$3,354
National Tax-Free Intermediate Bond Fund	State Street Bank and Trust Co.	$4,740
Missouri Tax-Free Intermediate Bond Fund	State Street Bank and Trust Co.	$2,506

During the fiscal year ended October 31, 2011, the Funds entered into repurchase agreement transactions with State Street, which was one of the broker/dealers that engaged as principal in the largest dollar amount of portfolio transactions with the Funds. At October 31, 2011, the value of each Fund’s outstanding repurchase agreement transactions with State Street was as follows:

Short-Term Government Fund	$3,354,000
Bond Fund	$18,154,000
Value Fund	$2,904,000
Growth Fund	$0
MidCap Growth Fund	$0
National Tax-Free Intermediate Bond Fund	$4,740,000
Missouri Tax-Free Intermediate Bond Fund	$2,506,000
Kansas Tax-Free Intermediate Bond Fund	$1,209,000

For the fiscal years ended October 31, 2011, 2010 and 2009, the Growth, MidCap Growth and Value Funds paid brokerage commissions as follows:

	Total Brokerage Commissions Paid	Total Brokerage Commissions Paid to Affiliated Persons	Total Amount of Transactions on Which Commissions Were Paid	Total Brokerage Commissions Paid to Brokers Who Provided Research
Fiscal year ended October 31, 2011

Growth Fund	$139,767	N/A	$127,417,206	$41,558
MidCap Growth Fund	$78,276	N/A	$55,699,404	$25,446
Value Fund	$137,245	N/A	$125,108,556	$47,984

Fiscal year ended October 31, 2010

Growth Fund	$126,487	N/A	$108,321,240	$32,448
MidCap Growth Fund	$82,713	N/A	$52,449,235	$26,530
Value Fund	$101,105	N/A	$74,209,400	$20,256

Fiscal year ended October 31, 2009

Growth Fund	$130,733	N/A	$96,105,990	$50,066
MidCap Growth Fund	$91,523	N/A	$49,329,987	$60,770
Value Fund	$159,376	N/A	$82,999,936	$20,313

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, Two Financial Center, 60 South Street, Boston, Massachusetts 02111, serves as the Trust’s independent registered public accounting firm.

COUNSEL

Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000, Philadelphia, Pennsylvania 19103-6996, are counsel to The Commerce Funds and the independent Trustees.

ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, yield and total return of the Funds for various periods may be quoted in advertisements, shareholder reports or other communications to shareowners. The performance of each Fund may also be compared to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds.

Yield Calculations

A Fund’s yield is calculated by dividing its net investment income per share (as described below) earned during a 30-day period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Fund’s net investment income per share earned during the period may be different than that determined for accounting purposes and is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

Yield = 2 [(a-b + 1)6 – 1]

          cd

Where:	a =	dividends and interest earned during the period.

	b =	expenses accrued for the period (net of reimbursements).

	c =	the average daily number of shares outstanding during the period that were entitled to receive dividends.

	d =	maximum offering price per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable “a” in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is held in its portfolio. A Fund calculates interest earned on any debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

With respect to mortgage-related obligations which are expected to be subject to monthly payments of principal and interest (“pay downs”), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Fund may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average maturity date is not available, or (ii) not to amortize discount or premium on the remaining security.

Undeclared earned income may be subtracted from the maximum offering price per share (variable “d” in the formula). Undeclared earned income is the net investment income that, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

The Distribution Rate for a specified period is calculated by dividing the total distribution per unit by the maximum offering price or net asset value on the last day of the period and then annualizing such amount.

A tax-exempt Fund’s “tax-equivalent” yield is computed as follows: (a) by dividing the portion of the Fund’s yield (calculated as above) that is exempt from both federal and state income taxes by one minus a stated combined federal and state income tax rate; (b) dividing the portion of the Fund’s yield (calculated as above) that is exempt from federal income tax by one minus a stated federal income tax rate; and (c) adding the quotient to that portion, if any, of the Fund’s yield that is not exempt from federal income tax.

Total Return Calculations

Each Fund computes its “average annual total return” by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

P (1 + T)n = ERV

Where:	P =	hypothetical initial payment of $1,000.

	T =	average annual total return.

	n =	number of years.

ERV =	ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fraction thereof).

The Funds compute their “aggregate total return” by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

T = (ERV - 1

        P)

The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and include all recurring fees charged to all shareholder accounts, assuming an account size equal to the Fund’s mean (or median) account size for any fees that vary with the size of the account. The maximum sales load and other charges deducted from payments are deducted from the initial $1,000 payment (variable “P” in the formula). The ending redeemable value (variable “ERV” in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The average annual total returns and aggregate total returns do not include fees that may be imposed by institutions upon their customers. If such fees are included, performance of the Funds would have been lower.

The “average annual total return (after taxes on distributions)” and “average annual total return (after taxes on distributions and redemptions)” for each Fund are included in the prospectus.

“Average annual total return (after taxes on distributions)” for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the net asset value of the Funds’ shares at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income taxes rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

“Average annual total return (after taxes on distributions and redemptions)” for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the net asset value of the Funds’ shares at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

The Funds may from time to time include discussions or illustrations of the effects of compounding in advertisements, sales literature, communications to shareowners and other materials (“Literature”). “Compounding” refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

The Funds may also from time to time include in Literature total return figures in order to compare more accurately its performance with other measures of investment return. For example, in comparing a Fund’s total return with data published by such companies as Lipper, Inc. or with the performance of an index, the Fund may calculate its total return for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in shares and assuming the value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

In addition, the Funds may also include in Literature discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of the Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic accounting rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities. From time to time, Literature may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the views of the Adviser as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. The Fund may also include in Literature charts, graphs or drawings that compare the investment objective, return potential, relative stability and/or growth possibilities of the Fund and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of the Fund and/or other mutual funds. Literature may include a discussion of certain attributes or benefits to be derived by an investment in the Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such Literature may include symbols, headlines or other material that highlight or summarize the information discussed in more detail therein.

MISCELLANEOUS

As of February 1, 2012, the Adviser or its affiliates held of record the percentage ownership of each fund as fiduciary or agent on behalf of its customers as follows:

Fund	Percentage Ownership
Bond Fund	89.16%
National Tax-Free Intermediate Bond Fund	94.00%
Kansas Tax-Free Intermediate Bond Fund	80.77%
Missouri Tax-Free Intermediate Bond Fund	79.25%
Short-Term Government Fund	91.66%
Growth Fund	88.78%
MidCap Growth Fund	90.97%
Value Fund	86.15%

As of February 1, 2012, the name, address and percentage ownership of the entities or persons who held of record or beneficially more than 5% of the outstanding shares of The Commerce Funds were as follows:

Registration Name	Percent Ownership

Bond Fund
Mori & Co.	75%
Mutual Funds
P.O. Box 13366
Kansas City, MO

Hoco & Co.	7%
Mutual Funds
P.O. Box 13366
Kansas City, MO

National Tax-Free Intermediate Bond Fund	92%
Mori & Co
Mutual Funds
P.O. Box 13366
Kansas City, MO

Missouri Tax-Free Intermediate Bond Fund	77%
Mori & Co
Mutual Funds
P.O. Box 13366
Kansas City, MO

Short-Term Government Fund	63%
Mori & Co
Mutual Funds
P.O. Box 13366
Kansas City, MO

Hoco & Co.	18%
Mutual Funds
P.O. Box 13366
Kansas City, MO

FIIOC for Qualified Benefit	6%
Plans 401K
FINOPS-IC Funds
100 Magellan Way KW1C
Covington, KY 41015-1987

Growth Fund
Mori & Co	50%
Mutual Funds
P.O. Box 13366

Kansas City, MO

Hoco & Co.	10%
Mutual Funds
P.O. Box 13366
Kansas City, MO

FIIOC for Qualified Benefit	20%
Plans 401K
FINOPS-IC Funds
100 Magellan Way KW1C
Covington, KY 41015-1987

MidCap Growth Fund
Mori & Co	74%
Mutual Funds
P.O. Box 13366
Kansas City, MO

Hoco & Co.	8%
Mutual Funds
P.O. Box 13366
Kansas City, MO

Value Fund
Mori & Co	77%
Mutual Funds
P.O. Box 13366
Kansas City, MO

Hoco & Co.	7%
Mutual Funds
P.O. Box 13366
Kansas City, MO

Kansas Tax-Free Intermediate Bond Fund
Mori & Co	79%
Mutual Funds
P.O. Box 13366
Kansas City, MO

Charles Schwab & Co. Inc.	5%
Special Custody A/C FBO Cust
Attn Mutual Funds
101 Montgomery St
San Francisco CA 94104-4151

Any persons or organizations listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to “Control” (as that term is defined in the 1940 Act) the Fund. As a result, those persons or organizations could have the ability to vote a majority of the shares of a Fund on any matter requiring the approval of shareowners of the Fund.

As used in the Statement of Additional Information and in the Prospectus of the same date, “assets belonging to a particular series of a Fund” means the consideration received by The Commerce Funds upon the issuance or sale of shares in that particular series of the Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange or liquidation of such investments, any funds or payments derived from any reinvestments of such proceeds, and a portion of any general assets of the Fund not belonging to a particular series of the Fund. Assets belonging to a particular series of the Fund are charged with the direct liabilities in respect of that particular series of the Fund and with a share of the general liabilities of the particular series of the Fund that are normally allocated in proportion to the relative net asset levels of the respective series and Funds. Determinations by the Board of Trustees as to the direct and allocable liabilities, and allocable portion of any general assets, with respect to a particular series or Fund are conclusive.

FINANCIAL STATEMENTS

The Commerce Funds’ Annual Report with respect to the Funds for the fiscal year ended October 31, 2011 has been filed with the SEC. The financial statements in such Annual Report (the “Financial Statements”) are incorporated by reference into this Statement of Additional Information. The Financial Statements included in the Annual Report for the Funds for the fiscal year ended October 31, 2011 have been audited by KPMG LLP, The Commerce Funds’ independent registered public accounting firm, whose report thereon also appears in such Annual Report and is incorporated herein by reference.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the highest rating category. The obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B-1” – A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-2” – A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-3” – A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Investors Service (“Moody’s”) short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation ratings are based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” – Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for payment of short-term financial obligations as they fall due is very high. Differ from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” implies a financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange. A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstance may exist.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is very high.

“AA” – An obligation rated “AA” differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. It differs from the highest-rated obligors only to a small degree.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC” and “CC” – Obligations rated “BB,” “B,” “CCC” and “CC” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “CC” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” – A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“D” – An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “D” ratings, but are instead rated on the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category or to categories below “B”.

The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” implies that a financial obligation has not been met or it is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange. A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

(“high”, “low”) – Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The “AAA” and “D” categories do not utilize “high”, “middle”, and “low” as differential grades.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels – “MIG-1” through “MIG-3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned, a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

THE COMMERCE FUNDS

FORM N-1A

PART C. OTHER INFORMATION

Item 28.	EXHIBITS

(a)		Trust Instrument dated February 7, 1994.[1]

(b)		Amended and Restated Bylaws of Registrant.[13]

(c)		Not applicable.

(d)	(1)	Amended and Restated Advisory Agreement dated November 18, 2010 between the Registrant and Commerce Investment Advisors, Inc.[15]

	(2)	Fee Reduction Commitment dated February 22, 2011 by Commerce Investment Advisors, Inc. relating to the Value Fund.[15]

	(3)	Amended and Restated Waiver and Reimbursement Agreement dated February 22, 2011 between the Registrant and Commerce Investment Advisors, Inc. [15]

	(4)	Assignment and Assumption Agreement dated May 1, 2001 among Registrant, Commerce Bank, N.A. and Commerce Investment Advisors, Inc. [5]

(e)	(1)	Distribution Agreement between Registrant and Goldman, Sachs & Co.[1]

	(2)	Addendum No. 1 to Distribution Agreement between Registrant and Goldman, Sachs & Co. with respect to the Value Fund.[2]

	(3)	Addendum No. 2 to Distribution Agreement between Registrant and Goldman, Sachs & Co. with respect to the Kansas Tax-Free Intermediate Bond Fund.[4]

(f)		Amended and Restated Deferred Compensation Plan and Forms of Agreement.[10]

(g)	(1)	Custodian Agreement between Registrant and State Street Bank and Trust Company.[1]

	(2)	Letter Agreement to Custodian Agreement between Registrant and State Street Bank and Trust Company with respect to the Kansas Tax-Free Intermediate Bond Fund.[4]

	(3)	Letter Agreement to Custodian Agreement between Registrant and State Street Bank and Trust Company with respect to the Missouri Tax-Free Intermediate Bond Fund and National Tax-Free Intermediate Bond Fund.[4]

	(4)	Amendment dated June 28, 2001 to Custodian Contract dated December 1, 1994 between Registrant and State Street Bank and Trust Company.[5]

(h)	(1)	Co-Administration Agreement among Registrant, Goldman Sachs Asset Management and Commerce Investment Advisors, Inc.[9]

	(2)	Waiver and Reimbursement Agreement between Registrant and Commerce Investment Advisors, Inc.[9]

	(3)	Amendment No. 1 to Co-Administration Agreement between Registrant, Goldman Sachs Asset Management and Commerce Investment Advisors, Inc.[11]

	(4)	Amendment No. 2 to Co-Administration Agreement between Registrant, Goldman Sachs Asset Management and Commerce Investment Advisors.[16]

	(5)	Revised Schedule C dated November 18, 2010 to the Co-Administration Agreement between Registrant, Goldman Sachs Asset Management and Commerce Investment Advisors, Inc.[15]

	(6)	Transfer Agency Agreement between Registrant and State Street Bank and Trust Company.[1]

	(7)	Letter Agreement to Transfer Agency Agreement between Registrant and State Street Bank and Trust Company with respect to the Kansas Tax-Free Intermediate Bond Fund.[4]

	(8)	Letter Agreement to Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company with respect to the Value Fund (formerly known as the Growth and Income Fund).[6]

	(9)	Amended Fee Schedule to the Transfer Agency Agreement between Registrant and State Street Bank and Trust Company.[12]

	(10)	Amendment to Transfer Agency and Service Agreements between Registrant and State Street Bank and Trust Company.[12]

	(11)	Amended and Restated Shareholder Administrative Services Plan for Institutional Shares and related Servicing Agreement.[7]

	(12)	Amended and Restated Shareholder Administrative Services Plan and related Servicing Agreements.[14]

(i)		Opinion of Drinker Biddle & Reath LLP.[16]

(j)	(1)	Consent of Drinker Biddle & Reath LLP (included in Exhibit (i) above).[16]

	(2)	Consent of KPMG LLP. [16]

(k)		Not Applicable.

(l)	(1)	Purchase Agreement between Registrant and Initial Trustee.[1]

	(2)	Purchase Agreement between Registrant and Goldman, Sachs & Co.[1]

	(3)	Purchase Agreement between Registrant and Commerce Bank, N.A.[1]

	(4)	Purchase Agreement between Registrant and Goldman, Sachs & Co.[2]

	(5)	Purchase Agreement between Registrant and Goldman, Sachs & Co.[4]

	(6)	Purchase Agreement between Registrant and Goldman, Sachs & Co.[3]

(m)		Not applicable.

(n)		Not applicable.

(o)		Reserved.

(p)	(1)	Code of Ethics for The Commerce Funds.[7]

(2)	Code of Ethics for Commerce Investment Advisors, Inc.[15]

(3)	Code of Ethics for Goldman Sachs Asset Management, Goldman Sachs Funds Management, L.P. and Goldman Sachs Asset Management International.[15]

1.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on June 30, 1995.
2.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-lA filed on September 16, 1997.
3.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A filed on October 18, 2000.
4.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant’s Registration Statement on Form N-lA filed on December 15, 2000.
5.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant’s Registration Statement on Form N-lA filed on February 28, 2002.
6.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A filed on February 27, 2004.
7.	Filed electronically as Exhibit (o)(1) and incorporated herein by reference to Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A filed on December 23, 2004.
8.	Filed electronically as an Exhibit (except for Exhibit (p)(2); (p)(3); and (p)(4), which were filed as Exhibit (o)(2); (o)(3); and (o)(4), respectively) and incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A filed on February 25, 2005.
9.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-1A filed on December 28, 2005.

10.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A filed on February 24, 2006.
11.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A filed on February 27, 2007.
12.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 30 to Registrant’s Registration Statement on Form N-1A filed on February 27, 2008.
13.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A filed on February 27, 2009.
14.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 32 to Registrant’s Registration Statement on Form N-1A filed on December 22, 2009.
15.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 35 to Registrant’s Registration Statement on Form N-1A filed on February 25, 2011.
16.	Filed herewith.

Item 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

Registrant is controlled by its Board of Trustees. As of the date of this Registration Statement, no person is controlled by or under common control with the Registrant.

Item 30.	INDEMNIFICATION

Section XIII of the Distribution Agreement between the Registrant and Goldman, Sachs & Co. (“Goldman”) provides for indemnification of Goldman in connection with certain claims and liabilities to which Goldman, in its capacity as Registrant’s Distributor, may be subject. Copies of the Distribution Agreement are incorporated herein by reference as Exhibits 28(e)(1), (2), and (3), respectively.

Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions.

In addition, Section 10.2 of Registrant’s Trust Instrument, a copy of which is incorporated herein by reference as Exhibit 28(a), provides for indemnification of the Trustees and officers as follows:

Section 10.2 Indemnification. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter or willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 10.2, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

The Trust shall indemnify officers, and shall have the power to indemnify representatives and employees of the Trust, to the same extent that Trustees are entitled to indemnification pursuant to this Section 10.2.

Section 10.3 of Registrant’s Trust Instrument provides for indemnification of shareholders as follows:

Section 10.3 Shareholders. In case any Shareholder or former Shareholder of any Series shall be held to be personally liable solely by reason of his being or having been a Shareholder of such Series and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

(a) Commerce Investment Advisors, Inc., the Registrant’s investment adviser, provides a comprehensive range of financial services.

(b) Set forth below is a list of all of the directors and senior executive officers of Commerce Investment Advisors, Inc. and, with respect to each such person, the name and business address of the company or companies (if any) with which such person has been connected at any time since November 1, 2009, as well as the capacity in which such person was connected.

Name and Position with Commerce Investment Advisors, Inc.	Name and Principal Business Address of Other Company	Connection with Other Company

Mr. Vernon R. Stranghoener Director	Commerce Bank, N.A. 8000 Forsyth Clayton, MO 63105	President of The Commerce Trust Company, a division of Commerce Bank, N.A.

Mr. J.J. Landers Carnal, CFA President, Chief Investment Officer, & Director	Commerce Bank, N.A. 8000 Forsyth Clayton, MO 63105	Executive Vice President

Mr. Bruce L. Talen Senior Vice President, Chief Legal Officer	Commerce Bank, N.A. 8000 Forsyth Clayton, MO 63105	Senior Vice President

Ms. Kathleen M. Arshadi Senior Vice President & Treasurer	Commerce Bank, N.A. 8000 Forsyth Clayton, MO 63105	Senior Vice President

Name and Position with Commerce Investment Advisors, Inc.	Name and Principal Business Address of Other Company	Connection with Other Company

Mr. Russell W. Lipe Senior Vice President	Commerce Bank, N.A. 8000 Forsyth Clayton, MO 63105	Senior Vice President

Mr. William R. Schuetter Senior Vice President, Chief Operating Officer & Director	Commerce Bank, N.A. 922 Walnut Street Kansas City, MO 64106	Vice President

Ms. Angela Dew Chief Compliance Officer, Secretary & Assistant Vice-President	Commerce Bank, N.A. 922 Walnut Street Kansas City, MO 64106	Assistant Vice-President

Mr. Jeffrey Bolin Assistant Vice President	Commerce Bank, N.A. 922 Walnut Street Kansas City. MO 64106	Assistant Vice-President

Item 32.	PRINCIPAL UNDERWRITERS

(a) Goldman, Sachs & Co., or an affiliate or a division thereof currently serves as distributor of the units of Trust for Credit Unions, for shares of Goldman Sachs Trust and for shares of Goldman Sachs Variable Insurance Trust. Goldman, Sachs & Co., or a division thereof, currently serves as administrator and distributor of the shares of The Commerce Funds.

(b) Set forth below is certain information pertaining to the Managing Directors of Goldman, Sachs & Co., the Registrant’s principal underwriter, who are members of The Goldman Sachs Group, Inc.’s Management Committee. None of the members of the management committee holds a position or office with the Registrant.

GOLDMAN SACHS MANAGEMENT COMMITTEE

Name and Principal Business Address	Position with Goldman, Sachs & Co.
Lloyd C. Blankfein (1)	Chairman and Chief Executive Officer
Alan M. Cohen (1)	Global Head of Compliance, Managing Director
Gary D. Cohn (1)	Managing Director
Christopher A. Cole (1)	Managing Director
Edith Cooper (1)	Managing Director
Gordon E. Dyal (2)	Managing Director
Isabelle Ealet (3)	Managing Director
J. Michael Evans (4)	Managing Director
Richard A. Friedman (1)	Managing Director
Richard J. Gnodde (2)	Managing Director
Gwen R. Libstag (1)	Managing Director
Masanori Mochida (5)	Managing Director
Timothy J. O’Neill (1)	Managing Director
Gregory K. Palm (1)	General Counsel and Managing Director
John F.W. Rogers (1)	Managing Director
David C. Ryan (6)	Managing Director
Pablo J. Salame (3)	Managing Director
Jeffrey W. Schroeder (1)	Managing Director
Harvey M. Schwartz (1)	Managing Director
Michael S. Sherwood (3)	Managing Director
David M. Solomon (4)	Managing Director
Esta Stecher (4)	General Counsel and Managing Director
Steven H. Strongin (4)	Managing Director
David A. Viniar (4)	Managing Director
John S. Weinberg (4)	Managing Director
Yoel Zaoui (2) Eric S. Lane(1) Stephen M. Scherr(1) Ashok Varadhan(1)	Managing Director Managing Director Managing Director Managing Director

(1)	200 West Street, New York, NY 10282
(2)	Peterborough Court, 133 Fleet Street, London EC4A 2BB, England
(3)	River Court, 120 Fleet Street, London EC4A 2QQ, England
(4)	Cheung Kong Center, 68th Floor, 2 Queens Road Central, Hong Kong, China
(5)	12-32, Akasaka I-chome, Minato-Ku, Tokyo 107-6006, Japan
(6)	1 Raffles Link, #07-01 South Lobby, Singapore 039393

(c)	Not Applicable.

Item 33.	LOCATION OF ACCOUNTS AND RECORDS

(1)	Commerce Investment Advisors, Inc., 8000 Forsyth Boulevard, St. Louis, Missouri, and 922 Walnut Street, Kansas City, Missouri 64106 (records relating to their functions as investment adviser and co-administrator to each of Registrant’s investment portfolios).

(2)	Goldman, Sachs & Co., 200 West Street, New York, New York 10282 (records relating to its function as co-administrator and distributor to each of Registrant’s investment portfolios).

(3)	State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts 02111 (records relating to its function as custodian, transfer agent, and fund accountant to each of Registrant’s investment portfolios).

(4)	Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000, Philadelphia, Pennsylvania 19103-6996 (Registrant’s Trust Instrument, By-Laws and minute books).

Item 34.	MANAGEMENT SERVICES

Not Applicable.

Item 35.	UNDERTAKINGS

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 37 under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 37 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Kansas City, State of Missouri, on the 27th day of February, 2012.

THE COMMERCE FUNDS
Registrant

/s/ William R. Schuetter
William R. Schuetter
President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 37 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ Peter W. Fortner	Chief Accounting Officer	February 27, 2012
Peter W. Fortner

/s/ David L. Bodde	Lead Independent Trustee	February 27, 2012
David L. Bodde

/s/ Martin E. Galt, III	Trustee, Chairman	February 27, 2012
Martin E. Galt, III

/s/ Charles W. Peffer	Trustee	February 27, 2012
Charles W. Peffer

/s/ James M. Snowden, Jr.	Trustee	February 27, 2012
James M. Snowden, Jr.

THE COMMERCE FUNDS

EXHIBIT INDEX

Exhibits

(h)(4)	Amendment No. 2 to Co-Administration Agreement between Registrant, Goldman Sachs Asset Management and Commerce Investment Advisors.

(i)	Opinion and consent of Drinker Biddle & Reath LLP.

(j)(2)	Consent of KPMG LLP.